SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

  |X|    Preliminary proxy statement
  |_|    Definitive proxy statement
  |_|    Definitive additional materials
  |_|    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):

  |_|   No fee required.
  |X|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)   Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------


  (2)    Aggregate number of securities to which transactions applies:
-------------------------------------------------------------------------------


  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $14,554,000
-------------------------------------------------------------------------------


  (4)    Proposed maximum aggregate value of transaction:
         $14,554,000
-------------------------------------------------------------------------------

  (5)    Total Fee paid:
         $2,910.80
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  |X|Check box if any part of the fee is offset as provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the form or schedule and the date of its filing.


  (1)    Amount previously paid:    $2,910.80

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  (2)    Form, schedule or registration statement no.:
-------------------------------------------------------------------------------

  (3)    Filing party:     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED
                           PARTNERSHIP
-------------------------------------------------------------------------------

  (4)    Date filed:       January 15, 1997

--------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

                                PRELIMINARY COPY


                       [LETTERHEAD OF CONNECTICUT GENERAL
                    EQUITY PROPERTIES-I LIMITED PARTNERSHIP]





                                                              March __, 1997



Dear Limited Partners:


         Enclosed for your consideration are a Consent Solicitation Statement dated March , 1997 (the "Solicitation Statement"), and a form for indicating whether or not you wish to grant your consent (the "Consent Form") with respect to the solicitation (the "Solicitation") by Connecticut General Realty Resources, Inc.-Third, the general partner (the "General Partner") of Connecticut General Equity Properties-I Limited Partnership (the "Partnership"), on behalf of the Partnership of consents from registered holders ("Unitholders") of units of limited partnership interests in the Partnership (the "Units") with respect to (i) the proposed sale (the "Sale") of all of the real estate assets of the Partnership to Glenborough Properties, L.P. pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997 (the "Purchase Agreement"), and
(ii) the dissolution and liquidation of the Partnership thereafter (the "Liquidation").

         Upon consummation of the Sale, the Partnership will receive $14,554,000 in cash consideration. After the consummation of the Sale, the Partnership intends to liquidate and distribute to Unitholders (A) the net proceeds of the Sale, after deducting expenses of the Sale (estimated at a maximum amount of $33,000), together with (B) the net cash value of the remaining Partnership assets. Based on the sum of items (A) and (B) above and by dividing this amount by the number of Units issued and outstanding as of the Record Date (as defined in the Solicitation Statement), the General Partner currently estimates that such distribution will equal an average amount of approximately $386 per $1,000 Unit. There can, however, be no assurances that this will be the actual amount distributed to Unitholders. Furthermore, as more fully described in the enclosed Solicitation Statement, the actual amount distributed per Unit may vary from one Unitholder to another depending on the date of the Unitholder's admission to the Partnership. See the discussion under the caption entitled "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS" in the enclosed Solicitation Statement.

         To date, based on the first admission date, the Partnership has distributed $209 per $1,000 Unit from previous property sales and $508 per $1,000 Unit from operations and cash reserves.

         The General Partner of the Partnership recommends that Unitholders consent to the Sale, the Purchase Agreement and the Liquidation.


         The Solicitation will expire at 5:00 p.m., Eastern Standard Time, on April , 1997 (the "Expiration Date"), unless the General Partner, in its sole discretion, extends the period during which the Solicitation is open. Consent Forms may be revoked at any time until the Expiration Date, but may not be revoked thereafter.

         If you desire to consent to the Sale, the Purchase Agreement and the Liquidation, you should so indicate by marking the appropriate box on the Consent Form included herewith, and completing, signing, dating and delivering the Consent Form to the Partnership by mail in the self-addressed, postage-paid envelope enclosed for that purpose, by overnight courier or by facsimile at the address or facsimile number set forth below and on the Consent Form prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, all in accordance with instructions contained in the Solicitation Statement and the Consent Form.

         This letter merely summarizes certain of the terms of the Solicitation as set forth in the Solicitation Statement and is qualified by the information set forth therein; accordingly, you are urged to read the enclosed Solicitation Statement in its entirety.

         YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE, UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. ACCORDINGLY, IN ORDER TO COUNT, THE ENCLOSED CONSENT FORM MUST BE RECEIVED BY THE PARTNERSHIP PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

         Any inquiries you may have with respect to the Solicitation or any request for additional copies of the Solicitation documents should be addressed to the Partnership at CGEP, 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone
Number: (800) 255-5876; Facsimile Number: (860) 726-4166.

                                       Sincerely,

                                       CONNECTICUT GENERAL EQUITY
                                       PROPERTIES-I LIMITED PARTNERSHIP

                                       By: Connecticut General Realty Resources,
                                           Inc.-Third, General Partner


                                       By: ___________________________________
                                             John D. Carey, President

                                PRELIMINARY COPY

                     CONNECTICUT GENERAL EQUITY PROPERTIES-I
                               LIMITED PARTNERSHIP

                         CONSENT SOLICITATION STATEMENT


                                  INTRODUCTION

         This Consent Solicitation Statement (this "Statement") is being furnished to holders ("Unitholders") of record of units ("Units") of limited partnership interests in Connecticut General Equity Properties-I Limited Partnership (the "Partnership"), as of the close of business on March 3, 1997 (the "Record Date"), in connection with the solicitation (this "Solicitation") of consents, upon the terms and subject to the conditions of this Statement and the accompanying form of consent (the "Consent Form"), by Connecticut General Realty Resources, Inc.-Third, the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, to (i) the proposed sale of all of the real estate assets of the Partnership to Glenborough Properties, L.P. (the "Purchaser") pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997, between the Partnership and the Purchaser (the "Purchase Agreement"), the text (excluding the schedules and exhibits thereto) of which is attached as Annex 1 hereto and incorporated herein by reference (the sale of all of the Partnership's real estate assets and the other transactions contemplated by the Purchase Agreement are hereinafter referred to collectively as the "Sale"), and (ii) the dissolution and liquidation of the Partnership thereafter (the "Liquidation").

         Upon consummation of the Sale, the Partnership will receive $14,554,000 in cash consideration. After the consummation of the Sale, the Partnership intends to liquidate and distribute to Unitholders (A) the net proceeds of the Sale , after deducting expenses of the Sale (estimated at a maximum amount of $33,000), together with (B) the net cash value of the remaining Partnership assets. Based on the sum of items (A) and (B) above and by dividing this amount by the number of Units issued and outstanding as of the Record Date, the General Partner currently estimates that such distribution will equal an average amount of approximately $386 per $1,000 Unit. There can, however, be no assurances that this will be the actual amount distributed to Unitholders. Furthermore, as more fully described under the caption entitled "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS" the actual amount distributed per Unit may vary from one Unitholder to another depending on the date of the Unitholder's admission to the Partnership.

         To date, based on the first admission date, the Partnership has distributed $209 per $1,000 Unit from previous property sales and $508 per $1,000 Unit from operations and cash reserves. See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."

         This Statement, and the enclosed Consent Form are being first mailed to Unitholders of the Partnership on or about March , 1997.

         This Statement, including the Purchase Agreement attached hereto, contain important information which should be read before any decision is made with respect to the Solicitation. All statements in this Statement are qualified in their entirety by reference to the Purchase Agreement attached hereto as Annex 1 (excluding schedules and exhibits). Unitholders are urged also to read the text of the Purchase Agreement.

         The General Partner of the Partnership recommends that Unitholders consent to the Sale, the Purchase Agreement and the Liquidation.


         THIS SOLICITATION FOR CONSENT FORMS WILL EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME, ON APRIL , 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. CONSENT FORMS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER.


         Questions and requests for assistance or additional copies of the Solicitation documents may be directed to the General Partner at the
Partnership's principal executive office at 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone Number: (800) 255-5876; Facsimile
Number: (860) 726-4166.


                  DESCRIPTION OF THE TERMS OF THE SOLICITATION

Purpose of Solicitation

         Upon the terms and subject to the conditions set forth in this Statement and in the accompanying Consent Form, the General Partner on behalf of the Partnership is soliciting consents from Unitholders for the purpose of approving the proposed Sale, the Purchase Agreement and the Liquidation. See "DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT", "DESCRIPTION OF THE SALE", and "LIQUIDATION OF PARTNERSHIP; USE OF PROCEEDS."

         The cost of preparing, assembling, printing and mailing this Statement and the enclosed Consent Form, and the cost of soliciting Consent Forms, will be borne by the Partnership. Solicitation of the Consent Forms will be made initially by mail. In addition to solicitation by mail, Consent Forms may also be solicited personally, by telephone, by facsimile or by telegraph by directors, officers or other regular employees of the General Partner. No additional compensation will be paid to directors, officers or other regular employees of the General Partner for such services.

Expiration Date; Extension; Amendment

         This Statement is furnished in connection with the solicitation of Consent Forms by the General Partner to the Sale as contemplated by the Purchase Agreement and the Liquidation. This Solicitation for Consent Forms will expire at 5:00 p.m., Eastern Standard Time, on the

Expiration Date, unless extended by the General Partner in its sole discretion. The Partnership expressly reserves the right, in the sole discretion of the General Partner, (i) to extend the Expiration Date, from time to time, until the Requisite Consents (as defined below) have been obtained, and (ii) to amend, at any time or from time to time before the Requisite Consents are obtained, the terms of this Solicitation. As promptly as practicable following any such extension or amendment, notice thereof shall be given by the Partnership to each Unitholder in writing.

Record Date; Requisite Consents


         The Partnership has fixed the close of business on March 3, 1997 (the "Record Date"), as the Record Date for determining the Unitholders entitled to notice of and to consent to the Sale, the Purchase Agreement and the Liquidation. Only Unitholders on the Record Date or their duly designated proxies may execute and deliver a Consent Form. As of the Record Date, there were 39,037 whole Units outstanding held by approximately 3,665 holders of record, and 199.25 fractional Units outstanding held by approximately 418 holders of record. Holders of whole units are entitled to one vote per whole Unit, and holders of fractional Units are entitled to a proportional vote equal to their fractional interest.

         The Sale and the Liquidation must be approved by at least a majority of the issued and outstanding Units. Unitholder consent is required in connection with the Sale and the Liquidation because the Partnership Agreement dated as of November 14, 1983, pursuant to which the Partnership was formed (as amended, supplemented or otherwise modified from time to time, the "Partnership Agreement") requires the consent (the "Requisite Consents") of the holders of a majority of the issued and outstanding Units, for both (i) the disposition of "substantially all of" the Partnership's assets, and (ii) the dissolution and liquidation of the Partnership.

         Units represented by "broker non-votes" (i.e., units held in record name by brokers or nominees as to which (i) an executed Consent Form has not been received from the beneficial owners or persons entitled to Consent, (ii) the broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity, or
(iii) the recordholder has indicated on the Consent Form or has otherwise notified the Partnership that it does not have authority to vote the Units with respect to the Sale, the Purchase Agreement and the Liquidation) will not be included in the vote totals, and therefore will have no effect on this Solicitation.

         If the Partnership fails to receive the Requisite Consents on or before the Expiration Date, or any extension thereof, then the Partnership will continue with its present objective of maximizing the return to Unitholders by actively managing and operating its properties over a short holding period. In that event, the Partnership's properties will be sold individually as previously planned. See "DESCRIPTION OF THE SALE."

Consent Procedures

         UNITHOLDERS WHO DESIRE TO CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION SHOULD SO INDICATE BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE PARTNERSHIP BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN. A UNITHOLDER MUST CONSENT TO EACH OF THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION IF IT WISHES TO GRANT ITS CONSENT.

         All Consent Forms that are properly completed, signed and delivered to the Partnership and not properly revoked (See "Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. If a Consent Form is delivered and none of the "CONSENT" nor the "DOES NOT CONSENT" nor the "ABSTAIN" box is marked with respect to the Sale, the Purchase Agreement and the Liquidation, but the Consent Form is otherwise properly completed and signed, the Unitholder will be deemed to have consented to each of the Sale, the Purchase Agreement and the Liquidation.

         Consent Forms should be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Unitholder's right to sell or transfer the Units. All Consent Forms received by the Partnership (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date, unless the Unitholder revokes such Consent Form prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date by following the procedures set forth under "Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with deliveries of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this Solicitation by the General Partner shall be conclusive and binding.

Revocation of Instructions

         Any Unitholder who has delivered a Consent Form to the Partnership may revoke the instructions set forth in such Consent Form by delivering to the General Partner a written notice of revocation prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in the form of a subsequent Consent Form marked either as "CONSENT" or "DOES NOT CONSENT" or "ABSTAIN", as the case may be, (iii) be signed by the Unitholder thereof in the same manner as the original signature on the Consent Form, and (iv) be received by the General Partner prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. No Unitholder may revoke the instructions set forth in a Consent Form after 5:00 p.m., Eastern Standard Time, on the Expiration Date.

No Dissenting Unitholders' Rights

         Under the Connecticut Uniform Limited Partnership Act and under the Partnership Agreement, Unitholders do not have dissenter's appraisal rights in connection with the Sale and the Purchase Agreement.

               DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT

Parties to the Purchase Agreement

         The Purchase Agreement has been entered into between the Partnership, Westford Office Venture, and CIGNA Income Realty-I Limited Partnership, a
Delaware limited partnership ("CIR"), as sellers, and the Purchaser, as purchaser. Pursuant to the Purchase Agreement, the Partnership, Westford Office Venture and CIR have each agreed to sell all of their respective real estate assets to the Purchaser.

         The Partnership is a Connecticut limited partnership with its principal executive office at 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone Number (860) 726-6000. For a description of the Partnership and its properties see the Partnership's

Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Partnership's 10-K"), a copy of which is being mailed to Unitholders together with this Statement and is incorporated herein by reference.

         Westford Office Venture is a Connecticut general partnership between the Partnership and CIR which owns the Westford Corporate Center in Westford, Massachusetts. The Partnership owns a 26.08% interest in the Westford Office Venture. CIR owns the remaining 73.92% interest in the Westford Office Venture.

         The Purchaser is a California limited partnership with an address at 400 South El Camino Real, San Mateo, California 94402-1708; Telephone Number:
(415) 343-9300. To the Partnership's knowledge, Glenborough Realty Trust Inc. ("Glenborough") is the 1% general partner and 90.6% limited partner of the Purchaser. Glenborough is a self-administered and self-managed real estate investment trust with a diversified portfolio of properties including industrial, office, multi-family, retail and hotel properties. In addition, three associated companies of Glenborough control similarly diversified portfolios. Combined, the portfolios encompass approximately 11 million square feet and are spread among 22 states throughout the country.

Assets Transferred


         The Purchase Agreement provides that at the closing of the Sale (the "Closing") the Partnership will transfer and convey to the Purchaser all of the real estate assets of the Partnership, which consist primarily of the Woodlands Plaza Office Building in St. Louis, Missouri, the Lake Point I, II, III Service Center in Orlando, Florida, and the Partnership's joint venture interest in the Westford Corporate Center in Westford, Massachusetts, and certain other related assets (the "Purchased Assets"). The Purchase Agreement also provides that the Purchaser is acquiring all of the real estate assets of CIR, including CIR's joint venture interest in the Westford Corporate Center (the "CIR Assets"). The Purchaser's obligation to purchase the Purchased Assets is conditioned upon the simultaneous purchase of the CIR Assets because the Purchaser would not agree to purchase the Partnership's properties without simultaneously purchasing CIR's properties. The Purchaser's acquisition strategy is to purchase all of the Purchased Assets and the CIR Assets, thereby providing it with ownership of a mix of property types, locations, leasing risk, rates of return, etc.; a purchase of either the Partnership Assets or the CIR Assets, without the other, would not have provided an acceptable mix from the Purchaser's standpoint, nor would it afford the necessary critical mass of asset value to justify the transaction. The General Partner has recommended approval of the Sale, including this condition, because it believes that the terms of the Sale are beneficial to the Partnership and its Unitholders. The general partner of CIR is an affiliate of the General Partner of the Partnership. The General Partner believes that the total purchase price for all of the Purchased Assets and the CIR Assets is apportioned fairly among the separate properties based upon such properties' market values, that there is no disproportionate advantage either to the Partnership or to CIR, and any possible conflict between the interests of the Partnership and CIR have been avoided.

         The Purchaser is not acquiring any of the accounts receivable relating to the Purchased Assets existing as of the Closing Date or cash reserves or other similar assets of the Partnership such as prepaid expenses, if any, in an approximate aggregate net amount of $636,000 (based on the Partnership's financial statements set forth in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, including the Partnership's interest in the Westford Office Venture; there has been no material change in the financial condition of the Partnership since September 30, 1996). Any remaining accounts receivable and accounts payable of the Partnership relating to the Purchased Assets after the Sale will be transferred as of the Closing Date to the General Partner for an amount equal to the face value of such accounts receivable less the amount of such accounts payable being assumed by the General Partner. The net cash from the sale of these assets to the General Partner will be distributed to Unitholders along with the net proceeds of the Sale (after deducting expenses of the Sale in the maximum amount of approximately $33,000). See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."


Purchase Price

         The purchase price for the Purchased Assets is $14,554,000, $145,540 of which has been deposited by the Purchaser in escrow with Chicago Title Company, and the remainder of which will be paid in cash at the Closing. In addition, the Purchaser has agreed to pay all closing costs relating to the Sale, including a brokerage fee payable to Koll General Partner Services ("Koll") in an approximate amount of $247,631, except for the Partnership's legal fees and similar expenses, which the General Partner estimates to be no more than approximately $33,000.

         The purchase price represents an apportionment, based upon the respective market values of the Purchased Assets and the CIR Assets (determined in the manner described below), of the aggregate purchase price for all of the Purchased Assets and the CIR Assets of $44,204,000. This method of apportionment was used to avoid any conflict between the respective interests of the Partnership and CIR.

         The purchase price for the Purchased Assets is based upon a percentage of the aggregate market values of the Purchased Assets as determined by valuations conducted by CIGNA Investments Inc.("CII"), an affiliate of the General Partner and the general partner of CIR, and the management company that operates the Purchased Assets and the CIR Assets. CII has had 50 years' experience in the evaluation and management of commercial real estate and currently manages properties with an aggregate value estimated at more than $5.2 billion throughout the United States. As part of its management services, CII performs valuations of the Partnership's properties on an annual basis. For a description of the relevant negotiations between the Partnership and the Purchaser regarding the purchase price, see "DESCRIPTION OF THE SALE."

Assumption of Liabilities

         From and after the Closing Date, the Purchaser will assume all obligations of the Partnership relating to the Purchased Assets, including obligations under leases.


 Closing and Conditions to Closing

         The Purchase Agreement provides that the Closing will occur on or before February 17, 1997; provided, however, that if the Partnership and CIR have not by that date received the approval of the Partnership's Unitholders and CIR's unitholders, respectively, to the transactions contemplated by the Purchase Agreement, the date of the Closing will be extended until the 5th calendar day after such approvals have been obtained (the "Closing Date").


         Under the Purchase Agreement, the consummation of the Sale is subject to the satisfaction of the following conditions: (i) the approval of the Sale and the Liquidation by the Board of Directors of the General Partner and the Board of Directors of the general partner of CIR (which approvals were given unanimously by both boards on January 24, 1997), (ii) the requisite approval by the Partnership's Unitholders and the unitholders of CIR, (iii) the simultaneous consummation of the purchase by the Purchaser of the CIR Assets, (iv) the Purchaser's satisfactory review of real estate surveys and title reports with respect to the Purchased Assets and the CIR Assets, (v) the issuance to the Purchaser by a title company of an Owner's Title Insurance Policy for each of the properties contained in the Purchased Assets and the CIR Assets, and (vi) the delivery by the Partnership, Westford Office Venture and CIR to the Purchaser of appropriate instruments of conveyance and certain documents relating to the Purchased Assets and the CIR Assets. The Purchaser is obligated to procure the real estate surveys and title reports referred to in clause (iv) above by February 10, 1997, and to review such documents and state any objections it may have within 10 days after receipt thereof. It is not a condition to the Closing that the Purchaser obtain financing.


Representations and Warranties; Covenants; Engineering and Environmental Audit

         The Purchase Agreement contains representations and warranties with respect to the Partnership and the Purchased Assets which are generally customary in a transaction of this type. The Partnership has also covenanted, among other things, to grant to the Purchaser access to the Purchased Assets during the period prior to the Closing, and to allow the Purchaser to conduct an engineering audit and a Phase I environmental audit of the Purchased Assets. Such audits are not, however, conditions to the Closing. The Purchaser has agreed to indemnify the Partnership for all liabilities, damages and expenses imposed upon the Partnership in connection with such audits and the entry upon the Partnership's properties by the Purchaser's employees, agents and independent contractors.

Indemnification

         The Partnership has agreed to indemnify the Purchaser from and against all costs, charges and expenses related to (i) the ownership, management and operation of the Purchased Assets prior to the Closing Date, and (ii) the breach of any of the representations and warranties of the Partnership contained in the Purchase Agreement. In order for the Purchaser to receive indemnification for breach of certain of the representations and warranties of the Partnership, the Purchaser must make a written claim for such indemnification within one year of the Closing. The General Partner shall be solely responsible for any indemnity obligation arising under the Purchase Agreement relating to the breach of any of the representations and warranties of the Partnership contained in the Purchase Agreement.



         The Purchaser has agreed to indemnify the Partnership from and against all costs, charges and expenses related to the ownership, management and operation of the Purchased Assets after the Closing Date.

Termination

         The Purchase Agreement will terminate if (i) prior to the Closing, all or a substantial portion of the Purchased Assets or the CIR Assets are condemned and the Purchaser elects to cancel the Agreement; (ii) prior to the Closing, all or a substantial portion of the Purchased Assets or the CIR Assets are damaged, and any party elects to cancel the Agreement; (iii) the Purchaser does not receive written notice within 90 days after the date of the Purchase Agreement that the Sale and the other transactions contemplated by the Purchase Agreement have been approved by the Unitholders and the holders of units in CIR, and the Purchaser elects to cancel the Purchase Agreement; or (iv) the Sale and the other transactions contemplated by the Purchase Agreement are not consummated on or before the Closing Date (unless such failure to Close is due to some act or omission of the Partnership, in which case, the Purchaser may extend the Closing Date, or the Closing Date is extended by the mutual agreement of the parties).


         The Purchase Agreement provides that, if the Partnership complies with all covenants and conditions contained in the Purchase Agreement and is ready, wiling and able to convey the Purchased Assets to the Purchaser, and the Purchaser fails to consummate the Sale (i.e., is in default), then the Partnership shall be entitled to retain the escrow deposit of $145,540 plus interest thereon, and also to receive from the Purchaser the additional sum of $145,540, as liquidated damages. If that occurs, the

Partnership will distribute the $291,080 (after deducting expenses incurred by the Partnership in respect of the Sale) to Unitholders, and will continue with its present objective of maximizing the return to Unitholders by actively managing and operating its properties over a shore holding period. In that event, the Partnership's properties will be sold individually as previously planned. See "DESCRIPTION OF THE SALE."


Regulatory Requirements


         There are no federal or state regulatory requirements which must be complied with, nor are there any such governmental consents or approvals that must be obtained, in connection with the Sale and the other transactions contemplated by the Purchase Agreement. There are certain regulatory requirements under the laws of the State of Connecticut which must be complied with in connection with the Liquidation, principally the winding up of the affairs of the Partnership and the filing of a Certificate of Cancellation (cancelling the Partnership's Certificate of Limited Partnership) with the Secretary of State of Connecticut in accordance with the Connecticut Uniform Limited Partnership Act. These regulatory requirements will be complied with at the time of the Liquidation.


                             DESCRIPTION OF THE SALE

Background and Reasons for the Transaction

         On November 8, 1996, the Partnership received an unsolicited offer from Koll, on behalf of the Purchaser, to purchase all of the assets and liabilities of the Partnership as reflected in the Partnership's June 30, 1996 balance sheet for a purchase price of $13,000,000. The proposed purchase price in the Purchaser's original offer to purchase all of the assets and liabilities of the Partnership was equal to ninety percent (90%) of the Partnership's net asset value as of December 31, 1995 (before deducting expenses relating to the Sale, and adjusted for the sale of the Partnership's Westside Industrial Property located in Phoenix, Arizona) as determined by the Partnership, based, in part, on valuations provided by CII and on an outside appraisal of the Westford Corporate Center. The Purchaser's offer to purchase the assets of the Partnership was conditioned upon the simultaneous purchase of the assets of CIR.

         The following discussion of two offers to purchase Units made by two related entities is included because the second of these offers was made at the time that the Partnership was involved in negotiations with Koll. On or about May 28, 1996, Everest Investors 3, LLC ("Everest 3"), solicited Unitholders to purchase up to 1,925 of the Units at a purchase price of $160 per Unit, less the amount of any distributions per Unit, if any, made by the Partnership to Unitholders after April 30, 1996. This offer expired by its terms on June 28, 1996 and, to the Partnership's knowledge, Unitholders sold 784.8 Units to Everest 3 pursuant to this offer.

On or about November 18, 1996, Everest Realty Investors, LLC, a California limited liability company and affiliate of Everest 3 ("Everest"), initiated a tender offer to Unitholders to purchase up to 15,695 of the Units at a purchase price of $275 per Unit, less the amount of any distributions per Unit, if any, made by the Partnership to Unitholders after any distribution from operations for the third quarter of 1996 and less any Partnership transfer fees (the
"Everest Offer"). The Partnership recommended that Unitholders reject the Everest Offer primarily for two reasons: (1) the Partnership believed that the price of $275 per Unit, less certain amounts, was inadequate, and (2) the Everest Offer was limited to 15,695 Units, representing only approximately forty percent (40%) of outstanding Units. In reaching its determination, the Partnership considered a number of factors, including that the Partnership was negotiating with the Purchaser for the possible sale of all of the real estate assets of the Partnership for a purchase price which would result in Unitholders receiving an amount significantly greater than the Everest Offer price of $275 per Unit.

         Throughout this period, the General Partner, on behalf of the Partnership, engaged in negotiations with the Purchaser regarding the proposed sale of the Partnership's assets. During these negotiations, the Purchaser agreed (1) to limit the purchase to the Partnership's real estate assets rather than all assets and liabilities, (2) to increase its purchase price from its original offer of $13,000,000 for all of the Partnership's assets and liabilities to $14,554,000 for the Partnership's real estate assets only (the increase in the purchase price was based on market valuations conducted by CII as of December, 1996), and (3) to assume certain transaction costs, including a brokerage fee payable to Koll in an approximate amount of $247,631.


         On December 10, 1996, the Partnership and the Purchaser executed a letter of intent setting forth an agreement in principle on the terms and conditions of the Sale. On or about December 12, 1996, the Partnership sent a second letter to Unitholders informing them that a letter of intent had been executed with the Purchaser (and enclosing a copy of such letter of intent) and once again recommending the rejection of the Everest Offer. The Everest Offer expired by its terms on December 17, 1996, and, to the Partnership's knowledge, Unitholders sold 441 Units to Everest pursuant to the Everest Offer.


         On January 10, 1997, the Partnership and the Purchaser entered into the Purchase Agreement. Under the terms of the Purchase Agreement, the Purchaser will purchase all of the real estate assets of the Partnership for an aggregate purchase price of $14,554,000.

         At its inception in 1983, the Partnership estimated that its properties would be sold after a period of ownership of nine to twelve years. The Partnership has previously sold the Courtyard Shopping Center in Villa Park, Illinois, on January 11, 1990, and the Westside Industrial Property in Phoenix, Arizona, which was sold in parts, the last such sale having been completed on December 26, 1995. Of the Partnership's remaining properties, the Woodlands Plaza Office Building in St. Louis, Missouri, has been held by the Partnership for 12 years and has been previously identified by the General Partner as a candidate for a possible sale in 1997, and the Lake Point I, II and III Service Center in Orlando, Florida, has been held by the Partnership for 10 years and has been previously identified by the General Partner as a candidate for a possible sale in 1997 or 1998. The General Partner has previously identified the Westford Corporate Center in Westford, Massachusetts, which has been held by the Westford Office Venture for 10 years, for sale in 1999 or 2000.


         After acquisition, the Partnership's properties experienced a decrease in market value due to a substantial weakening of the markets for commercial real estate where these properties are located and United States real estate markets in general. Although the markets in which these properties operate and real estate markets in general have improved from the bottom of the cycle which occurred after their acquisition by the Partnership, these markets have proven to be volatile over time. Furthermore, it is an optimal time-frame for the sale of the Partnership's properties because (1) the operations of all the properties are relatively stable, (2) the real estate capital markets are active, (3) Woodlands Plaza Office Building and Lake Point I, II, III Service Center have relatively low leasing risk with major tenant rollover scheduled in 3 to 5 years, and (4) because the Westford Corporate Center has two tenants, each accounting for fifty percent of the space, and the leases of both tenants expire at the same time in 1999, the property would have to be held until the current tenants renew or new leases are signed to realize the maximum value of this property. While the Partnership anticipates that it would be able to find tenants to lease the space in the Westford Corporate Center given the present state of the market, there is a risk that it would take time and/or an investment in improvements in order to do so. As previously discussed in the Partnership's 10-K, if the Westford Corporate Center is not sold at this time, it will mostly likely have to be held by the Westford Office Venture until after 1999 or 2000 at which time new leases for this property are expected to be obtained. In addition, In addition, the owner of an adjacent parcel, formerly occupied by a gas station, has requested permission from the Partnership to permit to access the property to install up to three shallow monitoring wells to collect groundwater samples to determine whether contamination has occurred from the migration of gasoline spilled on the adjacent parcel.




              LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS


         The General Partner estimates that the net proceeds from the Sale (after deduction of estimated expenses of the Sale in a maximum amount of $33,000) when added to the net cash from the sale of the remaining assets of the Partnership to the General Partner in an estimated minimum amount of approximately $636,000 (based on the Partnership's financial statements set forth in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, including the Partnership's interest in the Westford Office Venture; there has been no material change in the financial condition of the Partnership since September 30, 1996), will be approximately $15,100,000, or an average amount of $386 per Unit. This amount was determined by adding the net proceeds of the Sale together with the net cash of the sale of the remaining assets of the Partnership and dividing this amount by the number of issued and outstanding Units.

         The actual amount distributed per Unit may vary from one Unitholder to another depending on the date of the Unitholder's admission to the Partnership. The date of admission to the Partnership may cause the actual amounts distributed per Unit to vary among Unitholders because Unitholders with different admission dates will have different capital account balances. During the Partnership's offering period limited partners were admitted to the Partnership from time to time on a monthly basis. During this period, cash distributions were made and income and loss were allocated to limited partner's capital accounts beginning as of their respective admission dates. In general, the earlier a limited partner was admitted to the Partnership, the lower the amount of the liquidation distribution will be because such limited partner's capital account balance will have been reduced by more cash distributions (which were not fully offset by corresponding income allocations) and therefore will be lower than the capital accounts of limited partners admitted at later dates. For example, for a limited partner admitted on May 14, 1984, the earliest possible admission date, the minimum amount of the distribution will be approximately $368, whereas for a limited partner admitted on December 2, 1985, the latest possible admission date, the maximum amount of the distribution will be approximately $419.


         Any remaining accounts receivable and accounts payable of the Partnership relating to the Purchased Assets after the Sale will be transferred as of the Closing Date to the General Partner for an amount equal to the face value of such accounts receivable less the amount of such accounts payable being assumed by the General Partner.


         The Partnership intends to liquidate within sixty (60) days after the consummation of the Sale and distribute the net proceeds of the Sale , along with the net cash value of the remaining assets of the Partnership to the Unitholders. There can be no assurances, however, that the liquidation of the Partnership will take place within the estimated time frame. It is possible that it will take more time than was initially estimated to wind up the affairs of the Partnership and dissolve, but it is the Partnership's intention to do so within the sixty-day period or soon thereafter.

         After the Closing and pending the distribution to Unitholders, the proceeds of the Sale will be held by the Partnership in short-term, interest-bearing liquid investments. The Partnership has an investment account with Fleet Bank, pursuant to which Fleet Bank in its discretion invests the Partnership's funds on a daily basis in repurchase agreements.


General Partner Recommendation


         On January 24, 1997, the Board of Directors of the General Partner unanimously approved the Sale to the Purchaser pursuant to the Purchase Agreement and the Liquidation, and directed that the Sale and the Liquidation be submitted to the Partnership's Unitholders for consent with the recommendation that Unitholders consent. The principal factors taken into consideration by the Board in approving the Sale and the Liquidation and in recommending that Unitholders consent thereto was that the Board concluded that the purchase price was a fair price to the Partnership and that it was an optimal time frame to sell all of the Purchased Assets . The Board concluded it was a fair price based on a number of factors. First, the purchase price was arrived at by arm's length negotiations, during the course of which the Purchaser agreed to increase the price from $13,000,000 for all of the Partnership's assets and liabilities to $14,554,000 for only the Partnership's real estate assets (the Partnership's non-real estate assets, including accounts receivable and cash and cash equivalents on hand, will be liquidated and the proceeds distributed to Unitholders). Second, in addition to paying the increased purchase price, the Purchaser agreed to pay Koll's brokerage fee of approximately $247,631 and to assume all closing costs, except for the Partnership's legal fees and expenses which are estimated at a maximum amount of $33,000. Third, because the Purchaser's obligation to purchase under the Purchase Agreement is subject to fewer conditions than is often the case, the General Partner believes that it is far less likely that the Sale would not be consummated than is often the case. For example, the Sale is not subject to conditions such as an environmental review of the properties, or the ability of the Purchaser to obtain satisfactory financing. Fourth, the purchase price represents a high percentage of market value (as determined by CII). Finally, the sale of all of the Partnership's properties at one time reduces transaction costs and administrative expenses, as well as future market risks. Although the sale of all of the Partnership's properties at one time reduces transaction costs, it is possible that if the properties were sold on an individual basis, the Partnership could realize a higher or lower return.

         The timing of the Sale is advantageous,  the Board  concluded,  because
(1) the markets in which the Partnership's properties operate have recovered substantially from the bottom of the cycle which occurred after their acquisition by the Partnership, (2) all of the Partnership's properties have relatively stable operations, (3) real estate capital markets are active, (4) Woodlands Plaza Office Building and Lake Point I, II, III Service Center have relatively low leasing risk with major tenant rollover scheduled in 3 to 5 years and the Partnership had previously identified both of these properties for a possible sale in 1997, (5) as previously noted in the Partnership's 10-K, if the Westford Corporate Center is not sold at this time, such property would most likely have to be held by the Westford Office Venture until after 1999 or 2000 at which time new leases for this property are expected to be obtained, and (6) the sale of all of the Partnership's properties is within the original projected ownership time-frame of the Partnership.

         For the foregoing reasons, the General Partner of the Partnership has approved the Sale and the Liquidation and recommends that Unitholders consent to the Sale, the Purchase Agreement and the subsequent Liquidation.


                              ACCOUNTING TREATMENT

         The transactions contemplated by the Purchase Agreement will be accounted for as a sale of assets. The Partnership estimates that the Sale of the Purchased Assets will result in a tax loss of approximately $3,600,000 to the Partnership or approximately $91 per $1,000 Unit.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES


         The following discussion summarizes certain federal income tax consequences arising from the consummation of the Sale and Liquidation. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations thereunder, administrative rulings, and judicial authority, all as of the date of this Statement. All of the foregoing are subject to change, and any such change could affect the continuing accuracy of this summary. Due to the complexity of the tax issues involved, this summary does not discuss all aspects of federal income taxation that may be relevant to a particular Unitholder in light of such Unitholder's specific circumstances or to certain types of Unitholders subject to special treatment under the federal income tax laws, such as foreign persons, dealers in securities, banks, insurance companies and tax-exempt entities, nor does it describe any aspects of state, local, foreign or other tax laws. UNITHOLDERS SHOULD CONSULT THEIR RESPECTIVE TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO EACH SUCH UNITHOLDER OF THE SALE AND LIQUIDATION.


         Under current federal income tax law, a partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account his, her or its allocable share of the partnership's items of income, gain, loss, deduction and credit in computing his, her or its own income tax liability. The distribution of cash by a partnership generally is not a separate taxable event. The foregoing tax treatment, however, depends entirely upon the Partnership's classification as a partnership (rather than an association taxable as a corporation) for federal income tax purposes. Although no independent investigation has been made for this purpose, the summary herein assumes, and the General Partner believes, that the Partnership has been and will continue to be properly classified as a
partnership  for  federal  income  tax  purposes.   Since  its  formation,   the
Partnership has taken the federal income tax reporting position that it is a partnership for federal income tax purposes.

Sale of Assets

         The General Partner expects that the Sale will result in a net loss to the Partnership for federal income tax purposes. The loss from the Sale will be allocated among the Unitholders in accordance with the Partnership Agreement and will decrease each Unitholder's adjusted basis in its respective Units. Because the Partnership uses an accrual-method of accounting, the transfer of the Partnership's accounts receivable and accounts payable to the General Partner in exchange for their "net cash value" (i.e., the excess of the face amount of the accounts receivable over the face amount of the accounts payable) should not have federal income tax consequences to the Unitholders since the accounts receivable and accounts payable should already have been taken into account for federal income tax purposes when they accrued.

         The Purchased Assets are real property used in a trade or business. The character of gain or loss from the sale or exchange of such property is governed by Section 1231 of the Code ("Section 1231"). Gain or loss from the sale of
Section 1231 assets is generally treated as capital gain or ordinary loss. As noted above, the General Partner expects the Sale to result in a net loss for federal income tax purposes, which will be characterized as a Section 1231 loss. A Unitholder's allocable share of the Section 1231 loss will be combined with any other Section 1231 gains or losses of such Unitholder, regardless of whether such gains or losses relate to the Unitholder's investment in the Partnership, for the taxable year of the Sale. If, after combining all of a Unitholder's
Section 1231 gains and losses from all activities and investments in a taxable year, such Unitholder has a net Section 1231 gain, such gain generally will be treated as a capital gain and can be reduced by capital losses (if any) realized by a Unitholder from the sale of exchange of capital assets. On the other hand, a net Section 1231 loss generally is treated as an ordinary loss. In addition, a net Section 1231 gain (that would otherwise be treated as capital gain) may be converted into ordinary income if, in any of the five previous taxable years, a Unitholder had a net Section 1231 loss which was not offset by a succeeding year's net Section 1231 gain. Thus, the tax treatment to each Unitholder from the Sale will depend on the overall tax situation of each such Unitholder.

         Section 469 of the Code  provides  special  rules for the  treatment of income and loss realized by individuals, trusts, estates and certain corporations from "passive activities." A passive activity, for these purposes, generally includes any rental activity. Therefore, a Unitholder's distributive share of Partnership income or loss is generally treated as income or loss from a passive activity. Losses from passive activities, to the extent they exceed income from all such activities (exclusive of interest, dividends, royalties and similar items, which are referred to as "portfolio income"), generally may not be deducted against other income of the taxpayer, including wages, active business income and portfolio income. Such losses, referred to as "suspended losses," are carried forward and treated as deductions from passive activities in later taxable years. However, if a taxpayer disposes of its entire interest in a passive activity in a fully taxable transaction (i.e., in which all realized gains and losses are recognized) during the taxable year, any suspended losses may be used to offset both passive and nonpassive income. The Partnership's sale of all its assets and subsequent liquidation and distribution of available cash to the Unitholders generally will constitute a complete disposition by a Unitholder of its interest in the Partnership. As a result, the excess of (x) the sum of any loss from the Partnership for the taxable year in which the Sale occurs, suspended losses carried over from prior years and any loss realized on the Sale, over (y) net income or gain for such taxable year from any other passive activities of the Unitholder will not be treated as a loss from a passive activity. Thus, any loss reportable by a Unitholder as a result of the transactions contemplated herein and any suspended losses, if any, from prior taxable years attributable to the Partnership can be used by a Unitholder to offset passive and nonpassive income.

Distributions of Cash in Liquidation

         Except as discussed below, a distribution of cash by the Partnership to the Unitholders would not be a separate taxable event.

         Upon the distribution of cash by the Partnership pursuant to the Liquidation, a Unitholder will recognize additional gain to the extent that the sum of the cash received is greater than the adjusted tax basis in its Units. To the extent that the sum of the cash so received is less than a Unitholder's adjusted tax basis in its Units, a Unitholder will recognize additional loss. The Partnership has no Partnership nonrecourse liabilities, a reduction in which would otherwise be treated as the payment of additional cash. In general, a Unitholder's basis in its Units is equal to the amount of cash contributed by the Unitholder to the Partnership or the amount paid by the Unitholder for Units if purchased other than from the Partnership, (a) increased by income and gain allocated to such Units and by the Unitholder's proportionate share of Partnership liabilities and (b) decreased by losses allocated and distributions made with respect to such Units. For this purpose, a Unitholder's adjusted basis in Units would be increased by its share of any gain, and reduced by its share of any loss, recognized upon the disposition of the Partnership's assets. Gain or loss recognized by a Unitholder from distributions in liquidation of the Partnership generally will be characterized as capital gain or loss. Such capital gain or loss will be long-term if the Unitholder's holding period for its Units is more than one year. In addition, capital losses can be used by a Unitholder to reduce net Section 1231 gains that have not otherwise been recharacterized as ordinary income and net capital gains from all other sources that are realized in the taxable year.

Characterization of Transaction as a Sale by Unitholders of their Units


         It is possible that the Internal Revenue Service (the "IRS") will challenge the federal income tax treatment of the transaction as discussed above under "Sale of Assets" and "Distributions of Cash in Liquidation." In some cases, the courts have held that a partnership's sale of its assets as a "going concern" or an "ongoing business" should be treated as a sale of the partners' interest in the partnership. However, it is not clear for this purpose what constitutes a "going concern" or an "ongoing business," particularly in situations in which the partnership does not sell all of its assets. A sale of a partner's interest in a partnership is generally treated as a sale of a capital asset with gain or loss thereon characterized as capital gain or capital loss. If the IRS were to assert that the Sale and Liquidation constituted a sale by the Unitholders of their Units, and a court were to uphold such determination, any loss realized by a Unitholder on such sale would be a capital loss, and would only be available to offset capital gain and, in the case of non-corporate Unitholders, $3,000 of ordinary income. Subject to certain limitations, excess capital losses can be used to offset capital gain and ordinary income in other taxable years. For federal income tax purposes, the General Partner intends to report the Sale and Liquidation as a sale of the Partnership's assets followed by a distribution of the cash proceeds in liquidation of the Partnership. There can be, however, no assurance that this treatment will not be challenged by the IRS, and if so challenged, that this treatment would prevail before a court.

                             SELECTED FINANCIAL DATA


         The following selected historical financial data for the Partnership for each of the years in the five year period ended December 31, 1995, have been derived from the Partnership's financial statements, which have been audited by Price Waterhouse LLP, independent accountants. The data for the quarters ended September 30, 1995, and September 30, 1996 have been derived from unaudited financial statements appearing in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and which, in the opinion of the General Partner, includes all adjustments, consisting only of normal adjustments, necessary for the fair statement of the results for the unaudited periods. The selected financial data are qualified in their entirety by and should be read in conjunction with the Partnership's financial statements and related notes appearing in the Partnership's 10-K, and in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.


                             Quarter Ended                              Fiscal Year Ended December 31 (a)
                             -------------                              ---------------------------------
                          September      September
                           30, 1996       30, 1995      1995           1994           1993          1992            1991
Total assets (b)        $14,586,007    $15,917,214    $15,779,061    $15,886,403                  $18,841,802     $23,231,572
                                                                                    $18,116,233
Total income              1,821,745      2,112,344      2,761,823      2,338,050      2,600,369     2,649,750       2,736,543

Net income (loss)
(c)                         490,536        618,103      1,173,396      (232,492)        406,434   (2,651,499)         230,926
Net income (loss)
per Unit (c)                  12.38          15.33          29.34         (7.08)          10.26       (66.90)            5.83

Cash distributions to
limited partners (d)
                            215,407        393,149      1,250,072      1,890,411      1,174,738     1,727,963       1,040,549
Cash distributions
per Unit (d)                   5.49          10.02          31.86          48.18          29.94         44.04           26.52


(a) Reference is made to Notes to Financial Statements in the Partnership's 10-K for a description of payments to the State of Connecticut on behalf of limited partners. These payments are charged to limited partners capital accounts and have not been included as part of the above presentation.

(b) Total assets includes Partnership's equity investment in the joint venture. See the Notes to Financial Statements in the Partnership's 10-K for a description of the joint venture.

(c) Included in 1995 is a gain on sale of property of $464,957 ($449,775 to limited partners or $11.46 per Unit). Included in 1994 and 1992 are losses due to impairment of assets of $835,000 ($21.07 per Unit) and $2,791,040 ($70.42 per Unit), respectively. Included in 1994 is a gain on sale of property of $245,873 ($195,721 to limited partners or $4.99 per Unit).

(d) Quarterly distributions are paid 45 days following the end of the calendar quarter. Cash distributions to limited partners in 1995 include proceeds from the sale of Building #6 of Westside Industrials. Included in 1994 are the proceeds from the sale of Buildings #1 and #2 of Westside Industrials.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Voting Securities; Record Date


                  As of the Record  Date,  there  were  39,037  whole  Units and
199.25 fractional Units outstanding, which represent all of the voting securities of the Partnership. Each whole Unit is entitled to one vote, and each fractional Unit is entitled to a proportional vote equal to the fractional interest. Only Unitholders of record as of the Record Date, will be entitled to notice of and to execute and deliver a Consent Form.


Security Ownership of Certain
Beneficial Owners and Management

                  The following table sets forth, as of the Record Date, the beneficial ownership of Units of the Partnership and the shares of common stock of CIGNA Corporation, the indirect parent corporation of the General Partner, of the individual directors and officers of the General Partner, and all of the directors and officers as a group.

                                                      CIGNA
                                  Units               Shares
                                  Beneficially        Beneficially      Percent
Name and Address                  Owned (a)           Owned (b)         of Class


R. Bruce Albro (c)                    0                  9,192              *
900 Cottage Grove Road
Hartford, Connecticut  06152

J. Robert Andrews (d)                 0                  1,660              *
900 Cottage Grove Road
Hartford, Connecticut  06152

David C. Scheinerman (e)              0                  2,152.846          *
900 Cottage Grove Road
Hartford, Connecticut  06152

John D. Carey (d)                     0                    154              *
900 Cottage Grove Road
Hartford, Connecticut  06152

Verne E. Blodgett (d)                 0                  1,015              *

900 Cottage Grove Road
Hartford, Connecticut  06152

Joseph W. Springman (f)               0                  3,484              *
900 Cottage Grove Road
Hartford, Connecticut  06152

David C. Kopp (d)                     0                  1,115              *
900 Cottage Grove Road
Hartford, Connecticut  06152

Kenneth Garrett (d)                   0                    100              *
900 Cottage Grove Road
Hartford, Connecticut  06152

Josephine Donofrio                    0                      0              *
900 Cottage Grove Road
Hartford, Connecticut  06152


All directors and
officers group (9)(g)                 0                 18,872.544          *

* Less than 1% of class


(a) No officer or director of the General Partner possesses a right to acquire beneficial ownership of additional Units of interest of the Partnership.

(b) The directors and officers have sole voting and investment power over all the shares of CIGNA common stock they own beneficially.


(c) Shares beneficially owned includes options to acquire 6,056 shares and 1,318 shares which are restricted as to disposition.


(d)   Shares beneficially owned are restricted as to disposition.

(e) Shares beneficially owned includes options to acquire 345 shares and 1,599 shares which are restricted as to disposition.

(f) Shares beneficially owned includes options to acquire 1,035 shares and 1,660 shares which are restricted as to disposition.

(g) Shares beneficially owned by directors and officers include 7,436 shares of CIGNA common stock which may be acquired upon exercise of stock options and 8,621 shares which are restricted as to disposition.

      There are no Unitholders holding five percent (5%) or more of the Partnership's issued and outstanding Units. None of the Partnership, CIR, the General Partner, the general partner of CIR, nor any of the officers and directors of the General Partner have any relationship with the Purchaser.


                         MARKET FOR UNITS; DISTRIBUTIONS

                  There is no established public trading market for the Units.

                  The Partnership declared quarterly cash distributions to Unitholders for 1991 through the third quarter of 1996 as set forth in the following table:

                                                     Cash Distribution Per Unit

Qtr.    Date Paid(a)      1996           1995           1994           1993           1992          1991
----    ------------      ----           ----           ----           ----           ----          ----
1st     May 15          $ 4.65         $ 5.01         $ 7.50         $ 8.10        $ 12.51        $ 6.50
2nd     August 15         5.01          13.71(c)       32.01(b)        7.50          12.51          6.50
3rd     November 15       5.49          10.02(d)        5.01           6.99          12.51          6.51
4th     February 15        N/A          37.31(e)        3.12           3.66           7.35          6.51
                                       ---------       -----        ---------      -------      --------
                        $15.15         $66.05         $47.64         $26.25        $ 44.88        $26.02

(a)     Quarterly distributions are paid 45 days following the end of the calendar quarter.
(b)     Includes $27.00 per Unit from a partial sale of Westside Industrials.
(c)     Includes $8.70 per Unit from a partial sale of Westside Industrials.
(d)     Includes $4.84 per Unit from a lease termination fee received at Woodlands Plaza II.
(e)     Includes $28.31 per Unit from the sale of the remainder of Westside Industrials.


                                  OTHER MATTERS

                  There are no other matters other than as set forth in this Statement for which Consent Forms are being solicited.


                           INCORPORATION BY REFERENCE

                  The following documents, which have been previously filed by the Partnership with the Securities and Exchange Commission, are hereby incorporated herein by reference:


(1)               The Partnership's 10-K;

                  (2) The information set forth in Part 1 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996; and

                  (3) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report referred to in (1) above.

                  Pursuant to the regulations of the Securities and Exchange Commission, the Partnership will provide to each Unitholder of record on the Record Date, without charge and upon written or oral request of such person, copies all reports (excluding exhibits) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report in (1) above.

                  A  copy  of  the  Partnership's   10-K,  and  a  copy  of  the
Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, are being sent to Unitholders concurrently with this Statement.

                                 CONNECTICUT GENERAL EQUITY
                                 PROPERTIES-I LIMITED PARTNERSHIP

                                 By:     Connecticut General Realty
                                         Resources, Inc.-Third, General Partner



                                 By:
                                        -----------------------------------
                                         John D. Carey, President



 March    , 1997

                           CONNECTICUT GENERAL EQUITY
                        PROPERTIES-I LIMITED PARTNERSHIP

          CONSENT FORM REGARDING SALE OF ASSETS, PURCHASE AGREEMENT AND
                                   LIQUIDATION


          The undersigned, a holder of units ("Units") of limited partnership interests in Connecticut General Equity Properties-I Limited Partnership (the "Partnership"), hereby

  o CONSENTS                 o DOES NOT CONSENT                    oABSTAINS


(i) to the sale of all of the real estate assets of the Partnership (the "Sale") pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997, between the Partnership, Westford Office Venture, CIGNA Income Realty-I Limited Partnership, and Glenborough Properties, L.P. (the "Purchase Agreement"), (ii) the Purchase Agreement, and (iii) the dissolution and liquidation of the Partnership (the "Liquidation") as described in the Partnership's Consent Solicitation Statement dated March , 1997 (the "Solicitation Statement"). The units represented by this Consent will be voted in accordance with the election specified by the holder named below. If no election is specified, any otherwise properly completed and signed consent form will be deemed to be a consent to each of the Sale, the Purchase Agreement and the Liquidation. By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement.


          This Consent is solicited by the General Partner on behalf of the Partnership.

          The  Partnership  reserves  the right to waive any  conditions  to, or
modify  the  terms  of,  the   Solicitation  (as  defined  in  the  Solicitation
Statement).

          A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Solicitation Statement.


          In order to count, this Consent Form must be received by the Partnership prior to 5:00 p.m., Eastern Standard Time, on April , 1997.


          This fully completed and executed consent form should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership, as follows:

If delivered by mail or by courier, to:        If delivered by telecopier, to:

CGEP                                           CGEP
900 Cottage Grove Road, S-313                  Facsimile Number: (860) 726-4166
Hartford, Connecticut 06152-2313               Telephone Number: (800) 255-5876

                         THIS CONSENT FORM CONTINUES AND
                        MUST BE SIGNED ON THE SECOND PAGE

                           CONNECTICUT GENERAL EQUITY
                        PROPERTIES-I LIMITED PARTNERSHIP



          Please sign your name below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


           Date: _____________, 1997






           Signature






           Name (Please Print)






           Signature if held jointly






           Name (Please Print)

                                                            Annex 1


                       AGREEMENT OF PURCHASE AND SALE

                                     BETWEEN

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP

                                       AND

                     CONNECTICUT GENERAL EQUITY PROPERTIES-I
                               LIMITED PARTNERSHIP
                                       AND
                            WESTFORD OFFICE VENTURE,

                                   AS SELLERS,

                                       AND

                          GLENBOROUGH PROPERTIES, L.P.,

                                  AS PURCHASER



==============================================================================




## NY28/MCKEJ/75515.21


                                                 TABLE OF CONTENTS
                                                                                                               Page
1.                Property......................................................................................  1

2.                Purchase Price and Deposits...................................................................  2

3.                Failure to Close..............................................................................  3

4.                Closing and Transfer of Title.................................................................  3
                  4.1      Closing..............................................................................  3
                  4.2      Closing Procedure....................................................................  4
                  4.3      Purchaser's Performance..............................................................  6
                  4.4      Evidence of Authority; Miscellaneous.................................................  6

5.                Prorations of Rents, Taxes, etc...............................................................  7

6.                Purchaser Inspections, Contingencies, and Elections...........................................  9
                  6.1      Document Inspection..................................................................  9
                  6.2      Physical Inspection.................................................................. 10
                  6.3      Survey Contingency................................................................... 11
                  6.4      Title Contingency.................................................................... 11
                  6.5      Election With Respect to Contracts and Agreements.................................... 13

7.                Loss due to Casualty or Condemnation.......................................................... 13
                  7.1      Loss Due to Condemnation............................................................. 13
                  7.2      Loss Due to Casualty................................................................. 14

8.                Operation of the Property..................................................................... 14

9.                Broker........................................................................................ 15

10.               Representations and Warranties................................................................ 16
                  10.1     Limitations on Representations and Warranties........................................ 16
                  10.2     Representations and Warranties....................................................... 16
                  10.3     Seller's Knowledge................................................................... 19
                  10.4     Survival............................................................................. 20

11.               Indemnification............................................................................... 20
                  11.1     The Sellers' Indemnification......................................................... 20
                  11.2     Purchaser's Indemnification.......................................................... 21

12.               Assignment.................................................................................... 22

13.               Notices....................................................................................... 22

                                                       i



## NY28/MCKEJ/75515.21




14.               Expenses...................................................................................... 23

15.               Miscellaneous................................................................................. 24
                  15.1     Successors and Assigns............................................................... 24
                  15.2     Gender............................................................................... 24
                  15.3     Captions............................................................................. 24
                  15.4     Construction......................................................................... 24
                  15.5     Entire Agreement..................................................................... 24
                  15.6     Recording............................................................................ 24
                  15.7     No Continuance....................................................................... 24
                  15.8     Time of Essence...................................................................... 25
                  15.9     Original Document.................................................................... 25
                  15.10    Governing Law........................................................................ 25
                  15.11    Acceptance of Offer.................................................................. 25
                  15.12    Confidentiality...................................................................... 25
                  15.13    Surviving Covenants.................................................................. 25
                  15.14    Approval............................................................................. 26



                                                       ii


## NY28/MCKEJ/75515.21

                         AGREEMENT OF PURCHASE AND SALE

          THIS AGREEMENT OF PURCHASE AND SALE is made by and between CIGNA INCOME REALTY-I LIMITED PARTNERSHIP, a Delaware limited partnership ("CIR"), CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP, a Connecticut limited partnership ("CGEP"), and WESTFORD OFFICE VENTURE, a Connecticut general partnership ("WOV") (each, individually a "Seller," and collectively, the "Sellers"), and GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Purchaser"), as of the "Effective Date" (as defined below).

1.        PROPERTY

          Each Seller hereby agrees to sell, and Purchaser hereby agrees to buy, all of the following property: (a) the real property described in Schedule 1.1 hereto and indicated on said Schedule 1.1 as being sold by such Seller, together with all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto (each, a "Land Parcel," and collectively, the "Land");
(b) any and all buildings (collectively, the "Buildings") and other improvements of every kind located in, on and over each Land Parcel (with respect to a particular Land Parcel, "Individual Improvements," and collectively, the
"Improvements"); (c) all tenant leases relating to each of the Individual Improvements, being the leases referred to respectively on the Rent Rolls attached hereto as Schedule 1.2 and all guarantees thereof, (each Land Parcel, together with the Individual Improvements and the tenant leases related thereto, is referred to herein as an "Individual Real Property"; all such Individual Real Properties are referred to herein, collectively, as the "Real Property"); and
(d) all fixtures, equipment, and other personal property, both tangible and intangible, including, but not limited to, the contracts listed in Schedule 1.3, excluding only the leasing brokerage agreements, property management agreements and other contracts that Purchaser elects to exclude by written notice to the Sellers pursuant to Section 6.5 hereof, and the following items, to the extent of the respective Seller's right, title and interest thereto, and to the extent assignable by such Seller without obtaining the consent thereto by any third-party: all general intangibles relating to design, development, operation, management and use of each Individual Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of each Individual Real Property, any telephone numbers and listings used in connection with the operation of each Individual Real Property and the leasing thereof, goodwill in connection with each Individual Real Property, any data concerning tenants of each Individual Real Property to the extent related to the Real Property, all soils tests, engineering reports, architectural drawings, plans and specifications relating to all or any portion of each Individual Real Property, all payment and performance bonds or warranties or guarantees relating to each Individual Real Property, trade names, fictitious business names, and other source and business identifiers, including, but not limited to, the names set forth on Schedule 1.4 hereto, owned by each Seller and contained in or related to any of the
Individual Improvements being sold by such Seller (with respect to an Individual Real Property, "Individual Personal Property," and collectively, the "Personal Property") (collectively, an Individual Real Property and the Individual Personal Property related thereto are sometimes referred to herein as an "Individual Property;" collectively, the Real Property and the Personal Property are sometimes referred to herein as the "Property").

It shall be a condition to Purchaser's obligation hereunder to purchase any Individual Property that each Seller shall consummate the Closing with respect to all of its Individual Properties.

          2.      PURCHASE PRICE AND DEPOSITS

          The purchase price which the Purchaser agrees to pay and the Sellers agree to accept for the Property shall be the sum of Forty-Four Million Two Hundred Four Thousand Dollars ($44,204,000) (hereinafter referred to as the 'Purchase Price"), subject to adjustment as provided in Section 5 hereof, payable as follows:

          (a) An earnest money deposit (the "Deposit") of Four Hundred Forty-Two Thousand Forty Dollars ($442,040), in cash, to be deposited by Purchaser with Chicago Title Company at its office located at 700 South Flower Street, Suite 900, Los Angeles, California 90017 (the "Escrow Holder"), upon delivery of three
(3) executed copies of this Agreement to Escrow Holder, such amount to be held in escrow by Escrow Holder, and deposited in an interest-bearing account; and

          (b) The balance of the Purchase Price shall be paid at time of Closing by wire transfer of immediately available Federal funds through the Escrow Holder, with the transfer of funds to the Sellers to be completed on the day of the Closing.

          Schedule 2.1 hereto indicates the portion of the Purchase Price allocated to each Individual Property (each, an "Allocated Portion of the Purchase Price"); provided, however, that such allocation is intended solely for the purposes of Paragraphs 6.4, 7.1 and 7.2 hereof and Exhibit A-3 hereto, and shall not be binding on the parties for any other purpose whatsoever.

          The Deposit and all interest earned thereon shall be paid to the Sellers at the Closing as a credit against the Purchase Price. Purchaser shall provide the Escrow Holder with its tax identification number, and all interest shall be for Purchaser's account for tax purposes.

          In addition to the Deposit, Purchaser shall deposit three (3) fully executed copies of this Agreement with the Escrow Holder immediately after all parties have executed it. The date of such deposit shall be acknowledged by the Escrow Holder on all copies, and such date shall be the "Effective Date" of this Agreement. The Escrow Holder shall retain one copy of this Agreement and deliver one copy hereof to each of Purchaser and the Sellers.

3.        FAILURE TO CLOSE

          IF THE SELLERS HAVE COMPLIED WITH ALL OF THE COVENANTS AND CONDITIONS CONTAINED HEREIN AND ARE READY, WILLING AND ABLE TO CONVEY THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT AND PURCHASER FAILS TO CONSUMMATE THIS AGREEMENT AND TAKE TITLE BY REASON OF A DEFAULT ON PURCHASER'S PART, THEN THE PARTIES HERETO RECOGNIZE AND AGREE THAT THE DAMAGES THAT THE SELLERS WILL SUSTAIN AS A RESULT THEREOF WILL BE SUBSTANTIAL, BUT DIFFICULT IF NOT IMPOSSIBLE TO ASCERTAIN. THEREFORE, THE PARTIES AGREE THAT, IN THE EVENT OF PURCHASER'S DEFAULT AS AFORESAID, THE SELLERS SHALL, AS THEIR SOLE REMEDY, (A) RETAIN THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) BE ENTITLED TO RECOVER FROM BUYER CASH IN THE AMOUNT OF FOUR HUNDRED FORTY-TWO THOUSAND FORTY DOLLARS ($442,040), AS LIQUIDATED DAMAGES, AND NO PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS WITH RESPECT TO ANY OTHER UNDER THIS AGREEMENT, EXCEPT FOR THE SURVIVING COVENANTS (HEREINAFTER DEFINED). THE SELLERS ACKNOWLEDGE AND AGREE THAT THE SUM OF (A) THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) $442,040, IS A REASONABLE ESTIMATE OF AND BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES THAT WOULD BE SUFFERED AND COSTS INCURRED BY THE SELLERS AS A RESULT OF HAVING WITHDRAWN THE PROPERTY FROM SALE AND THE FAILURE OF CLOSING TO OCCUR DUE TO A DEFAULT BY PURCHASER UNDER THIS AGREEMENT AND (2) PURCHASER SEEKS TO LIMIT ITS LIABILITY UNDER THIS AGREEMENT TO THE AMOUNT OF THE SUM OF (A) THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) $442,040, IN THE EVENT THIS AGREEMENT IS TERMINATED AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO A DEFAULT BY PURCHASER HEREUNDER.


                     PURCHASER               Sellers
Initials:      __________             ___________


                                      -----------


                                      -----------
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4.        CLOSING AND TRANSFER OF TITLE

          4.1     CLOSING

     The parties hereto agree to conduct a closing of this sale (the "Closing") at 8:00 A.M. P.S.T., on or before February 17, 1997; provided, however, that if CIR and CGEP have not obtained the Limited Partner Approvals (as defined in Paragraph 15.14) by February 10, 1997, then, subject to the provisions of Paragraph 15.14, the date of the Closing shall be extended until the fifth (5th) calendar day after such Limited Partner Approvals have been obtained (the "Closing Date"), in the office of the Escrow Holder located at 700 South Flower Street, Suite 900, Los Angeles 90017, or at such other place as may be agreed upon by the parties hereto. This Agreement shall terminate if transfer of title is not completed by the Closing Date (unless such failure to close is due to the Sellers' default, the date for Closing is extended pursuant to any provision hereof, including, without limitation, the matters described in Sections 6.3, 6.4, 6.5 and Section 7 hereof, or the date for Closing is extended by agreement of the parties, which agreement shall be confirmed in writing).

          4.2     CLOSING PROCEDURE

          With respect to each Individual Property, the Seller that owns such Individual Property shall execute and deliver or cause to be delivered either to Escrow Holder or Purchaser on or before the Closing (or such earlier date as specifically provided below for any particular item), each of the following items:

          (a) a deed, in the appropriate form attached hereto as Exhibit A-1 through A-4, depending on the state where the Individual Property is located, duly acknowledged and proper for recording, conveying such Individual Property to Purchaser, subject, however, to (i) (A) such easements, rights of way, encumbrances, liens, covenants, restrictions, or other matters of record as shall have been approved by Purchaser pursuant to Section 6.4, and (B) such matters shown on the Survey (as defined in Section 6.3) of such Individual Real Property as shall have been approved by Purchaser pursuant to Section 6.3, (ii) taxes not yet due and payable, (iii) the rights of lessees and licensees of space in the Individual Improvements included in such Individual Property at the time of Closing (to the extent shown on the Rent Roll for such Individual Improvements, which Rent Roll shall have been approved by Purchaser), and (iv) any encumbrances created or permitted by the terms of this Agreement approved by such Seller and Purchaser;

          (b) a Bill of Sale in the form attached hereto as Exhibit B, dated as of the date of Closing conveying to Purchaser any and all Individual Personal Property pertaining to such Individual Real Property;

          (c) an Assignment and Assumption of Leases in the form attached hereto as Exhibit C dated the date of Closing, assigning all of the landlord's right, title and interest in and to any tenant and other leases covering all or any portion of such Individual Real Property;

          (d) Tenant Notification Agreements (the "Tenant Notices"), dated the date of the Closing of such Individual Property and complying with applicable statutes in order to relieve such Seller of liability for tenant security deposits (provided the security deposits are paid to Purchaser), notifying the tenants of such Individual Real Property that such Individual Property has been sold to Purchaser and directing the tenants to pay rentals to Purchaser (or Purchaser's designated agent);

          (e) the originals of all leases and such Seller's complete tenant files with respect to current tenants of such Individual Real Property, including all subleases, lease modifications, license agreements, tenant improvement construction contracts, move-in leases, financial statements on all tenants, credit reports on all tenants, names and phone numbers of tenant contacts, and other correspondence with tenants, all to the extent in such Seller's or its property manager's possession, all agreements for the payments of any leasing commissions which have not been paid in full, and, to the extent in such Seller's possession or under such Seller's control, as-built plans and specifications, maintenance and service and any other contracts that are to be assumed, and such Seller's complete files with respect to the maintenance of such Individual Property, including correspondence with service providers to the extent in such Seller's or its property manager's possession, all licenses, permits and certificates of occupancy of such Individual Property or such Individual Improvements to the extent the same are in such Seller's or its property manager's possession or control;

          (f) at least five (5) days prior to Closing, tenant estoppel certificates on the form attached hereto as Exhibit D and consistent with the information contained in the respective Rent Rolls, executed by such tenants of such Individual Real Properties as are set forth on Schedule 4.1 attached hereto;

          (g) such Seller's certification as to those matters which would be covered in a tenant estoppel certificate for any lease for which an estoppel certificate is not obtained from a tenant prior to Closing;
          (h) an updated Rent Roll for such Individual Real Property, in the form of the Rent Rolls attached hereto as Schedule 1.2, dated within fifteen
(15) days of the date of the Closing;

          (i) Federal and, to the extent applicable, State affidavits that Seller in not a "foreign person" in the forms attached as Exhibit E-1 and E-2, respectively;

          (j) a master key or duplicate key for all locks in such Individual Improvements;

          (k) to the extent in the possession of such Seller or such Seller's property management company, all maintenance records, all engineering records and reports (e.g., soils, compaction, concrete tests, structural, mechanical systems), and any environmental studies, sprinkler or other life safety system reports or testing certifications with respect to such Individual Real Property;

          (l) a list of the amount of all tenant security deposits;

          (m) accounts receivable report as of a date no earlier than December 10, 1996;

          (n) any letters of intent (executed or otherwise) with prospective tenants;

          (o)  historical  financials,   including  balance  sheets  and  income
statements for prior three (3) years;

          (p) year-to-date operating statements;

          (q) to the extent in the possession of such Seller or such Seller's property management company, copies of real estate tax bills (including special assessments) for prior five (5) years, including evidence of payment;

          (r) all site or plot plans for such Individual Real Property in the possession of such Seller or its property manager;

          (s) any unrecorded reciprocal easement agreements with respect to such Individual Real Property in the possession of such Seller or its property manager;

          (t) to the extent in the possession of such Seller or such Seller's property management company, any warranties or guaranties in effect with respect to such Individual Real Property or any component thereof (e.g. roof, HVAC);

          (u) to the extent in the possession of such Seller or such Seller's property management company, copies of utility bills for the Property for the past three (3) years;

          (v) copies of all billings to tenants for the past three (3) years for utilities, taxes, insurance and other CAM charges, together with the supporting calculations of the same; and

          (w) complete and correct copies of all consents described in Paragraph 10.2(e).

          With respect to items (e), (j) and (m) through (w) listed above, each Seller shall be deemed to have delivered such items to Purchaser with respect to a particular Individual Property owned by such Seller when such Seller has caused such items to be packaged and, after two (2) business days' written notice to Purchaser, made available for Purchaser to pick up at the office of the property manager for such Individual Property (which property manager shall be identified by name and address in such written notice of such Seller). Notwithstanding any of the foregoing, Purchaser agrees that with respect to the Individual Real Property identified on Schedule 1.1 as Westford Corporate Center, items (e), (j) and (m) through (w) shall be deemed timely delivered if delivered to Purchaser within two (2) business days after the Closing.

          4.3     PURCHASER'S PERFORMANCE

          At the Closing, Purchaser will cause the Purchase Price to be delivered to the Escrow Holder, will execute and deliver the Tenant Notices, the Assignment and Assumption of Leases, and the Bill of Sale for each of the Individual Properties.

          4.4     EVIDENCE OF AUTHORITY; MISCELLANEOUS

          Both parties will deliver to the Escrow Holder and each other such evidence or documents as may reasonably be required by the Escrow Holder or any hereto evidencing the power and authority of the Sellers and Purchaser and the due authority of, and execution and delivery by, any person or persons who are executing any of the documents required hereunder in connection with the sale of the Property. Both parties will execute and deliver such other documents as are reasonably required to effect the intent of this Agreement.

5.        PRORATIONS OF RENTS, TAXES, ETC.

          Real estate taxes for the year of Closing and any bond or assessment which is a lien against any Individual Real Property (or which is pending and may become a lien against any Individual Real Property) shall be prorated as of 12:01 A.M. on Closing Date either using actual tax or assessment figures or, if actual figures are not available, then using as a basis for said proration the most recent assessed value of such Individual Real Property multiplied by the current tax or assessment rate, with a subsequent cash adjustment to be made between Purchaser and the respective Seller when actual tax or assessment figures are available. Personal property taxes, annual permit, license or inspection fees, sewer charges, amounts payable under any contract or agreement that will be continued after the Closing, and other expenses normal to the operation and maintenance of the Property shall also be prorated as of the date of Closing. Rents that have been collected for the month of the Closing and for subsequent months will be prorated at the Closing, effective as of the date of the Closing. Such rents shall be deemed to include, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant leases (whether such collection occurs prior to, on or after the date of the Closing). After the Closing, Purchaser shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Purchaser, in its sole discretion, deems appropriate. With regard to rents that are delinquent as of the date of the Closing, (i) no proration will be made at the Closing, (ii) Purchaser will make a good faith effort after the Closing to collect the rents in the usual course of Purchaser's operation of the Property, and (iii) Purchaser will apply all rents collected first to the current rents and the excess amount, if any, shall be applied to the delinquent rent owed to the Sellers. It is agreed, however, that Purchaser will not be obligated to institute any lawsuit or other collection procedures or terminate any lease to collect delinquent rents. Rents collected by Purchaser after the Closing Date, to which a Seller is entitled, shall be promptly paid to such Seller. To the extent delinquent rents or other amounts are collected by Purchaser, Purchaser may deduct from the amount owed to the Sellers an amount equal to the out-of-pocket third-party collection costs actually incurred by Purchaser in collecting such rents and other amounts. As of the Closing Date, Purchaser shall be entitled to a credit for any tenant deposits under the leases, and the Sellers shall retain the same. Final readings on all gas, water and electric meters shall be made as of the date of Closing, if possible. If final readings are not possible, gas, water and electricity charges will be prorated based on the most recent period for which costs are available. Any Seller that has made any deposits with utility companies shall be entitled to seek a refund of such deposits and shall be solely responsible for recovering the same. Purchaser shall be responsible for making all arrangements for the continuation of utility services. After the Closing, Purchaser will assume full responsibility for all security deposits and advance rental deposits of current tenants of the Real Property currently held by the Sellers, which items will be itemized by the Sellers and transferred and credited to Purchaser at the Closing. At the Closing, the Sellers shall deliver to Purchaser all letters of credit and other collateral given to any Seller or any of such Seller's affiliates or predecessors-in-interest pursuant to any of the leases, less any portions thereof applied in accordance with the respective lease (together with a statement regarding such applications).

          If any tenants for any Individual Real Property are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any lease until after the Closing, then Purchaser shall submit to the applicable Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Purchaser and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Section 5, provided that in making such adjustment, (i) the parties shall exclude any Additional Rents arising from increased real property taxes for such Individual Real Property to the extent such increase is the result of Purchaser's purchase of the Property, and (ii) no amount of Additional Rent found to be owing to Purchaser from any tenant shall be offset against any amount of Additional Rent found to be owed by Purchaser to any other tenant unless such amount owed to Purchaser is actually collected by Purchaser. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this paragraph, the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          Notwithstanding  anything to the contrary contained in this Section 5,
(i) if the amount of the real property taxes and assessments payable with respect to any Individual Real Property for any period prior to Closing is determined to be more than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by the applicable Seller (in the case of any prior year), due to a reassessment of the value of such Individual Real Property or otherwise, such Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and such Seller shall pay to Purchaser any increase in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that such Seller shall not be required to pay to Purchaser any portion of such increase which is payable by tenants of such Individual Real Property under their respective leases; and (ii) if the amount of the real property taxes and assessments payable with respect to any Individual Real Property for any period prior to Closing is determined to be less than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by the applicable Seller (in the case of any prior year), due to an appeal of the taxes by such Seller, a reassessment of the value of such Individual Real Property or otherwise, such Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and (a) Purchaser shall pay to such Seller any refund received by Purchaser representing such a decrease in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that Purchaser shall not be required to pay to such Seller any portion of such refund which is payable to tenants of such Individual Real Property under their respective leases; and (b) Seller shall be entitled to retain any refund received by such Seller representing such a decrease in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that such Seller shall pay to Purchaser that portion of any such refund that is payable to tenants of such Individual Real Property under their respective leases.

          A separate closing statement shall be prepared for each Individual Property by Escrow Holder, and approved by Buyer and the respective Seller, showing in detail the prorations for such Individual Property. All prorations shall be based on a 365-day year.

6.        PURCHASER INSPECTIONS, CONTINGENCIES, AND ELECTIONS

          6.1     DOCUMENT INSPECTION

          With respect to each Individual Real Property, the Seller that owns such Individual Real Property shall deliver to Purchaser for Purchaser's review the following items at the following times:

          (a) promptly after the Effective Date, current operating and capital budgets;

          (b) promptly after the Effective Date, copies of all service, maintenance, management or other operations contracts and copies of all correspondence with such service providers, to the extent in such Seller's or its property manager's possession;

          (c) promptly after the Effective Date, a list of any tenants with rent pre-paid more than 30 days in advance; and

          (d) promptly after the Effective Date, the most recent leasing status report from leasing broker, and monthly thereafter until the Closing, updated versions of the same.

          Purchaser acknowledges that before execution of this Agreement each Seller has made available for Purchaser's review the standard lease form used by such Seller with respect to its respective Individual Real Properties.

          Purchaser   agrees   that  if  for  any  reason  the  Closing  is  not
consummated, Purchaser will immediately return to the Sellers all materials furnished to Purchaser pursuant to this Section 6.1.

          Purchaser acknowledges and agrees that notwithstanding the Sellers' obligations under this Section 6.1 to make the items listed in this Section 6.1 available for Purchaser's inspection, such obligations of the Sellers do not create any condition to Purchaser's obligations hereunder to purchase the Property.

          Purchaser shall have the right to inspect each Seller's files relating to such Seller's Individual Real Properties before and after the Closing for such period of time as is necessary for Purchaser to prepare an "8-K" filing and an "8-K/A" filing relating to this transaction with the United States Securities and Exchange Commission; provided, however, that such period of time shall not extend beyond the ninetieth (90th) calendar day following the Closing. Each Seller shall cooperate generally with Purchaser in preparing such "8-K" and "8-K/A" filings; provided, however, that such cooperation of the Sellers shall not be deemed to imply any representation or warranty by any Seller regarding the adequacy or accuracy of any information included in such filings.

          6.2     PHYSICAL INSPECTION

          In addition to the items set forth in Section 6.1, the Sellers have made, and prior to the Closing will continue to make, the Property available for inspection by Purchaser and Purchaser shall, at Purchaser's risk, be entitled to conduct an engineering and a Phase I environmental audit of each Individual Real Property and in connection therewith, to undertake such physical inspection of such Individual Real Property as Purchaser deems appropriate. Such inspection shall be conducted at reasonable times upon reasonable oral or written notice to the applicable Seller's property manager. Such Seller shall have the right to designate a representative to accompany Purchaser's employees, agents, and independent contractors on any such inspections. Notwithstanding any of the foregoing, Purchaser shall not be entitled to conduct a Phase II environmental audit of any Individual Property without the prior written consent of the applicable Seller, which consent shall not be unreasonably withheld or delayed. Consent to any Phase II environmental audit shall be expressly conditioned on the applicable Seller's approval, not to be unreasonably withheld or delayed, of
(i) the person or persons proposed by Purchaser to perform such audit, and (ii) the nature and extent of the actions to be taken in the performance of such audit.

          Purchaser hereby agrees to pay, protect, defend, indemnify and save each Seller harmless against all liabilities, obligations, claims (including mechanic's lien claims), damages, penalties, causes of action, judgments, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon, incurred by or asserted against such Seller in connection with or arising out of the entry upon any Individual Real Property by Purchaser's employees, agents or independent contractors and the actions of such persons on such Individual Real Property. In the event any part of any Individual Property is damaged or excavated by Purchaser, its employees, agents or independent contractors, Purchaser agrees in the event its purchase hereunder is not consummated, to make such additional payments to the Seller that owns such Individual Property as may be reasonably required to return such Individual Property to its condition immediately prior to such damage or excavation or, at such Seller's option, to cause such work reasonably required to return such Individual Property to its condition immediately prior to such damage or excavation to be done. Notwithstanding any provision to the contrary herein, Purchaser's obligations under this subparagraph shall survive the expiration or termination of this Agreement, and shall survive Closing.

          Purchaser acknowledges and agrees that notwithstanding the Sellers' obligations under this Section 6.2 to make the Property available for inspection by Purchaser, such obligations of the Sellers do not create any condition to Purchaser's obligations hereunder to purchase the Property.

          6.3     SURVEY CONTINGENCY

          Purchaser's obligation to purchase the Property is subject to its review and approval, within the ten (10) day period provided below, of a current survey of each Individual Real Property by a registered surveyor certified to Purchaser (each, a "Survey," and collectively, the "Surveys"), which Surveys Purchaser shall procure within thirty (30) days after the Effective Date, or as soon thereafter as practicable. Each Survey shall show the location of all improvements, structures, driveways, parking areas, easements, rights of way, and any encroachments and shall specify whether the subject Individual Real Property is within a 100- year flood plain or flood way, and shall contain a certification of the surveyor satisfactory in form and substance to Purchaser. Each Survey shall further set forth a legal description of the boundaries of the subject Individual Real Property in accordance with local practices.

          With respect to each Survey, Purchaser shall have until ten (10) days after its receipt of each Survey and the related Title Report (as defined below) and copies of all items and documents referred to therein for the applicable Individual Property to approve or object in writing to such Survey, including any objection to the boundaries set forth in such Survey and to the legal description. Any such written notice shall state all of Purchaser's objections with specificity. Upon receipt of such notice, the Seller that owns the subject Individual Real Property may, but shall not be obligated to, cure such objections. If such Seller cures such objections within 15 days, or, if such objections are such that they cannot be cured within 15 days and such Seller has commenced curing such objections and thereafter diligently proceeds to perfect such cure (but in no event beyond 30 days unless agreed to by Purchaser), then this Agreement shall continue in force and effect, and the Closing Date shall be adjusted accordingly. If such Seller is unable to, or chooses not to, cure such objections within the time permitted, this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants. Notwithstanding the foregoing, however, Purchaser may waive such objections that such Seller is unable to or chooses not to cure, and upon receipt by such Seller of such waiver in full from Purchaser within 10 days of notice from such Seller that it is unable or chooses not to cure such objections, this Agreement shall remain in full force and effect with no reduction in the Purchase Price.

          If requested by the Sellers, Purchaser will confirm in writing whether this survey contingency has been satisfied and, if so, the date on which it was satisfied.

          6.4     TITLE CONTINGENCY

          Purchaser's obligation to purchase the Property is subject to its approval, within the time period set forth below, with respect to each Individual Real Property, of a preliminary title report for an A.L.T.A. Owner's Title Insurance Policy (Form B, rev. 10/17/70) (each, individually, a "Title Report," and collectively, the "Title Reports"), dated not earlier than December 1, 1996, issued by the Escrow Holder, and all items and documents referred to in the Title Report. Purchaser shall procure each such Title Report and the items and documents referred to therein within thirty (30) days after the Effective Date, or as soon thereafter as practicable. Each Title Report will commit the Escrow Holder to issue to Purchaser at the Closing an Owner's Title Policy (as defined below) relating to the Individual Real Property that is the subject of such Title Report, in the amount of the applicable Allocated Portion of the Purchase Price. Upon receipt of each Title Report and accompanying documents by Purchaser, Purchaser shall have until the date ten (10) days after receipt of all such items and the related Survey to approve such Title Report or to state any objections in writing. Such written notice of objection shall state all of Purchaser's objections with specificity. Upon receipt of such notice, the Seller that owns the subject Individual Real Property may, but shall not be obligated to, cure such objection(s); provided that such Seller shall be obligated to remove any monetary liens of an ascertainable amount other than any lien for taxes or assessments which are not yet due and payable. If such Seller cures such objections within 15 days, or, if such objections are such that they cannot be cured within 15 days and such Seller has commenced curing such objections and thereafter diligently proceeds to perfect such cure (but in no event beyond 30 days unless otherwise agreed to by Purchaser), then this Agreement shall continue in full force and effect and the Closing Date shall be adjusted accordingly. If such Seller is unable or chooses not to cure such objections within the time permitted, then this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants. Notwithstanding the foregoing, however, Purchaser may waive such objections that such Seller is unable or chooses not to cure within 10 days after receipt of a notice that such Seller is unable or chooses not to cure such objections, and upon receipt by such Seller of such waiver in full from Purchaser, this Agreement shall remain in full force and effect with no reduction in the Purchase Price.

          If requested by the Sellers, Purchaser will confirm in writing whether this title contingency has been satisfied and, if so, the date on which it was satisfied.

          As a condition precedent to Closing, the Escrow Holder shall deliver to the Purchaser, for each Individual Real Property, an Owner's Title Insurance Policy (each, an "Owner's Title Policy," and collectively, the "Owner's Title Policies") dated no earlier than the date of the recording of the Deed conveying the Individual Real Property insured by such Owner's Title Policy, in the full amount of the applicable Allocated Portion of the Purchase Price, insuring that good and indefeasible fee simple title to such Individual Real Property is vested in Purchaser, together with such endorsements as shall be specified by Purchaser in its title approval notice given pursuant to this Section 6.4, and containing no exceptions to such title other than the standard printed exceptions (provided, however, that (i) the printed survey exception must be deleted, except for matters shown on the applicable Survey and either approved by Purchaser or as to which objection has been waived by Purchaser, (ii) the exception as to ad valorem taxes shall be limited to taxes for the current and subsequent years,
(iii) there shall be no exception for creditors' rights, and (iv) the exception for tenants and parties in possession shall be limited to the rights as tenants only (with no options to purchase or rights of first refusal or first offer to sell such Individual Real Property to such tenants) of those tenants, licensees, and occupants shown on the applicable Rent Roll delivered at Closing), those items listed on Schedule "B" of the applicable Title Report that either were approved by Purchaser or as to which objection has been expressly waived by Purchaser, and encumbrances created or permitted by the terms of this Agreement. If the Escrow Holder cannot deliver the Owner's Title Policies to Purchaser as described herein, this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants, except to the extent Escrow Holder's inability to deliver the Owner's Title Policies is due to any of the Sellers' failure to cure any title objection which it has agreed to cure pursuant to this Section 6.4.

          6.5     ELECTION WITH RESPECT TO CONTRACTS AND AGREEMENTS

          The Sellers agree to terminate, effective on or before the day of Closing, any and all leasing brokerage agreements and property management agreements relating to the Real Property or any Individual Real Property. With respect to contracts and agreements other than leasing brokerage agreements and property management agreements, each Seller shall provide to Purchaser, within ten (10) days after the Effective Date, with respect to each Individual Property owned by such Seller, a list of such other contracts and agreements pertaining to such Individual Real Property. Purchaser shall have fifteen (15) days after receipt of all such lists to deliver written notice to the Sellers as to which, if any, of the contracts and agreements described on such lists it elects to assume, and which, if any, of such contracts and agreements it elects to reject.

7.        LOSS DUE TO CASUALTY OR CONDEMNATION

          7.1     LOSS DUE TO CONDEMNATION

          In the event any condemnation is instituted or any Seller receives written notice that any condemnation is threatened with respect to (i) all or a Substantial Portion (as hereinafter defined) of any Individual Real Property which condemnation shall or would render a Substantial Portion of such Individual Real Property untenantable, or (ii) any portion of the parking area of any Individual Real Property, such Seller shall give Purchaser prompt notice of the same, and Purchaser may, upon written notice to such Seller given within 10 days of receipt of notice of such event, cancel this Agreement, in which event this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that Purchaser does not elect to terminate, or if the condemnation affects less than a Substantial Portion and does not affect any parking area, then this Agreement shall remain in full force and effect, and such Seller shall be entitled to all monies received or collected by reason of such condemnation prior to Closing. In such event, the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement except that there will be an abatement of the Purchase Price equal to the amount of the gross proceeds received by such Seller by reason of such condemnation prior to Closing; provided, however, that if any separate award is made for costs and attorney's fees, such Seller shall be entitled to keep such separate award. If such Seller shall not have received all monies owed it by reason of such condemnation prior to the Closing, then such Seller shall assign any interest it has in the pending award to Purchaser. For purposes of this
Section 7.1, a Substantial Portion shall mean a condemnation of any portion of an Individual Real Property, the value of which portion exceeds five percent (5%) of the Allocated Portion of the Purchase Price applicable to such Individual Real Property.

          7.2     LOSS DUE TO CASUALTY

          In the event of Substantial Loss or Damage (as hereinafter defined) to any Individual Real Property by fire or other casualty (not resulting from acts of Purchaser), any party may, or, if the fire or other casualty results from acts of Purchaser, the applicable Seller may, upon written notice to the other party given within 10 days of receipt of notice of such event, cancel this Agreement in which event this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus interest earned thereon to Purchaser, and no party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that no party elects to terminate, or if the casualty results in less than Substantial Loss or Damage, then this Agreement shall remain in full force and effect and the Seller that owns such Individual Real Property shall be entitled to all insurance proceeds received or collected by reason of such damage or loss, whereupon the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement except that there will be abatement of the Purchase Price equal to the amount of the gross proceeds, plus such Seller's deductible, or, in the case of an uninsured loss, by the cost to repair such damage or loss, provided that such abatement will be reduced by the amount expended by such Seller in accordance with Section 8 hereof for restoration of such Individual Real Property following the casualty, and provided, further, that such abatement will be further reduced by the amount that the gross proceeds include any separate award for costs (including preservation costs) and attorney's fees. Alternatively, Purchaser may, in its discretion, have such Seller repair or replace the damaged Property, and there shall be no abatement of the Purchase Price in such case. However, Purchaser shall not be entitled to require such Seller to effect repair or replacement unless the repair or replacement will take no more than three (3) months to complete. For purposes of this Section 7.2, "Substantial Loss or Damage` shall mean loss or damage to the parking and/or any portion of any Building the cost for repair of which exceeds five percent (5%) of the Allocated Portion of the Purchase Price applicable to such Individual Real Property.

8.        OPERATION OF THE PROPERTY

          Between the time of execution of this Agreement and the Closing, each Seller shall maintain its respective Individual Properties in good condition and repair, reasonable wear and tear excepted, shall perform all work required to be done under the terms of any lease or agreement relating to any such Individual Property, shall timely make all repairs, maintenance and replacement of equipment or improvements, and shall keep such Individual Properties insured against casualties on commercially reasonable terms and in commercially reasonable amounts, the same as though such Seller were retaining such Individual Properties and at such Seller's sole cost and expense; except that in the event of a fire or other casualty, damage or loss, such Seller shall have no duty to repair said damage except as otherwise provided in Section 7.2 of this Agreement. However, such Seller may repair any such damage with Purchaser's prior, written approval and may, without Purchaser's approval, repair damage where such repair is necessary in such Seller's reasonable opinion to preserve and protect the health and safety of tenants of any such Individual Property or to preserve any such Individual Property from imminent risk of further damage or if required to do so by such Seller's insurance carrier. Any such emergency repairs shall be reported to Purchaser within 24 hours of their commencement and 48 hours of their completion.

          Except as provided below, from and after the Effective Date until the Closing Date, no Seller shall lease any portion of any Individual Real Property or amend or terminate any existing lease or enter into any other agreements affecting any Individual Property that will survive the Closing, without first obtaining Purchaser's written approval, which approval shall not be unreasonably denied or delayed. Purchaser shall have three (3) business days from the date any Seller provides Purchaser with a copy of any new lease, modification or termination of any existing lease, or any other new agreement affecting any Individual Property, together with any information reasonably requested by Purchaser regarding such tenant or agreement, to approve or reject such lease, modification, termination or agreement. If Purchaser fails to respond within said time period, it shall be deemed to have approved said lease, modification, termination or agreement, as applicable. Purchaser shall bear the cost of all tenant improvement allowances and leasing commissions for leases entered into after the Effective Date until the Closing Date entered into by any Seller with Purchaser's approval or deemed approved by Purchaser as provided for herein, unless the sale of the Property is not consummated as contemplated herein. Notwithstanding the foregoing, the Seller that owns the Individual Real Property identified on Schedule 1.1 as the "Overlook" project (the "Overlook Project") may, with respect to any portion thereof, and without first obtaining Purchaser's written approval, enter into any standard form lease at prevailing market rates for a term not exceeding twelve (12) months, and/or amend (but not extend for a term exceeding twelve (12) months) or terminate any existing lease, provided that in each case such Seller shall exercise prudent business judgment as if it were retaining the Overlook Project for itself and shall not grant any concession except in accordance with prevailing market conditions.

          No Seller shall actively market any Individual Property for sale or negotiate the possible sale of any Individual Property with any party other than Purchaser, unless this Agreement is terminated as provided herein.

9.        BROKER

          Purchaser and the Sellers represent to each other that they have dealt with no agent or broker who in any way has participated as a procuring cause of the sale of the Property, except K/B Realty Advisors ("Broker"). Purchaser shall pay a commission to Broker at the Closing pursuant to a separate brokerage agreement between Purchaser and Broker. Purchaser and the Sellers each agree to defend, indemnify and hold harmless the other for any and all judgments, costs of suit, attorneys' fees, and other reasonable expenses which the other may incur by reason of any action or claim against the other by any broker, agent, or finder with whom the indemnifying party has dealt arising out of this Agreement or any subsequent sale of any Individual Property to Purchaser except for the above-described commissions, which shall be paid by Purchaser at the Closing. The provisions of this Section 9 shall survive the Closing and any termination of this Agreement.

10.       REPRESENTATIONS AND WARRANTIES

          10.1    LIMITATIONS ON REPRESENTATIONS AND WARRANTIES

          Purchaser hereby agrees and acknowledges  that, except as set forth in
Section 10.2 below or in any document delivered by any Seller at Closing, neither the Sellers, nor any of them, nor any agent, attorney, employee or representative of the Sellers or any of them has made any representation whatsoever regarding the subject matter of this sale, or any part thereof, including (without limiting the generality of the foregoing) representations as to the physical nature or condition of any Individual Property or the capabilities thereof, and that Purchaser, in executing, delivering and/or performing this Agreement, does not rely upon any statement and/or information to whomever made or given, directly or indirectly, orally or in writing, by any individual, firm or corporation on behalf of any Seller, except as set forth in
Section 10.2 below or in any document delivered by such Seller at closing. Purchaser agrees to take the Real Property and the Personal Property "as is," as of the date hereof, reasonable wear and tear, and minor damage caused by the removal of any personal property or fixtures not included in this sale, excepted. EXCEPT AS SET FORTH IN SECTION 10.2 BELOW, NO SELLER MAKES ANY REPRESENTATION OR WARRANTY AS TO THE PHYSICAL CONDITION OF ANY INDIVIDUAL PROPERTY OR THE SUITABILITY THEREOF FOR ANY PURPOSE FOR WHICH PURCHASER MAY DESIRE TO USE IT. EACH SELLER HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF ANY INDIVIDUAL PROPERTY. PURCHASER, BY ACCEPTANCE OF THE DEED FOR EACH INDIVIDUAL PROPERTY, AGREES THAT IT HAS INSPECTED SUCH INDIVIDUAL PROPERTY AND ACCEPTS SAME "AS IS" AND "WITH ALL FAULTS".

          10.2    REPRESENTATIONS AND WARRANTIES

          Each Seller makes the following representations and warranties with respect to itself and the Individual Properties being sold by it, and agrees that Purchaser's obligations under this Agreement are conditioned upon the truth and accuracy of such representations and warranties, both as of this date and as of the date of the Closing:

          (a) Such Seller (in the case of CIR or CGEP) is a limited partnership, duly organized, validly existing and in good standing under the laws of Delaware (in the case of CIR) or Connecticut (in the case of CGEP), and qualified to transact business and in good standing in each state in which any Individual Property owned by such Seller is located; and such Seller (in the case of WOV) is a general partnership, duly organized and validly existing under the laws of Connecticut;

          (b) Such Seller has the requisite partnership power and authority to enter into this Agreement and convey the Individual Properties it owns to Purchaser;

          (c) Subject to Section 15.14 below, this Agreement has been duly executed and delivered by such Seller;

          (d) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which such Seller is subject, or (ii) to the best of such Seller's knowledge, result in any material breach or the termination of any lease, agreement or other instrument or obligation to which such Seller is a party or by which any Individual Property owned by such Seller may be subject, or cause a lien or other encumbrance to attach to any such Individual Property;

          (e) All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by such Seller or the consummation by such Seller of the transactions contemplated hereby (other than any third-party consents which may be required in order for such Seller to assign any licenses, certificates of occupancy, permits, warranties, guarantees (other than tenant guarantees) in connection with the Individual Properties owned by such Seller) have been made or obtained or shall have been made or obtained by the Closing Date.

          (f) To the best of such Seller's knowledge, such Seller has received no notice of any existing, pending or threatened litigation, governmental investigation, administrative proceeding, condemnation or sale in lieu thereof, or environmental, zoning or other land use regulation proceedings with respect to any portion of any Individual Real Property owned by such Seller, except as noted on Schedule 10.2.1 hereto;

          (g) Except for those tenants and licensees in possession of portions of the Individual Real Properties owned by such Seller under written leases or license agreements for space in such Individual Real Properties, as shown in the applicable Rent Rolls, there are no parties in possession of, or claiming any possession to any portion of any such Individual Real Property as lessees, tenants at sufferance, licensees, trespassers, sublessees (to the best of such Seller's knowledge), or otherwise;

          (h) The updated Rent Rolls for the Individual Real Properties owned by such Seller, which shall be delivered at the Closing, will be true, correct and complete as of the date set forth thereon; no tenant will be entitled to any rebates, rent concessions, or free rent (other than as reflected in the estoppels, such Seller's certificates delivered pursuant to Section 4.2(g) hereof, or, with respect to the Overlook Project, in accordance with prevailing market conditions at the time such lease is entered into) and no rents due under any of the tenant or other leases will have been assigned, hypothecated, or encumbered, to any party except pursuant to documents to be released at Closing;

          (i) There are no attachments or executions affecting any Individual Property owned by such Seller, general assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, pending or, to the best of such Seller's knowledge, threatened against such Seller;

          (j) During the period of such Seller's ownership of each Individual Property owned by such Seller, such Seller has not itself, and to the best of such Seller's knowledge no prior owner or current or prior tenant or other occupant of all or any part of any such Individual Property at any time has, used Hazardous Materials (hereinafter defined) on, from, or affecting any such Individual Property in any manner that violates federal, state, or local laws, ordinances, rules, or regulations governing the use, storage, treatment, transportation, generation, or disposal of Hazardous Materials (collectively, the "Environmental Laws"), and to the best of Seller's knowledge no Hazardous Materials have been disposed of on such Individual Property. "Hazardous Materials" shall mean any flammable substances, explosives, radioactive materials, hazardous wastes, toxic substances, pollutants, pollution, or related materials regulated under any of the Environmental Laws (to the extent any such substances, materials or wastes exceed permitted concentrations);

          Notwithstanding anything contained herein to the contrary, "Hazardous Materials" shall not include any ordinary use and incidental storage of small and insignificant amounts of substances reasonably necessary for the regular and ordinary maintenance of any Individual Property, or consumed in the repair and ordinary use of common office business machines, nor to gasoline, oil, and other automotive fluids to the extent that they are contained in the common and ordinary manner in motor vehicles visiting any Individual Real Property, in each case provided that the same do not constitute, give rise to, or create any substantial risk of any violation of any requirements of any Environmental Law.

          (k) Except as set forth on Schedule 10.2.2 hereto at the time of Closing, there will be no outstanding written or oral contracts made by such Seller for any improvements to any Individual Real Property owned by such Seller which have not been fully paid for and such Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to any such Individual Real Property prior to the time of Closing. Except as set forth on said Schedule 10.2.2, as of the Closing Date, such Seller shall have completed all punch-list items with respect to any tenant improvements constructed by such Seller as landlord under the leases. Except as set forth on said Schedule 10.2.2, as of the Closing Date, such Seller shall have paid in full any of landlord's leasing costs or obligations in connection with the leases, including, but not limited to, any costs incurred by such Seller in connection with any tenant improvements.

          (l) Except as set forth on Schedule 10.2.3 hereto, Seller has not received any written notice that the use or operation of any Individual Property owned by such Seller fails to comply in any material respect with any applicable restrictive covenant, building code, environmental, zoning or land use law, or any other applicable local, state or federal law or regulation (collectively, "Laws").

          (m) Such Seller has not  received  notice of any  special  improvement
district,   special  use  district  or  special  assessment  applicable  to  any
Individual Real Property owned by such Seller.

          10.3    SELLER'S KNOWLEDGE

          Whenever the term "to the best of such Seller's knowledge" is used in this Agreement or in any representations and warranties given to Purchaser at Closing, such knowledge shall be (i) in the case of CIR and the Individual Real Property identified on Schedule 1.1 as Woodlands Tech Center, the actual knowledge of John Carey, who is the president of the general partner of CIR, or Ruth Van Winkle, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (ii) in the case of CIR and the Individual Real Property identified on Schedule 1.1 as Piedmont Plaza Shopping Center, the actual knowledge of John Carey or Sean Williams, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (iii) in the case of CIR and the Individual Real Property identified on
Schedule 1.1 as the Overlook Apartments, the actual knowledge of John Carey or Steven Jacobs, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (iv) in the case of CGEP and the Individual Real Property identified on Schedule 1.1 as Woodlands Plaza II, the actual knowledge of John Carey, who is the president of the general partner of CGEP, or Ruth Van Winkle, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CGEP represents to Purchaser are the relevant files of CGEP applicable to such Individual Real Property) and inquiry of CGEP's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2, (v) in the case of CGEP and the Individual Real Property identified on Schedule 1.1 as Lake Point I, II and III, the actual knowledge of John Carey or Annette Sanders, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CGEP represents to Purchaser are the relevant files of CGEP applicable to such Individual Real Property) and inquiry of CGEP's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2, and (vi) in the case of WOV and the Individual Real Property identified on Schedule 1.1 as Westford Corporate Center, the actual knowledge of John Carey, who is the president of the general partner of each of the general partners of WOV, or Peter Clark, who is the asset manager assigned to such Individual Real Property (together with John Carey, Ruth Van Winkle, Sean Williams, Steven Jacobs and Annette Sanders, collectively, the "Key Personnel"), after review of the files of Cigna Investments, Inc. (which WOV represents to Purchaser are the relevant files of WOV applicable to such Individual Real Property) and inquiry of WOV's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2.

          No Seller shall have any duty to conduct any further inquiry in making any such representations and warranties, and no knowledge of any other person shall be imputed to any Key Personnel. Purchaser acknowledges that no Seller is a hands-on owner, and each Seller employs third-party management to oversee the daily operations of the Individual Properties owned by such Seller and that each Seller has limited first-hand information and knowledge pertaining to the daily operations of the Individual Properties owned by such Seller.

          10.4    SURVIVAL

          All representations and warranties contained in Section 10.2 will survive the Closing of this transaction (but only as to the status of facts as they exist as of the Closing, it being understood that no Seller makes any representations or warranties which would apply to changes or other matters occurring after the Closing); provided that such representations and warranties other than those set forth in Section 10.2 (a), (b), (c), (d), and (e), shall expire on the date one (1) year from the date of Closing, and no action on such representations and warranties may be commenced after such expiration.

11.       INDEMNIFICATION

          11.1    THE SELLERS' INDEMNIFICATION

          Each Seller on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller does hereby agree to indemnify and hold Purchaser, its successors and assigns harmless from and against all costs, charges and expenses related to the ownership, management and operation of such Individual Properties prior to the Closing Date, but not thereafter, including, costs (i) for any labor performed on, or materials furnished to such Individual Properties prior to the Closing Date, (ii) for any leasing commissions or other fees or commissions due in connection with any lease renewals or lease extensions which are entered into prior to the Closing Date, (iii) for compliance with any laws, requirements or regulations of, or taxes, assessments or other charges due to any governmental authority, but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during such Seller's period of ownership of such Individual Properties, and such liability is caused by any Seller, its agents, contractors and/or its employees only, and not by any other party or parties, excluding any and all costs of compliance with presently-existing and future environmental laws, any environmental remediation costs, and any costs of, or awards of damages for, damage to the environment to natural resources, or to any third party (collectively, 'Environmental Compliance"), it being the intent of this Agreement, as between Purchaser and the Sellers, that neither the Sellers nor Purchaser provide any contractual indemnification to Purchaser for such Environmental Compliance, but also that no party intends to release any other claims with respect to Environmental Compliance, including claims under CERCLA, (iv) for any other charges or expenses whatsoever pertaining to such Individual Properties or to the ownership, title, possession, use or occupancy of such Individual Properties but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during such Seller's period of ownership of such Individual Properties, and is caused by such Seller, its agents, contractors and/or its employees, or (v) for any breach of the representations or warranties in Section 10.2 hereof.

          Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification by any Seller for any breach of the representations and warranties of such Seller contained in Section 10.2 hereof (excluding, however, such Seller's representations and warranties set forth in Section 10.2(a), (b),
(c), (d) and (e)) unless Purchaser makes a written claim for such indemnification within one (1) year from the Closing Date. Each Seller on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller does hereby agree to indemnify and hold Purchaser, its successors and assigns harmless from and against all liabilities, damages, claims, charges, costs and expenses incurred in connection with any third party claims involving such Individual Properties and which relate to acts, omissions, events or transactions which occurred prior to the Closing.

          11.2    PURCHASER'S INDEMNIFICATION

          Purchaser on behalf of itself, its successors and assigns does hereby agree to indemnify and hold each Seller, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller, harmless from and against all costs, charges and expenses relating to the ownership, management and operation of such Individual Properties from and after the Closing Date, including costs (i) for any labor performed on, or materials furnished to such Individual Properties subsequent to the Closing Date, (ii) for any leasing commissions disclosed to Purchaser prior to the date of this Agreement and due in connection with any lease renewals or lease extensions which are entered into subsequent to the Closing Date as described on Schedule 10.2.2 hereto, (iii) for compliance with any laws, requirements or regulations of, or taxes, assessments, or other charges due to any governmental authority (excluding Environmental Compliance), but only to the extent that any such liability is attributable to any acts, omissions, events or transactions which first occurred during Purchaser's period of ownership of such Individual Properties, and such liability is caused by either Purchaser, its agents, contractors and/or its employees only and not by any other party or parties, or (iv) for any other charges or expenses whatsoever pertaining to such Individual Properties or to the ownership, title, possession, use or occupancy of such Individual Properties, but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during Purchaser's period of ownership of such Individual Properties, and is caused by Purchaser, its agents, contractors, and/or its employees.

          Purchaser on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which Purchaser has hired to manage any of the Individual Properties does hereby agree to indemnify and hold each Seller, its successors and assigns harmless from and against all liabilities, damages, claims, charges, costs and expenses incurred in connection with any third party claims involving any of the Individual Properties and which relate to acts, omissions, events or transactions which first occur following the Closing.

          The provisions of this Section 11 shall survive the Closing and shall not be limited by the provisions of Section 10.4 (except that nothing contained herein is intended to extend the survivability of Section 10.2(j) beyond the period set forth in Section 10.4).

          Except as  specifically  limited  herein,  nothing  contained  in this
Section 11 is in any way intended to limit the rights of the Sellers or Purchaser to pursue any remedies that may exist at law or in equity against any unrelated third parties with respect to any liabilities covered by this Section 11.

12.       ASSIGNMENT

          This Agreement may not be assigned or transferred by Purchaser except to an affiliate of Purchaser. No assignment shall relieve Purchaser of any of its obligations under this Agreement.

13.       NOTICES

          All notices hereunder or required by law shall be sent via United States Mail, postage prepaid, certified mail, return receipt requested, via any nationally recognized commercial overnight carrier with provisions for receipt, or via telecopier followed by written notice as provided for herein, addressed to the parties hereto at their respective addresses set forth below or as they have theretofore specified by written notice delivered in accordance herewith:



                        PURCHASER:  Glenborough Properties, L.P.
                                    400 South El Camino Real
                                    San Mateo, CA 94402-1708
                                    Attn:     Frank E. Austin, Esq.
                                    Fax#:     415.343.7438

                   WITH A COPY TO:  Morrison & Foerster LLP
                                    425 Market Street
                                    San Francisco, CA 94105
                                    Attn:     Craig B. Etlin, Esq.
                                    Fax#:     415.268.7522


                          SELLERS: CIGNA Income Realty-I Limited Partnership Connecticut General Equity Properties-I Limited Partnership
                                    Westford Office Venture
                                    c/o CIGNA Investment Group
                                    900 Cottage Grove Road
                                    Hartford, CT 06152-2311
                                    Attn:     Real Estate Investment Department
                                              Asset Management, S-311
                                    Fax#:     860.726.6327


                   WITH A COPY TO:  CIGNA Corporation
                                    Investment Law Department
                                    Mortgage and Real Estate Group, S-215A
                                    900 Cottage Grove Road
                                    Hartford, CT 06152-2215
                                    Attn:     Lawrence A. Cox, Esq.
                                    Fax#:     860.726.8446


                   WITH A COPY TO:  Kelley Drye & Warren LLP
                                    101 Park Avenue
                                    New York, NY  10178
                                    Attn:     Robert D. Bickford, Jr., Esq.
                                    Fax#:     212.808.7897

          Delivery will be deemed complete upon actual receipt or refusal to accept delivery.

14.       EXPENSES

          Each Seller shall pay its own attorney's fees and the costs incurred to repay any liens filed against any Individual Property owned by such Seller (other than taxes and assessments which are not yet due and payable). Purchaser shall pay its due diligence expenses, its own attorney's fees, the costs of the Surveys, and any transfer taxes. Escrow fees, title premiums and all other closing costs with respect to each Individual Real Property shall be allocated according to the custom of the county in which such Individual Real Property is located.

15.       MISCELLANEOUS

          15.1    SUCCESSORS AND ASSIGNS

          All the terms and conditions of this Agreement are hereby made binding upon the executors, heirs, administrators, successors and permitted assigns of all parties hereto.

          15.2    GENDER

          Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

          15.3    CAPTIONS

          The captions in this Agreement are inserted only for the purpose of convenient reference and in no way define, limit or prescribe the scope or intent of this Agreement or any part hereof.

          15.4    CONSTRUCTION

          No provision of this Agreement shall be construed by any Court or other judicial authority against any party hereto by reason of such party's being deemed to have drafted or structured such provisions.

          15.5    ENTIRE AGREEMENT

          This Agreement constitutes the entire contract among the parties hereto and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated December 10, 1996, entered into by and between the Sellers and Purchaser. Aside from this Agreement, there are no other oral or written promises, conditions, representations, understandings or terms of any kind as conditions or inducements to the execution hereof and none have been relied upon by any party.

          15.6    RECORDING

          The parties agree that this Agreement shall not be recorded. If Purchaser causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of the Sellers.

          15.7    NO CONTINUANCE

          Purchaser acknowledges that there shall be no assignment, transfer or continuance of any of Seller's insurance coverage or of any property management contract.

          15.8    TIME OF ESSENCE

          Time is of the essence in this transaction.

          15.9    ORIGINAL DOCUMENT

          This Agreement may be executed by all parties in counterparts in which event each shall be deemed an original.

          15.10   GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties recognize that, since the Individual Properties are located outside of the State of New York, it may be necessary for the parties to comply with certain aspects of the laws of the states in which the Individual Properties are located in order to consummate the purchase and sale of the Individual Properties pursuant hereto. The parties agree to comply with such other laws to the extent necessary to consummate the purchase and sale of the Individual Properties, provided that it is the parties' intent that the provisions of this Agreement be applied to each Individual Property in a manner which results in the greatest consistency possible. For this reason, the parties have agreed that New York law shall govern with respect to the purchase and sale of each Individual Property pursuant hereto to the greatest extent possible.

          15.11   ACCEPTANCE OF OFFER

          This Agreement constitutes the Sellers' offer to sell to Purchaser on the terms set forth herein and must be accepted by Purchaser by signing three
(3) copies hereof and delivering them to Escrow Holder no later than 5:00 P.M. E.S.T. on January 17, 1997. If Purchaser has not accepted this Agreement by such date, then this Agreement and the offer represented hereby shall automatically be revoked and shall be of no further force or effect.

          15.12   CONFIDENTIALITY

          Purchaser and the Sellers agree that all documents and information concerning the Property delivered to Purchaser, the subject matter of this Agreement, and all negotiations will remain confidential prior to Closing. Prior to closing, Purchaser and the Sellers will disclose such information only to those parties required to know it, including, without limitation, employees of any of the parties, consultants and attorneys engaged by any of the parties, prospective or existing investors and lenders, and Purchaser's insurance and reinsurance firms.

          15.13   SURVIVING COVENANTS

          Notwithstanding any provisions hereof to the contrary, the provisions of the Second paragraph of Section 6.2 hereof and the provisions of Section 9 hereof (collectively, the "Surviving Covenants") shall survive the closing and any termination of this Agreement.

          15.14   APPROVAL

          The Sellers' obligations to perform their respective duties hereunder are contingent upon the obtaining of (i) all required approvals (the "Limited Partner Approvals") of the transaction by the respective limited partners of CIR and CGEP (the "Limited Partners") in accordance with their respective partnership agreements, and (ii) the approvals of the boards of directors of the general partners of each of CIR and CGEP (the "Board Approvals"). CIR and CGEP will each seek such approvals promptly after the Effective Date, and will notify Purchaser promptly of the decisions of such Limited Partners and boards of directors. Without limiting the foregoing, CIR and CGEP shall (i) file proxy materials with respect to the Limited Partner Approvals with the Securities and Exchange Commission within three (3) business days after the Effective Date, and
(ii) use reasonable efforts to obtain the Limited Partner Approvals within twenty (20) days after distributing such proxy materials to the Limited Partners. If the Securities and Exchange Commission does not complete its review of such proxy materials within thirty (30) days after the Effective Date, or if Purchaser does not receive written notice from both CIR and CGEP, within ninety
(90) days after the Effective Date, that all of the Board Approvals and Limited Partner Approvals have been obtained, then Purchaser shall have the right to terminate this Agreement by giving written notice to the Sellers, which right to terminate, if not previously exercised, shall itself terminate upon Purchaser's receipt of written notice from CIR and CGEP that such Board Approvals and Limited Partner Approvals have been obtained. In the event this Agreement terminates or is terminated pursuant to this Paragraph 15.14, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further rights or duties hereunder except for the Surviving Covenants.

          EXECUTED BY SELLERS this _____ day of January, 1997.


                       SELLERS:  CIGNA INCOME REALTY-I LIMITED
                                 PARTNERSHIP,
                                 a Delaware limited partnership

                                 By: Cigna Realty Resources, Inc.-Tenth, a Delaware corporation, its General Partner


                                           By:
                                                  John D. Carey
                                                  President




                                 CONNECTICUT GENERAL EQUITY PROPERTIES-I
                                 LIMITED PARTNERSHIP,
                                 a Connecticut limited partnership

                                 By: Connecticut General Realty Resources, Inc.-Third,
                                           a Delaware corporation, its General
                                 Partner

                                           By:
                                                  John D. Carey
                                                  President






                                                       1



## NY28/MCKEJ/75515.21

                            WESTFORD OFFICE VENTURE
                            a Connecticut general partnership
                            By:       CIGNA Income Realty-I Limited
                                      Partnership,
                                      a Delaware limited partnership

                                      By:  Cigna Realty Resources, Inc.-
                                            Tenth, a Delaware corporation, its
                                            General Partner


                                              By:
                                                     John D. Carey
                                                     President


                            By: Connecticut General Equity Properties-I Limited Partnership,
                                      a Connecticut limited partnership

                                      By:     Connecticut General Realty
                                              Resources, Inc.-Third, its
                                              General Partner


                                              By:
                                                     John D. Carey
                                                     President


          EXECUTED BY PURCHASER this _____ day of January, 1997.


                  PURCHASER:  GLENBOROUGH PROPERTIES, L.P.,
                              a California limited partnership

                              By: Glenborough Realty Trust Incorporated, a Maryland corporation, General Partner


                                        By:

                                        Name:

                                        Title:

          Receipt of original copies of this Agreement executed by Seller and Purchaser is acknowledged this _____ day of , 1997.


                              ESCROW HOLDER:  CHICAGO TITLE COMPANY


                                              By:

                                              Name:

                                              Title:


                                                       2



## NY28/MCKEJ/75515.21

SCHEDULE 2.1
TO
AGREEMENT OF PURCHASE AND SALE

ALLOCATION OF PURCHASE PRICE



Property Name                       Location                       Price
-------------                       --------                       -----
Woodlands Tech Center               St. Louis, MO              $ 4,583,885
Woodlands Plaza II                  St. Louis, MO                5,400,815
Westford Corporate Center           Westford, MA                10,211,625
Piedmont Plaza Shopping Center      Apopka, FL                   6,353,900
Overlook Apartments                 Scottsdale, AZ              11,163,720
Lake Point I, II and III            Orlando, FL                  6,490,055
                                                                44,204,000


          The above allocation is intended solely for the purposes of Paragraphs 6.4, 7.1 and 7.2 of the Agreement of Purchase and Sale to which this schedule is attached and Exhibit A- 3 to such agreement, and shall not be binding on the parties for any other purpose whatsoever.

## NY28/MCKEJ/75515.21

                                                          Annex 2

----------------------------------------------------------------------


-----------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-K

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                         Commission file number 0-13458

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                Connecticut                         06-1094176
          (State of Organization)      (I.R.S. Employer Identification No.)

                     900 Cottage Grove Road, South Building
                          Bloomfield, Connecticut 06002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (860) 726-6000


                    Securities registered pursuant to Section
                               12(b) of the Act:

                                      None
                              (Title of Each Class)

                    Securities registered pursuant to Section
                               12(g) of the Act:

                      Units of Limited Partnership Interest
                                (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                Yes X         No

State the aggregate market value of the voting stock held by non-affiliates of the registrant. Not applicable.



                                                          TABLE OF CONTENTS

PART I                                                                                                             PAGE

Item  1.            Business                                                                                         3
Item  2.            Properties                                                                                       6
Item  3.            Legal Proceedings                                                                                9
Item  4.            Submission of Matters to a Vote of Security Holders                                              9


PART II

Item  5.            Market for Registrant's Common Equity and Related Security Holder Matters                        9
Item  6.            Selected Financial Data                                                                         10
Item  7.            Management's Discussion and Analysis of Financial
                     Condition and Results of Operations                                                            11
Item  8.            Financial Statements and Supplementary Data                                                     16
Item  9.            Changes in and Disagreements with Accountants on
                     Accounting and Financial Disclosure                                                            40

PART III

Item 10.            Directors and Executive Officers of the Registrant                                              40
Item 11.            Executive Compensation                                                                          42
Item 12.            Security Ownership of Certain Beneficial Owners and Management                                  43
Item 13.            Certain Relationships and Related Transactions                                                  43

PART IV

Item 14.            Exhibits, Financial Statement Schedules, and Reports on Form 8-K                                44

SIGNATURES                                                                                                          46


                                     PART I


ITEM 1.  BUSINESS

     The Registrant, Connecticut General Equity Properties-I Limited Partnership (the "Partnership") was formed on November 14, 1983, under the Uniform Limited Partnership Act of the State of Connecticut for the purpose of acquiring, operating, holding for investment and disposing of industrial and office buildings and service center space and, to a lesser extent, residential properties. On January 31, 1984, the Partnership commenced an offering of $50,000,000 (subject to increase up to $65,000,000) of Limited Partnership Interests (the "Units") at $1,000 per Unit, pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933 (Registration No.
2-87976).

     The General Partner of the Partnership is Connecticut General Realty Resources, Inc.-Third (the "General Partner"), which is an indirect wholly owned subsidiary of CIGNA Corporation, a publicly held corporation whose stock is traded on the New York Stock Exchange.

     A total of 39,236.25 Units were sold to the public prior to the offering's termination on December 31, 1985. The holders of 12,314 Units were admitted to the Partnership in 1984; the holders of 23,381.75 Units were admitted in 1985; and on January 2, 1986, the holders of the 3,540.5 remaining Units were admitted to the Partnership. From the 39,236.25 Units sold, the Partnership received net proceeds of $35,602,279. The holders of Units ("Unit Holders" or "Limited Partners") of the Partnership share in the ownership of the Partnership's real property investments according to the number of Units held. Subsequent to admittance to the Partnership, no Unit Holder has made any additional capital contribution. The Partnership is engaged solely in the business of real estate investment.
A presentation of information about industry segments is not applicable.

     The Partnership is engaged in passive activities and therefore investors are subject to the applicable provisions of the Internal Revenue Service Code and Regulations. Losses from "passive activities" (which include any rental activity) may only offset income from "passive activities". Investors' passive losses in excess of passive income from all sources are suspended and are carried over to future years when they may be deducted against passive income generated by the Partnership in such year (including gain recognized on the sale of the Partnership's assets) or against passive income derived by investors from other sources. Any suspended losses remaining subsequent to Partnership dissolution may be used by investors to offset ordinary income.

     The Partnership acquired five commercial properties (including one owned through a joint venture) located in Missouri, Arizona, Illinois, Florida and Massachusetts. In order to acquire the properties, the Partnership, which purchased its properties for all cash, invested a total of $30,803,712, paid $2,418,158 in acquisition fees and closing costs, established reserves for improvements of $1,203,321 and established working capital reserves of $1,177,088.

     Pursuant to the Partnership Agreement, the Partnership is required to terminate on or before December 31, 2013. The Partnership anticipated that prior to its termination and dissolution, some or all of the Partnership's properties would be sold, the retention or sale of any property dependent, in part, on the anticipated remaining economic benefits of continued ownership. It was expected that most sales would occur after a period of ownership extending from nine to twelve years after acquisition. The Partnership sold Courtyard Shopping Center, located near Chicago in Villa Park, Illinois, on January 11, 1990. The Partnership sold Westside Industrials located in Phoenix, Arizona as follows: two of the six buildings (42,480 of the 105,560 square feet) on April 15, 1994; one additional building (12,600 square feet) on April 27, 1995; and the remainder of the project on December 26, 1995. Reference is made to Item 7 and
Item 8 for further descriptions of the sales. The General Partner estimates that the sales of the remaining properties and termination of the Partnership may occur in the next four to five years.

     The Partnership has made the real property investments set forth in the following table:

===================================================================================================================================
 Name, Type of Property and       PURCHASE PRICE       ACQUISITION        SIZE (D)          DATE OF              TYPE OF
          Location                   (A)(B)(C)          FEES AND           SQ. FT.         PURCHASE             OWNERSHIP
                                                        EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
1.    Woodlands Plaza II               $7,902,880         $498,052            72,465       10-15-84      100% fee simple interest
      Office Building
      St. Louis, Missouri
-----------------------------------------------------------------------------------------------------------------------------------
2.    Westside Industrials             $2,976,000         $350,266           105,560       02-01-85      100% fee simple interest
      (formerly Interpark)                                                                  (sold)
      Phoenix, Arizona (e)
-----------------------------------------------------------------------------------------------------------------------------------
3.    Lake Point, I, II, III           $9,603,000         $803,929           135,008       07-31-86      100% fee simple interest
      Service Center
      Orlando, Florida
-----------------------------------------------------------------------------------------------------------------------------------
4.    Westford Corporate               $4,321,832         $372,000           162,765       09-11-86         26.08% fee simple
      Center, Westford,                                                                                          interest
      Massachusetts (f)
-----------------------------------------------------------------------------------------------------------------------------------
5.    Courtyard Shopping               $6,000,000         $393,911            57,332       05-10-85      100% fee simple interest
      Center                                                                                 (sold)
      Villa Park, Illinois(g)
===================================================================================================================================

[FN]
(a) The Partnership did not incur any debt in connection with the acquisition of these investment properties.
[FN]
(b)  Excludes all broker fees paid at closing.
[FN]
(c) This table does not reflect purchase price adjustments resulting from master lease provisions.
[FN]
(d) Represents net leasable area at acquisition date; net leasable area may change due to expansion or tenant improvements.
[FN]
(e) The Partnership sold two of the six buildings, representing 42,480 of the 105,560 square feet on April 15, 1994. An additional building, representing 12,600 square feet was sold on April 27, 1995. The remaining three buildings were sold on December 26, 1995.
[FN]
(f) The Partnership owns a 26.08% interest in the joint venture partnership which owns the Westford Corporate Center. CIGNA Income Realty-I Limited Partnership, an affiliated partnership, is the co-venturer. The information shown represents the Partnership's share of the total investment.
[FN]
(g)  The Partnership sold the Courtyard Shopping Center on January 11, 1990.

     Woodlands Plaza II is located in the West County office market of Greater St. Louis. Overall, the St. Louis economy saw continued growth through 1995, albeit at a slightly slower pace than in 1994. During the year, St. Louis added approximately 34,000 new jobs and unemployment fell to a twenty year low of 4.8%. While the manufacturing sector continued to decline, the service sector, including computer services, health and tourism, grew by approximately 3.3% for the year. The defense industry was also helped by a $1.8 billion contract from the United States Air Force awarded to McDonnell Douglas, the largest defense manufacturer and employer in the state. Office markets throughout the state were strong. The West County suburban office market contains a total of approximately 12 million square feet. The West County market had an average occupancy of 95% during 1995, up slightly from 1994. While the suburban office market is improving, there are still many alternatives for users in the 15,000 square foot range. The vacancies in the market create enough significant competition that the investment requirements for re-leasing space is significant. While West County markets continue to report positive absorption and rental rates are improving, tenant improvements remain high as a result of the competitive choices available. The Woodlands submarket of West County, where Woodlands Plaza II is located, is comprised of nine buildings containing just under 400,000 square feet. Occupancy in 1995 for the Woodlands submarket remained at 82%. Woodlands Plaza II ended the year 75% occupied, down from the 92% at the close of 1994. Average rental rates are estimated to remain level or increase slightly in 1996. Assisted by the expanding market, the supply of Class A office buildings has been all but absorbed and rental rates are on the rise. There is no new construction currently underway, although several developers have announced that they are ready to begin construction on office buildings that have already gone through planning and zoning.

     The Orlando metropolitan area is expected to sustain its steady growth in population and employment through the end of the decade. The two main sectors of growth are the trade and service industries. Lake Point I, II and III is located in the Southern Orlando service center market which contains approximately 3.7 million square feet of service center/warehouse space. Through 1995, new construction levels in the market were negligible and occupancy levels rose from 84% at the close of 1994 to 87% in 1995 with net absorption of approximately 175,000 square feet of space. Lake Point, which has excellent site access and a desirable location close to the airport within the Lee Vista Center, was well ahead of the market at 98%, up significantly from 89% at year end 1994. Rental rates at the property are competitive with the market range of $4.75 to $8.50 per square foot dependent on grade level or dock-high space. Rents at the property range from $5.50 to $7.50 per square foot. Lee Vista Center, a planned business park, is located approximately ten miles southeast of Orlando's central business district and approximately one mile north of the Orlando International Airport. Lake Point, which contains a single story office/industrial space with loading dock areas, is a unique product within the business park and therefore has limited direct competition. The business park contains mostly office buildings but also hotels, a daycare center and restaurants. The Orlando Airport service center market is made up of mostly warehouse or distribution space. In a recovering market, any development within Lee Vista Center is likely to be high-rise office, unlikely competition for Lake Point.

     Westford Corporate Center is located in the Boston submarket known as the Northwest Corridor, between Routes I-128 and I-495. During 1995, metropolitan Boston experienced continued job growth due to the strengthened economy. Out-migration trends have finally reversed and over one-half of the jobs lost during the 1989-1992 recession have been regained. Nearly two-thirds of all new jobs are in the service sector, including computer software, engineering, and research and health care. Overall, manufacturing employment continues to decline, although the computer hardware industry has finally turned around. The market in which Westford competes contains approximately 16.8 million square feet of space with a 19% vacancy rate. Absorption through the end of 1995 totalled approximately 1,177,300 square feet. Westford maintained its 100% occupancy level in 1995. Rents for R&D space held steady during the year in the $5.75 to $7 per square foot range. Rents and occupancy levels in the market will move up slowly as the market works through an estimated 1-2 year supply of available R&D space.

     Approximate occupancy levels for the properties on a quarterly basis are set forth in the table in Item 2.

     The Partnership itself has no employees; however, the unaffiliated property managers engaged by CIGNA Investments, Inc. ("CII", formerly CIGNA Capital
Advisers, Inc.) on behalf of the Partnership maintain on-site staff. For a description of asset management services provided by CII and the terms of transactions between the Partnership and affiliates of the General Partner, see
Item 13 and the Notes to Financial Statements.

     The following list details gross revenues from operations for each of the Partnership's investment properties as a percentage of the Partnership's total gross revenues during 1993, 1994 and 1995. Included in this calculation is the Partnership's interest in the gross revenues of the Westford joint venture. In each year, interest income accounted for the balance of gross revenues.

                                                            1993              1994             1995
                                                            ----              ----             ----

     1.  Woodlands Plaza II                                   31%               29%              36%
         Office Building
         St. Louis, MO

     2.  Westside Industrials                                 15%               12%               7%
         Phoenix, AZ (a)

     3.  Lake Point I, II, III                                42%               42%              40%
         Service Center
         Orlando, FL

     4.  Westford Corporate Center                            11%               15%              15%
         Westford, MA

[FN]
(a) The Partnership sold two of the six buildings, representing 42,480 of the 105,560 square feet on April 15, 1994. An additional building, representing 12,600 square feet was sold on April 27, 1995. The remaining three buildings were sold on December 26, 1995.

ITEM 2.  PROPERTIES

     The Partnership owns directly and through a joint venture partnership the properties described in Item 1 herein. Reference is made to Items 1, 7, and 8 for information on properties sold by the Partnership, including sales during the year ended December 31, 1995. The lease terms on the properties range from less than one year to ten years, with the majority being three to five years. Most of the leases contain provisions for one or more of the following: percentage rent, escalation and common area maintenance recapture. Reference is made to the Notes to Financial Statements for information regarding minimum annual future rentals under existing leases and operating expense reimbursements. In the opinion of the General Partner, the Partnership's properties continue to be adequately insured.

     Woodlands Plaza II is a three-story suburban office structure situated on Lots 1, 2 and 3 of The Woodlands Business Park located in St. Louis, Missouri. The building was completed in July 1983 and sold to the Partnership in October 1984. The building design features exterior masonry construction and is divided into two separate buildings that overlook the Woodlands Lake. The building has approximately 71,927 square feet of net leasable area.

     The following table provides information on tenants that occupy ten percent or more of Woodland Plaza II's net leasable area.

====================================================================================================================================
           TENANT                 SQUARE        PRINCIPAL        BASE RENT          LEASE           RENEWAL             OTHER
                                  FOOTAGE       BUSINESS         PER ANNUM          DATES            OPTION          INFORMATION
====================================================================================================================================
1. Doane Agricultural             11,301      Agriculture          $155,808       08/01/91-      1, 5 year ext.          --
    Services Co.                                                                  07/31/96           option
------------------------------------------------------------------------------------------------------------------------------------
2. Dun & Bradstreet               11,101      Financial            $169,290       07/01/95-      1, 5 year ext.          --
                                              Services                            06/30/00           option
====================================================================================================================================

     The following table provides lease expiration information relative to Woodlands Plaza II.

=================================================================================================================
      YEAR            NUMBER OF LEASES       SQUARE FOOTAGE       ANNUALIZED BASE        PERCENTAGE OF TOTAL
                          EXPIRING                                      RENT                  ANNUALIZED
                                                                                              BASE RENT
-----------------------------------------------------------------------------------------------------------------
           1996                      2               16,590               $236,724                        30%
-----------------------------------------------------------------------------------------------------------------
           1997                      4                8,732               $127,207                        16%
-----------------------------------------------------------------------------------------------------------------
           1998                      1                2,941                $42,645                         5%
-----------------------------------------------------------------------------------------------------------------
           1999                      2                8,531               $127,296                        16%
-----------------------------------------------------------------------------------------------------------------
           2000                      3               15,369               $232,894                        30%
-----------------------------------------------------------------------------------------------------------------
           2001                      1                1,294                $21,998                         3%
=================================================================================================================

     Lake Point I, II, III is within Lee Vista Center, a planned business park, located in the southeast sector of the Orlando, Florida, metropolitan area. Lee Vista Center is located approximately 10 miles southeast of Orlando's central business district and approximately 1 mile north of the Orlando International Airport. The property consists of four single-story office/service buildings and two single-story office/warehouse buildings containing a total of 135,008 square feet of gross leasable area.

     The following table provides information on tenants that occupy ten percent or more of Lake Point I, II, III's net leasable area.

====================================================================================================================================
          TENANT                 SQUARE         PRINCIPAL        BASE RENT          LEASE            RENEWAL            OTHER
                                 FOOTAGE         BUSINESS        PER ANNUM          DATES            OPTION          INFORMATION
====================================================================================================================================
1. Attorney's Title                27,360     Insurance            $373,557       07/31/87-            --           Step up rent
    Insurance Fund                                                                02/28/07
------------------------------------------------------------------------------------------------------------------------------------
2. Alpha Flight Services           32,400     Catering             $180,667       02/01/89-      1, 5 year ext.           --
                                                                                  01/31/99           option
------------------------------------------------------------------------------------------------------------------------------------
3. Krogel Air Freight              14,824     Air Freight           $75,602       12/01/95-            --           Step up rent
                                                                                  11/30/00
====================================================================================================================================

     The following table provides lease expiration information relative to Lake Point I, II, III.

=================================================================================================================
      YEAR            NUMBER OF LEASES       SQUARE FOOTAGE          ANNUALIZED          PERCENTAGE OF TOTAL
                          EXPIRING                                   BASE RENT                ANNUALIZED
                                                                                              BASE RENT
-----------------------------------------------------------------------------------------------------------------
      1996                           5               29,204               $247,644                        21%
-----------------------------------------------------------------------------------------------------------------
      1997                           1                1,836                $15,491                         1%
-----------------------------------------------------------------------------------------------------------------
      1998                           3               22,184               $230,501                        20%
-----------------------------------------------------------------------------------------------------------------
      1999                           1               32,400               $180,667                        16%
-----------------------------------------------------------------------------------------------------------------
      2000                           2               19,864               $118,442                        10%
-----------------------------------------------------------------------------------------------------------------
   Thereafter                        1               27,360               $373,557                        32%
=================================================================================================================



     The following list compares approximate occupancy levels by quarter for the Partnership's investment properties during 1991, 1992, 1993, 1994 and 1995:

==========================================================================================================================
                    WOODLANDS PLAZA II         WESTSIDE IND. PARK       LAKE POINT I, II, III           WESTFORD
                       OFFICE BLDG.              PHOENIX, AZ (A)            SERVICE CENTER          CORPORATE CENTER
                      ST. LOUIS, MO                                          ORLANDO, FL            WESTFORD, MA (B)
==========================================================================================================================
--------------------------------------------------------------------------------------------------------------------------
     1991
-----------------
AT 03/31                   75%                         93%                       96%                       10%

AT 06/30                   75%                         96%                       96%                       10%

AT 09/30                   82%                         93%                       91%                       10%

AT 12/31                   82%                         93%                       91%                       10%
--------------------------------------------------------------------------------------------------------------------------
     1992
-----------------
AT 03/31                   77%                         97%                       86%                       60%

AT 06/30                   73%                         97%                       86%                       60%

AT 09/30                   84%                         97%                       85%                       60%

AT 12/31                   84%                         97%                       85%                       60%
--------------------------------------------------------------------------------------------------------------------------
     1993
-----------------
AT 03/31                   87%                         97%                       88%                       60%

AT 06/30                   80%                         74%                       88%                       60%

AT 09/30                   90%                         67%                       94%                       60%

AT 12/31                   81%                         67%                       93%                       75%
--------------------------------------------------------------------------------------------------------------------------
     1994
-----------------
AT 03/31                   81%                         67%                       90%                       75%

AT 06/30                   78%                        100%                       83%                       85%

AT 09/30                   84%                         85%                       89%                      100%

AT 12/31                   92%                         80%                       89%                      100%
--------------------------------------------------------------------------------------------------------------------------
     1995
-----------------
AT 03/31                   94%                         80%                       100%                     100%

AT 06/30                   90%                        100%                       100%                     100%

AT 09/30                   79%                        100%                       100%                     100%

AT 12/31                   75%                         N/A                       98%                      100%
==========================================================================================================================


An "N/A" indicates that the property was not owned by the Partnership at the end of the quarter.
[FN]
(a) Two of six buildings at Westside Industrials were sold on April 15, 1994, representing 42,480 of the 105,560 square feet. An additional building, representing 12,600 square feet was sold on April 27, 1995. The remaining three buildings were sold on December 26, 1995.
[FN]
(b) See the Notes to Financial Statements for a description of the joint venture partnership through which the Partnership has made this real property investment. The Partnership owns a 26.08% interest in the joint venture which owns the property.

ITEM 3.  LEGAL PROCEEDINGS

     Neither the Partnership nor its properties are party to, or the subject of, any legal proceedings involving any material exposure.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

                                     PART II

ITEM 5.  MARKET FOR  REGISTRANT'S  COMMON  EQUITY AND  RELATED  SECURITY  HOLDER
     MATTERS

     As of December 31, 1995, there were approximately 3,858 record Unit Holders. There is no established public trading market for Units. The General Partner will not redeem or repurchase Units.

     The Revenue Act of 1987 adopted provisions which have an adverse impact on investors in a "publicly traded partnership" ("PTP"). A PTP is a partnership whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). If the Partnership were classified as a PTP, (i) the Partnership may be taxed as a corporation and (ii) the passive activity rules of section 469 are applied separately with respect to items attributable to each publicly traded partnership. On November 29, 1995, the Internal Revenue Service ("IRS") issued the Final PTP Regulations under section 1.7704-1. The Final PTP Regulations are effective for the tax years beginning after December 31, 1995. However, a transition rule exists for partnerships that were engaged in an activity before December 4, 1995 and that do not add a substantial new line of business after that date. The Partnership qualifies for the transition rule and may continue to rely on Notice 88-75 for guidance through the end of 2005. In Notice 88-75, the IRS established alternative safe harbors that allow interests in a partnership to be transferred or redeemed in certain circumstances without causing the partnership to be characterized as a PTP. Units of the Partnership are not listed or quoted for trading on an established securities exchange. However, CIGNA Financial Partners ("CFP") will, upon request, provide a Limited Partner desiring to sell or transfer Units with a list of secondary market firms which may provide a means for matching potential sellers with potential buyers of Units, if available. Frequent sales of Units utilizing these services could cause the Partnership to be deemed a PTP. The Partnership has adopted a policy prohibiting transfers of Units in secondary market transactions unless, notwithstanding such transfers, the Partnership will satisfy at least one of the safe harbors. Although such a restriction could impair the ability of investors to liquidate their investment, the service provided by CFP described above should allow a certain number of transfers to be made in compliance with the safe harbor.

     The Partnership declared quarterly cash distributions to Limited Partners for 1995 and 1994 as set forth in the following table:

                                                                                 Cash Distribution per Unit
                             Quarter             Date Paid (a)                 1995                    1994
                             --------            -------------                 ----                    ----

                               1st               May 15                      $   5.01              $   7.50
                               2nd               August 15                      13.71  (c)            32.01  (b)
                               3rd               November 15                    10.02  (d)             5.01
                               4th               February 15                    37.31  (e)             3.12
                                                                             --------              --------
                                                                             $  66.05              $  47.64
                                                                             ========              ========

(a)  Quarterly distributions are paid 45 days following the end of the calendar quarter.

(b)  Includes $27.00 per Unit from a partial sale of Westside Industrials.

(c)  Includes $8.70 per Unit from a partial sale of Westside Industrials.

(d)  Includes $4.84 per Unit from a lease termination fee received at Woodlands Plaza II.

(e)  Includes $28.31 per Unit from the sale of the remainder of Westside Industrials.

                                                                 9

     Reference is made to Item 6 for information on cash distributions paid to Limited Partners during 1995, 1994, 1993, 1992, and 1991.

     There are no material legal restrictions upon the Partnership's ability to make distributions in accordance with the provisions of the Partnership Agreement. The Partnership intends to continue its policy of making quarterly distributions of distributable cash from operations. Reference is made to Notes to Financial Statements for a description of payments to the State of Connecticut on behalf of Limited Partners and charged to Limited Partner capital accounts.


ITEM 6.  SELECTED FINANCIAL DATA (A)

                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                              DECEMBER 31, 1995, 1994, 1993, 1992, 1991
                                         (NOT COVERED BY REPORT OF INDEPENDENT ACCOUNTANTS)

                                             1995               1994                1993                1992                1991
                                             ----               ----                ----                ----                ----

Total assets (b)                      $    15,779,061     $    15,886,403    $     18,116,233    $    18,841,802     $    23,231,572
Total income                                2,761,823           2,338,050           2,600,369          2,649,750           2,736,543

Net income (loss) (c)                       1,173,396            (232,492)            406,434         (2,651,499)            230,926
Net income (loss) per Unit (c)                  29.34               (7.08)              10.26             (66.90)               5.83

Cash distributions to
 limited partners (d)                       1,250,072           1,890,411           1,174,738          1,727,963           1,040,549
Cash distributions per Unit (d)                 31.86               48.18               29.94              44.04               26.52

(a) The above selected financial data should be read in conjunction with the financial statements and the related notes appearing herein. Reference is made to Notes to Financial Statements for a description of payments to the State of Connecticut on behalf of limited partners. These payments are charged to limited partner capital accounts and have not been included as part of the above presentation.

(b) Total assets includes Partnership's equity investment in joint venture. See the Notes to Financial Statements for a description of the joint venture.

(c) Included in 1995 is a gain on sale of property of $464,957 ($449,775 to limited partners or $11.46 per unit). Included in 1994 and 1992 are losses due to impairment of assets of $835,000 ($21.07 per Unit) and $2,791,040 ($70.42 per Unit), respectively. Included in 1994 is a gain on sale of property of $245,873 ($195,721 to limited partners or $4.99 per Unit).

(d) Quarterly distributions are paid 45 days following the end of the calendar quarter. Cash distributions to limited partners in 1995 include proceeds from the sale of Building #6 of Westside Industrials. Included in 1994 are the proceeds from the sale of Buildings #1 and #2 of Westside Industrials.


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


LIQUIDITY AND CAPITAL RESOURCES

     On January 31, 1984, the Partnership commenced an offering of $50,000,000 (subject to an increase to $65,000,000) of limited partnership interests pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933. The offering terminated on December 31, 1985 and a total of 39,236.25 Units were issued by the Partnership and assigned to the public at $1,000 per interest. Subsequent to the termination of the offering, no Unit Holder has made any additional capital contribution. The Partnership does not expect to seek additional capital contributions.

     After deduction of selling expenses and other offering costs, the Partnership had $35,602,279 with which to make investments in real properties, to pay legal fees and other costs (including acquisition fees) related to such investments, for working capital reserves and to fund extra lease-up costs. A portion of the proceeds was utilized to acquire the properties described in Item 1 herein. The Partnership did not incur any debt in connection with the acquisition of the properties. The Partnership does not intend to incur mortgage indebtedness relative to the properties at any time during the term of the Partnership.

     At December 31, 1995, the Partnership's cash and cash equivalents and the Partnership's share of cash and cash equivalents from the Westford Office Venture totalled $2,052,475 and $275,388, respectively, which were available for working capital requirements, cash reserves and distributions to partners. Reference is made to Item 5 for information on cash distributions to Limited Partners for 1995. Cash distributions for 1995 included sales proceeds from the two partial sales of Westside Industrials during 1995 and a lease termination fee received from a significant vacating tenant at Woodlands Plaza II. The remainder of the cash distributed for 1995 was equivalent to the Partnership's adjusted cash from operations. The Partnership's cash distributions for 1996 are expected to reflect actual operating results subject to changes in reserves for liabilities or leasing risk. Based on property operational plans for 1996, the General Partner estimates that the Partnership will produce positive cash flow from operations, net of capital improvements and Partnership expenses.

     Reference is made to Item 1 for a description of the Partnership's investment properties and a description of the markets in which the properties operate. Reference is made to Item 2 for significant tenant information and lease information.

     Early in 1995, a potential user/owner approached the manager for the Westside property and offered to buy vacant building #6 (12,600 square feet, representing 100% of the vacant space at December 31, 1994) at a gross price of $29 per square foot. On April 27, 1995, the Partnership sold building #6 for a gross sales price of $365,400. After closing costs and expenses, the Partnership netted approximately $341,000 which was distributed to Limited Partners along with the second quarter distribution on August 15, 1995. On December 26, 1995, the Partnership sold the remainder of the Westside Industrials property (buildings #3, 4 & 5) to Zimmerman Properties, Inc. for a gross sales price of $1,175,000. After closing costs and expenses, the Partnership netted approximately $1,110,600 which was distributed to Limited Partners along with the fourth quarter distribution on February 15, 1996. Reference is made to Notes to Financial Statements for a description of the book and tax effects of the sales.

     Lake Point's adjusted cash from operations for the year totalled approximately $537,000 in 1995 compared with $505,000 in 1994. A significant amount of leasing led to tenant improvements and leasing commissions of $327,000 for 1995. Lake Point ended 1995 at 98% occupancy, up from 89% at year-end 1994. During 1995, an early renewal was executed with a tenant occupying 27,360 square feet, 20% of total space, extending the original maturity date of 1997 to 2007. Additionally, 14,988 square feet of vacant space was leased and lease renewals representing 22,120 square feet were executed. For 1996, five leases representing 29,204 square feet are set to expire, of which 23,799 is scheduled to be renewed. Of the renewals scheduled, 52% is from one tenant currently occupying 12,278 square feet. Negotiations to renew the lease are already underway and are expected to be concluded well in advance of the current expiration date of August 1996. New leasing or expansions are scheduled to total 7,565 square feet. Based on the leasing planned during 1996, tenant improvements and leasing commissions have been estimated to approximate $312,000, to be funded by cash from operations. Additionally roof repairs and a plumbing project have been estimated at $68,000, also to be funded by cash from operations.

     Woodlands Plaza generated adjusted cash from operations of $487,000 after $148,000 of leasing commissions, tenant improvements and capital expenditures, versus a deficit of $9,000 for 1994. An extensive amount of leasing was completed during 1994 (16,608 square feet of space was leased) and included approximately $305,000 of leasing costs and capital improvements. Leasing exposure for 1995 included 24,168 square feet, or 34% of net rentable area, including an early termination of a 10,319 square foot tenant. Physical occupancy of 92% at the beginning of the year dropped to 75% by December 31, 1995. During the second quarter of 1995, a lease was signed with Dun & Bradstreet for 11,101 square feet to replace the 10,319 square feet vacated by Magnum Mortgage. The Partnership benefited from an early termination fee of $190,000 collected from Magnum Mortgage. Two leases, accounting for 3,522 square feet, were renewed during 1995, one new lease for 2,040 square feet was signed and leases representing 11,741 square feet expired without renewal or replacement. A new five year lease for 14,048 square feet, not included in year-end 1995 occupancy, was signed during December 1995 by Mosby Year Book for occupancy by the second quarter of 1996. Rent will approximate $16 per square foot with $11 per square foot in tenant improvements. Leasing exposure for 1996, two tenants representing 16,590 square feet, 23% of total space, and 30% of gross annual rent, is minimal as both leases are expected to renew with slight increases in base rent. Commissions and tenant improvements for the two renewals are estimated to approximate $198,000. In addition, costs for the Mosby Year Book lease and the two December 1995 renewals are estimated to be funded in 1996 at a total cost of $255,860. Based on current estimates, leasing costs will be funded by cash from property operations.

     Westford Corporate Center is owned by a joint venture partnership in which the Partnership owns a 26.08% equity investment. Adjusted cash from operations at Westford Corporate Center for 1995 was $1,155,000 ($301,000 attributable to the Partnership's interest) after capital expenditures of $44,000. During the year one of the two existing tenants expanded into space vacated by a former tenant. The property remains at 100% occupancy. Cash flow from operations in 1996 is expected to be similar to 1995, with no capital expenditures planned.

     The Partnership's strategy includes property sales in two to three years for each of the Partnership's wholly owned properties. The Westford property, 26.08% owned through a joint venture, may have to be held until the existing tenants' leases reach expiration and are renewed or the space is leased to new tenants in 1999 or 2000.

RESULTS OF OPERATIONS

     Partnership net operating income, (total revenue less property operating expenses, general and administrative expenses and fees and reimbursements to affiliates and exclusive of the Partnership's share of the joint venture), increased in 1995 to approximately $1,407,000 versus approximately $1,024,000 in 1994.

     At Lake Point, net operating income increased approximately $150,000 in 1995. The increase was primarily attributable to a rise in rental income resulting from new leasing activity.

     Woodlands Plaza's net operating income increased in 1995 by approximately $338,000 over 1994, due to a rise in rental income from extensive leasing activity in the latter half of 1994, and $230,000 of lease termination fees collected in 1995.

     At Westside Industrials, net operating income was lower in 1995 than 1994 by approximately $66,000. Revenues declined in 1995 because of the sale of buildings #1 and #2 in April 1994 and the loss of three unreplaced tenants in the second half of 1994 occupying 12,600 square feet. In addition, 1994 revenue included the residual of a 1993 lease termination fee. Offsetting the decline in revenue was a reduction in property operating expenses because of the property sale and because of the nonrecurring exterior painting and landscaping projects completed in 1994.

     A majority of the balance of the change in net operating income from 1994 to 1995 represents Partnership management fees and interest income. Management fees are based on adjusted cash from operations, which increased in 1995.

RESULTS - 1995 COMPARED WITH 1994

     Rental income increased by approximately $360,000 for the year ended December 31, 1995, as compared with 1994, as a result of the tenant changes at each of the Partnership's properties. Rental income at Woodlands increased approximately $348,000 for the year due to revenues generated by extensive leasing activity at the property during 1994 and three lease termination fees totalling $230,000 received during 1995. At Westside, rental income decreased approximately $104,000 due to the sale of buildings #1 and #2 in April 1994 and the loss of unreplaced tenants occupying 12,600 square feet in the latter half of 1994. In addition, Westside's 1994 revenue included the residual of a 1993 lease termination fee. Rental income at Lake Point increased approximately $116,000 for the year due to an increase in scheduled rent resulting from leasing activity.

     The increase in other income for the year ended December 31, 1995, as compared with 1994, was primarily the result of expense charge-back billings to the new tenants at Lake Point as allowed by the negotiated lease terms.

     The increase in interest income for the year ended December 31, 1995, as compared with 1994, was the result of an increase in interest rates on short term investments combined with higher average cash balances.

     Property operating expenses decreased for the year ended December 31, 1995, as compared with 1994, as a result of the partial sales of Westside. In addition, Westside incurred nonrecurring repairs and maintenance costs in 1994 due to exterior painting and landscaping projects. An increase in operating expenses at Woodlands was primarily due to property management fees (earned as a percentage of revenues) coupled with expenses for one-time maintenance and space planning projects. In addition, Woodland's incurred additional utility and janitorial expenses due to a higher level of occupancy. Woodlands recorded lower property tax expenses as a result of a successful property tax appeal in 1995. Property operating expenses increased slightly at Lake Point due to property management fees (earned as a percentage of revenues).

     The increase in fees and reimbursements to affiliates for the year ended December 31, 1995, as compared to 1994, was primarily due to increased partnership management fees as a result of an increase in adjusted cash from operations.

     Depreciation and amortization increased for the year ended December 31, 1995, as compared with 1994, due primarily to accelerated depreciation and amortization of assets associated with vacated tenants at Woodlands and as a result of new tenant improvements at Lake Point. Partially offsetting the increase was a decrease in depreciation and amortization expense at Westside due to the sale of buildings #1 and #2 in April 1994 and building #6 in April 1995.

     The gains on sale were the result of the Westside sales of building #6 in April 1995 and buildings #3, #4 and #5 in December 1995. The sale of buildings #1 and #2 occurred in April 1994.

     The joint venture operations improved for the year ended December 31, 1995, as compared with 1994, due to a tenant's expansions in the second and third quarters of 1994.


RESULTS - 1994 COMPARED WITH 1993

     Rental income decreased by approximately $203,000 for the year ended December 31, 1994, as compared with 1993, as a result of the tenant changes which have decreased rental income at each of the Partnership's properties. Rental income at Woodlands Plaza decreased approximately $37,000 due to decreased average occupancy at the property. In addition, during the second quarter of 1993, a tenant at Woodlands paid a premium to extend their occupancy beyond the lease expiration date. At Westside Industrials, rental income decreased approximately $118,000, due to the loss of income from a lease buy-out negotiated as part of an early termination in 1993, the loss of 7,560 occupied square feet from the sale of buildings #1 and #2 in April 1994, and the loss of tenants occupying

12,600 square feet in the latter half of 1994. Rental income at Lake Point decreased approximately $48,000 due to decreased average occupancy and renewal of several tenants at lower rates in the second quarter of 1994.

     Other income decreased approximately $75,000 for the year ended December 31, 1994, as compared with 1993. The decrease was due primarily to lower recoveries of operating expenses and taxes at Woodlands and Lake Point. The decrease was expected at Woodlands as base years have taken the place of expense stops on new and renewed leases in addition to an overall drop in expenses at the property. The decrease at Lake Point was due to decreased average occupancy. In addition, 1993 includes a $10,000 forfeited security deposit from the buy-out agreement at Westside.

     The increase in interest income for the year ended December 31, 1994, as compared with 1993, was the result of an increase in the Partnership's average cash balance attributable to the net proceeds from the sale of buildings #1 and #2 of the Westside property and an increase in rates during the year.

     Property operating expenses decreased overall as a result of decreases at Westside and Woodlands for the year ended December 31, 1994, as compared with 1993. The total decrease at Westside was due to lower repairs and maintenance and property tax costs resulting from the sale of buildings #1 and #2. In addition, Westside's 1993 results included plumbing expenses and parking lot lighting. The decrease was partially offset by exterior painting expenditures at Westside incurred in 1994. The decrease at Woodlands was attributable to nonrecurring parking lot repairs made during 1993 and decreased utility usage as a result of occupancy changes in 1994. At Lake Point, real estate taxes increased in 1994 as a result of an increase in the assessment value and the mill rate.

     Depreciation and amortization decreased for the year ended December 31, 1994, as compared with 1993, due to the expiration of the useful lives of certain assets.

     In 1994 the Partnership recorded impairment losses relative to Woodlands Plaza and Westside due to estimated future cash flow declines reflecting a change in the estimated holding period of the Woodlands property and increased capital expenditures and leasing costs at Westside.

     The improvement in operating results by the joint venture property for the year ended December 31, 1994, as compared with 1993, was due to the new tenant which took occupancy in October 1993 and its subsequent expansions in April and September 1994.

     The gain on sale was the result of the sale of buildings #1 and #2 of the Westside property in April 1994.

INFLATION

     With inflation at a low rate during 1995, 1994, and 1993, the effect of inflation and changing prices on current revenue and income from operations has been minimal.

     Any significant inflation in future periods may increase rental rates (from leases to new tenants or renewals of leases to existing tenants) assuming no major changes in market conditions. At the same time, it is anticipated that property operating expenses will be similarly affected. Assuming no major changes in occupancy levels, increases in rental income are expected to cover inflation driven increases in the cost of operating the properties and in property taxes.

     Inflation may also contribute to capital appreciation of the Partnership's investment properties over a period of time as rental rates and replacement costs of properties increase.

     The recapture and escalation clauses that exist on certain of the leases at each of the Partnership's properties offer the Partnership some protection against inflation. Escalation clauses offset the increases in operating expenses under inflation. As operating expenses increase due to inflation so will the escalation revenues due to the Partnership, offsetting, at least in part, the increase in total expenses. The recapture provisions protect the Partnership from rising costs of common area maintenance as well as taxes and other operating expenses by passing these increases through, at least partially, to the lessees.


ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                                                INDEX
                                                                                                                           PAGE

Report of Independent Accountants                                                                                           17
Financial Statements:
     Balance Sheets, December 31, 1995 and 1994                                                                             18
     Statements of Operations, For the Years Ended December 31, 1995, 1994 and 1993                                         19
     Statements of Partners' Capital (Deficit), For the Years Ended December 31, 1995, 1994 and 1993                        20
     Statements of Cash Flows, For the Years Ended December 31, 1995, 1994 and 1993                                         21
     Notes to Financial Statements                                                                                          22

Schedules:
     III - Real Estate and Accumulated Depreciation, December 31, 1995                                                      28


Schedules not filed:
     All schedules other than those indicated in the index have been omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                       UNCONSOLIDATED VENTURE

                                                       WESTFORD OFFICE VENTURE

                                                                INDEX
                                                                                                                           PAGE

Report of Independent Accountants                                                                                           30
Financial Statements:
     Balance Sheets, December 31, 1995 and 1994                                                                             31
     Statements of Operations, For the Years Ended December 31, 1995, 1994 and 1993                                         32
     Statements of Partners' Capital, For the Years Ended December 31, 1995, 1994 and 1993                                  33
     Statements of Cash Flows, For the Years Ended December 31, 1995, 1994 and 1993                                         34
     Notes to Financial Statements                                                                                          35

Schedules:
     III - Real Estate and Accumulated Depreciation, December 31, 1995                                                      39


Schedules not filed:
     All schedules other than those indicated in the index have been omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

                                                                 16

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of
 Connecticut General Equity Properties-I
 Limited Partnership

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Connecticut General Equity Properties-I Limited Partnership at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Hartford, Connecticut
February 21, 1996


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                                           BALANCE SHEETS

                                                     DECEMBER 31, 1995 AND 1994

                                                               ASSETS                   1995                       1994
                                                               ------                   ----                       ----

Property and improvements, at cost:
     Land and improvements                                                        $     2,533,388           $     2,810,237
     Buildings                                                                         11,904,091                13,002,842
     Tenant improvements                                                                2,872,782                 2,879,677
                                                                                  ---------------           ---------------
                                                                                       17,310,261                18,692,756
     Less accumulated depreciation                                                      6,783,301                 6,686,953
                                                                                  ---------------           ---------------
              Net property and improvements                                            10,526,960                12,005,803

Equity investment in unconsolidated joint venture                                       2,679,392                 3,043,024
Cash and cash equivalents                                                               2,052,475                   368,015
Accounts receivable (net of allowance of $6,535 in 1995
 and $1,684 in 1994)                                                                      107,677                    97,349
Prepaid expenses and other assets                                                          27,971                    76,872
Deferred charges, net                                                                     384,586                   295,340
                                                                                  ---------------           ---------------
              Total                                                               $    15,779,061           $    15,886,403
                                                                                  ===============           ===============

                                             LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Liabilities:
     Accounts payable and accrued expenses (including $32,837
       in 1995 and $9,324 in 1994 due to affiliates)                              $       161,220           $       220,449
     Tenant security deposits                                                              86,457                   102,076
     Unearned income                                                                       61,649                     6,269
                                                                                  ---------------           ---------------
              Total liabilities                                                           309,326                   328,794
                                                                                  ---------------           ---------------

Partners' capital (deficit):
     General Partner:
         Capital contributions                                                              1,000                     1,000
         Cumulative net income                                                            165,478                   143,212
         Cumulative cash distributions                                                   (167,140)                 (156,705)
                                                                                  ---------------           ----------------
                                                                                             (662)                  (12,493)
                                                                                  ---------------           ---------------
     Limited partners (39,236.25 Units):
         Capital contributions, net of offering costs                                  35,602,279                35,602,279
         Cumulative net income                                                          3,700,536                 2,549,406
         Cumulative cash distributions                                                (23,832,418)              (22,581,583)
                                                                                  ---------------           ---------------
                                                                                       15,470,397                15,570,102
                                                                                  ---------------           ---------------
              Total partners' capital                                                  15,469,735                15,557,609
                                                                                  ---------------           ---------------
              Total                                                               $    15,779,061           $    15,886,403
                                                                                  ===============           ===============



                             The Notes to Financial  Statements  are an integral
part of these statements.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                                      STATEMENTS OF OPERATIONS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                                  1995                1994                  1993
                                                                                  ----                ----                  ----

Income:
     Base rental income                                                      $   2,435,302       $   2,075,169      $    2,278,062
     Other operating income                                                        257,244             209,731             284,251
     Interest income                                                                69,277              53,150              38,056
                                                                             -------------       -------------      --------------
                                                                                 2,761,823           2,338,050           2,600,369
                                                                             -------------       -------------      --------------
Expenses:
     Property operating expenses                                                   964,050             981,864           1,024,209
     General and administrative                                                    142,119             151,281             143,965
     Fees and reimbursements to affiliates                                         249,135             181,076             186,304
     Depreciation and amortization                                                 856,048             769,621             859,774
     Loss due to impairment of assets                                                   --             835,000                  --
                                                                             -------------       -------------      --------------
                                                                                 2,211,352           2,918,842           2,214,252
                                                                             -------------       -------------      --------------

         Net partnership operating income (loss)                                   550,471            (580,792)            386,117

Other income:
     Gain on sale of property                                                      464,957             245,873                  --
     Equity interest in joint venture net income                                   157,968             102,427              20,317
                                                                             -------------       -------------      --------------

         Net income (loss)                                                   $   1,173,396       $    (232,492)     $      406,434
                                                                             =============       =============      ==============


Net income (loss):
     General Partner                                                         $      22,266       $      45,368      $        4,064
     Limited partners                                                            1,151,130            (277,860)            402,370
                                                                             -------------       -------------      --------------
                                                                             $   1,173,396       $    (232,492)     $      406,434
                                                                             =============       =============      ==============

Net income (loss) per Unit                                                   $       29.34       $       (7.08)     $        10.26
                                                                             =============       =============      ==============

Cash distributions per Unit                                                  $       31.88       $       48.19      $        29.95
                                                                             =============       =============      ==============










                             The Notes to Financial  Statements  are an integral
part of these statements.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                              STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                               General                      Limited
                                                               Partner                     partners                  Total

Balance (deficit) at December 31, 1992                      $     (40,015)           $   18,511,626          $   18,471,611

Cash distributions                                                (13,573)               (1,175,062)             (1,188,635)

Net income                                                          4,064                   402,370                 406,434
                                                            -------------            --------------          --------------

Balance (deficit) at December 31, 1993                            (49,524)               17,738,934              17,689,410

Cash distributions                                                 (8,337)               (1,890,972)             (1,899,309)

Net income (loss)                                                  45,368                  (277,860)               (232,492)
                                                            -------------            --------------          --------------

Balance (deficit) at December 31, 1994                            (12,493)               15,570,102              15,557,609

Cash distributions                                                (10,435)               (1,250,835)             (1,261,270)

Net income                                                         22,266                 1,151,130               1,173,396
                                                            -------------            --------------          --------------

Balance (deficit) at December 31, 1995                      $        (662)           $   15,470,397          $   15,469,735
                                                            =============            ==============          ==============





















                             The Notes to Financial  Statements  are an integral
part of these statements.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                                      STATEMENTS OF CASH FLOWS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----
Cash flows from operating activities:
     Net income (loss)                                            $      1,173,396        $       (232,492)         $      406,434
     Adjustments to reconcile net income (loss) to net
      cash provided by operating activities:
       Loss due to impairment of assets                                         --                 835,000                      --
       Gain on sale of property                                           (464,957)               (245,873)                     --
       Deferred rent credits                                                50,990                  43,252                  63,085
       Depreciation and amortization                                       856,048                 769,621                 859,774
       Equity interest in joint venture net income                        (157,968)               (102,427)                (20,317)
       Accounts receivable                                                 (10,328)                 38,272                 (69,517)
       Accounts payable and accrued expenses                               (18,216)                (66,507)                 21,423
       Other, net                                                           88,662                 (35,936)                 28,531
                                                                  ----------------        ----------------          --------------
         Net cash provided by operating activities                       1,517,627               1,002,910               1,289,413
                                                                  ----------------        ----------------          --------------

Cash flows from investing activities:
     Purchases of property and improvements                               (283,499)               (412,099)               (170,503)
     Payment of leasing commissions                                       (265,056)                (79,587)                (62,376)
     Proceeds from sale of property                                      1,540,400               1,115,100                      --
     Payment of closing costs related to sale of property                  (85,544)                (53,100)                     --
     Distribution from joint venture partnership                           521,600                      --                      --
                                                                  ----------------        ----------------          --------------
         Net cash provided by (used in) investing activities             1,427,901                 570,314                (232,879)
                                                                  ----------------        ----------------          --------------

Cash flows from financing activities:
     Cash distributions to limited partners                             (1,250,633)             (1,890,735)             (1,175,156)
     Cash distributions to General Partner                                 (10,435)                 (8,337)                 (4,604)
                                                                  ----------------        ----------------          --------------
         Net cash used in financing activities                          (1,261,068)             (1,899,072)             (1,179,760)
                                                                  ----------------        ----------------          --------------

Net increase (decrease) in cash and cash equivalents                     1,684,460                (325,848)               (123,226)
Cash and cash equivalents, beginning of year                               368,015                 693,863                 817,089
                                                                  ----------------        ----------------          --------------
Cash and cash equivalents, end of year                            $      2,052,475        $        368,015          $      693,863
                                                                  ================        ================          ==============

Supplemental disclosure of non-cash information:
     Accrued purchase of property and improvements                $          1,804        $         43,019          $       32,000
                                                                  ================        ================          ==============









                             The Notes to Financial  Statements  are an integral
part of these statements.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND BASIS OF ACCOUNTING

     The General Partner of Connecticut General Equity Properties-I Limited Partnership (the "Partnership") is Connecticut General Realty Resources, Inc.-Third (the "General Partner"), an indirect, wholly owned subsidiary of CIGNA Corporation. The Partnership is a Delaware limited partnership which owns and operates three commercial properties (including one owned through a joint venture) located in Missouri, Florida and Massachusetts. In addition, the Partnership owned and operated a commercial property located in Arizona, a portion of which was sold in 1994 with the remainder sold in 1995.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Partnership's records are maintained on the accrual basis of accounting for financial reporting purposes and are adjusted for federal income tax reporting. The net effect of the adjustments as of December 31, 1995, 1994 and 1993, principally relating to the classification of syndication costs, differences in depreciation methods and impairment losses, are summarized as follows:

                                                 1995                             1994                             1993
                                                 ----                             ----                             ----
                                      Financial           Tax          Financial           Tax          Financial           Tax
                                      Reporting        Reporting       Reporting        Reporting       Reporting       Reporting
     Total assets                  $   15,779,061  $   24,096,319  $    15,886,403  $   24,728,396  $    18,116,233  $   26,239,834
     Partners' capital (deficit):
         General Partner                     (662)        (28,026)         (12,493)        (24,632)         (49,524)        (20,733)
         Limited partners              15,470,397      23,876,718       15,570,102      24,430,553       17,738,934      25,882,197
     Net income (loss) (a):
         General Partner                   22,266           7,041           45,368           4,438            4,064           6,503
         Limited partners               1,151,130         697,000         (277,860)        439,328          402,370         643,807
     Net income (loss) per Unit (a):        29.34           17.76            (7.08)          11.20            10.26           16.41

(a) Included in 1995 is a gain on sale of property of $464,957 ($449,775 or $11.46 per Unit to limited partners) for financial reporting purposes and a loss of $328,484 ($8.29 per Unit) for tax reporting. Included in 1994 is $835,000 of loss due to impairment of assets for financial reporting only ($21.07 per Unit) and a gain on sale of property of $245,873 ($195,721 or $4.99 per Unit to limited partners) for financial reporting and a loss of $80,448 ($2.03 per Unit) for tax reporting.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A) PROPERTY AND IMPROVEMENTS: Property and improvements are carried at cost less accumulated depreciation. The cost represents the initial purchase price, subsequent capitalized costs and adjustments, including certain acquisition expenses and impairment losses. Amounts received under master lease agreements have been treated as a reduction of the related property's purchase price. Depreciation on the property and improvements is calculated on the straight-line method based on the estimated useful lives of buildings and land improvements (15 to 39 years) and tenant improvements (the respective lease terms). Maintenance and repair expenses are charged to operations as incurred.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED




     As a result of inherent changes in market values of real estate property and improvements, the Partnership reviews potential impairment annually. The undiscounted future cash flows for each property, as estimated by the Partnership, is compared to the carrying value. If the carrying value is greater than the sum of the estimated future undiscounted cash flows, and deemed other than temporary, an impairment loss is recorded.

     In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (the "Statement"). Under the Statement, entities should continue to compare the sum of the expected undiscounted future net cash flows to the carrying value of the asset. If an impairment exists, the Statement requires a writedown to the fair value. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. In addition, the Statement prohibits depreciation of long-lived assets to be disposed. The Partnership will adopt this Statement in the first quarter of 1996; the effect on the Partnership's results of operations, liquidity and financial condition is not expected to be material.

B) EQUITY INVESTMENT IN UNCONSOLIDATED JOINT VENTURE: The Partnership uses the equity method of accounting with respect to its interest in the Westford Office Venture (the "Venture"), a joint venture partnership with an affiliated limited partnership.

C) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are generally reported as cash equivalents.

D) PREPAID EXPENSES AND OTHER ASSETS: Other assets include a receivable from a tenant at Lake Point for reimbursement of tenant improvement costs of $27,177 and $56,480 at December 31, 1995 and 1994, respectively.

E) DEFERRED CHARGES: Deferred charges consist of leasing commissions and rental concessions, which are being amortized using the straight-line method over the respective lease terms.

F) PARTNERS' CAPITAL: Offering costs comprised of sales commissions and other issuance expenses have been charged to the partners' capital accounts as incurred.

G) INCOME TAXES: No provision for income taxes has been made as the liability for such taxes is that of the partners rather than the Partnership.

H) BASIS OF PRESENTATION: Certain amounts in the 1993 and 1994 Financial Statements have been reclassified to conform to the 1995 presentation.

3.   INVESTMENT PROPERTIES

     At December 31, 1995, the Partnership owned two commercial properties directly and a 26.08% interest in another through a joint venture with an affiliated partnership. The properties are located in Missouri, Florida and Massachusetts. At December 31, 1995, the properties were operating with leases in effect generally for a term of three to ten years. No mortgage debt was incurred in the purchase of the Partnership's properties.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED




     On January 11, 1990, the Partnership sold the Courtyard Shopping Center for $6,445,363. The carrying value of the center at the time of sale was $5,666,874. After deducting closing costs of $233,808, the Partnership recorded a gain on the sale of $544,681.

     On April 15, 1994, the Partnership sold buildings #1 and #2 (totalling 42,480 square feet) of Westside Industrials for $1,115,100. The net proceeds to the Partnership were $1,062,000 after deducting closing costs. The two buildings had a carrying value of $816,127 and the Partnership recorded a gain of $245,873.

     With respect to the Partnership's accounting policy for impairment of assets, the Partnership recognized impairment of asset losses in 1994 and 1992. In 1994, the Partnership recorded impairments of $600,000 and $235,000 relative to Woodlands Plaza and Westside, respectively. In 1994, the impairment loss for Westside was the result of an anticipated decline in estimated future cash flow resulting from budgeted increases in capital expenditures and leasing costs to cure current and future vacancies. For Woodlands Plaza, the estimated holding period of the property was shortened. In 1992, the Partnership recorded impairments of $1,100,000 and $700,000 relative to Woodlands Plaza and Westside, respectively. Additionally, in 1992, the Partnership recorded an impairment of asset loss relative to its joint venture interest in Westford Corporate Center of $991,040. In 1992, estimated future cash flows declined at Woodlands and Westside reflecting changes in estimated potential revenue from future leasing. As a result of the oversupply of space and the continued downward pressure on rental rates in the markets in which these properties operate, expected future rental rates would be renewed and/or negotiated to lower rates. At Westford, the estimated holding period was reduced.

4.   VENTURE AGREEMENT

     The Partnership has a 26.08% interest in the Westford Office Venture, which owns the Westford Corporate Center, an office and research/development facility. The Venture is a joint venture between the Partnership and CIGNA Income Realty-I Limited Partnership, an affiliated limited partnership.

     Summary financial information for the Venture as of and for the years ended December 31, 1995, 1994 and 1993 follows:

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

     Total assets                                                 $     11,280,276        $     12,671,892         $    12,343,992
     Total liabilities                                                     751,999                 749,320                 814,161

     Total income                                                        1,911,290               1,686,829               1,280,650
     Net income                                                            605,705                 392,741                  77,904

     Pursuant to the Joint Venture Agreement, net income or loss, cash distributions from operations, net income and distributable cash from the sale or disposition of the property are generally allocated to the venturers in accordance with their percentage capital contributions. Percentage interests are subject to change in the future if any additional contributions made by the venturers to the Venture are disproportionate to their present percentage interests.

     The Venture paid a distribution to the venturers of $2,000,000 in 1995, of which the Partnership's share was $521,600. No distributions were made by the Venture in 1994 or 1993.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED





5.   DEFERRED CHARGES

     Deferred charges at December 31, 1995 and 1994 consist of the following:

                                                                                        1995                       1994
                                                                                        ----                       ----

     Deferred leasing commissions                                                    $    988,388              $    880,435
     Accumulated amortization                                                            (628,194)                 (660,477)
                                                                                     ------------              ------------
                                                                                          360,194                   219,958
     Deferred rent credits                                                                 24,392                    75,382
                                                                                     ------------              ------------
                                                                                     $    384,586              $    295,340
                                                                                     ============              ============

6.   LEASES

     All of the properties have leases currently in effect which are accounted for as operating leases. The majority have terms which range from three to five years. Following is a schedule of minimum annual future rentals based upon non-cancelable leases currently in effect, assuming no exercise of tenant renewal options (does not include leases relative to the Partnership's interest in the Westford Office Venture).

         Year ending December 31:

              1996                             $   1,784,170
              1997                                 1,451,156
              1998                                 1,296,565
              1999                                   912,899
              2000                                   672,855
              Thereafter                           3,280,357

     Certain of the leases contain provisions whereby tenants pay their pro rata share of any increases in common area maintenance, taxes and operating expenses over base period amounts. Pursuant to such provisions, the Partnership earned $244,671 in 1995, $202,036 in 1994 and $248,679 in 1993. These amounts are included in other income on the Statement of Operations.

     Generally, a portion of the net leasable area for commercial real estate properties is occupied by significant tenants (occupying ten percent or more of net leasable area). Significant tenant information for the Partnership's investment properties, including the property owned through a joint venture, is as follows: Woodlands Plaza - two tenants occupy 31% of net leasable area and account for 41% of gross rental revenue; Lake Point - three tenants occupy 55% of net leasable area and account for 54% of gross rental revenue; Westford - two tenants occupy 100% of the net leasable area and account for 100% of gross rental revenue. Any loss of a significant tenant could have a material adverse effect on the Partnership's results of operations. Although an uncertainty exists relative to the replacement of a tenant upon early termination, the revenue effect of an early termination of a significant tenant is tempered by the potential for termination fees, and is therefore not likely to be material to the Partnership's liquidity or financial condition.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED




7.   TRANSACTIONS WITH AFFILIATES

     Fees and other expenses incurred by the Partnership related to the General Partner or its affiliates during the periods ended December 31, 1995, 1994 and 1993 are:

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

     Partnership management fee(a)                                    $    124,050            $     80,512            $     88,709
     Property management fees(b)(c)                                         55,633                  45,019                  53,197
     Printing                                                               13,504                  11,407                  13,036
     Reimbursement (at cost) for
      out of pocket expenses                                                55,948                  44,138                  31,362
                                                                      ------------            ------------            ------------
                                                                      $    249,135            $    181,076            $    186,304
                                                                      ============            ============            ============

[FN]
(a) Includes management fees attributable to the Partnership's 26.08% interest in the Westford Office Venture.
[FN]
(b) Does not include property management fees earned by independent management companies of $112,749, $95,063 and $105,292 for 1995, 1994 and 1993,
     respectively. Certain property management services have been contracted by an affiliate of the General Partner on behalf of the Partnership and are paid directly by the Partnership to the third party companies.
[FN]
(c) Does not include management fees earned by an affiliate of $14,577, $13,210 and $9,351 attributable to the Partnership's 26.08% interest in the Westford Office Venture for the years ended December 31, 1995, 1994 and 1993, respectively.

8.   PARTNERS' CAPITAL

     During 1991, the State of Connecticut enacted income tax legislation, a part of which affects partnerships. The portfolio income allocations made by the Partnership to the limited partners are considered Connecticut based income and subject to Connecticut tax. The Partnership has elected to pay the tax due on the limited partners' share of portfolio income and, therefore, paid tax due of $561 directly to the State of Connecticut in April 1995 for the 1994 Form CT-G Connecticut Group Income Tax Return. The Partnership also accrued the 1995 estimated payment of $763 as of December 31, 1995. These amounts were treated as reductions of partners' capital and reported as distributions in the accompanying financial statements.

9.   SALE OF INVESTMENT PROPERTY

     The sale of the remaining buildings of Westside Industrials was completed through two separate sales in 1995. On April 27, 1995 the Partnership sold building #6 (totalling 12,600 square feet) for a gross sales price of $365,400. The carrying value of the property was $257,629 for financial reporting and $373,010 for tax reporting. After deducting closing costs of $24,372, the Partnership recorded a gain of $83,399 for financial reporting and a loss of $31,982 for tax reporting. On December 26, 1995 the Partnership sold the remaining three buildings, #3, 4 and 5 (totalling 50,480 square feet), for a gross sales price of $1,175,000. The carrying value of the property was $729,032 for financial reporting and $1,407,091 for tax reporting. After deducting closing costs of $61,173 and leasing commissions paid at closing of $3,237, the Partnership recorded a gain of $381,558 for financial reporting

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED



and a loss of $296,502 for tax reporting.

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of the Partnership's financial instruments, cash, accounts receivable, other assets, and accounts payable and accrued liabilities, approximate fair value because of the short maturity of such instruments.

11.   PARTNERSHIP AGREEMENT

      Pursuant to the terms of the Partnership Agreement, net income or loss and cash distributions from operations, as well as any net losses arising from the sale or disposition of investment properties are to be allocated 1% to the General Partner and 99% to the Limited Partners. Cash distributions are allocated to the Partners following the receipt by an affiliate of the General Partner of a partnership management fee of 9% of "Adjusted Cash From Operations", as defined in the Partnership Agreement.

      Distributable cash from the sale or disposition of investment properties is to be generally allocated in the following order:

      o To the Limited Partners up to the amount of their Original Invested Capital;

      o To the Limited Partners in an amount which, when added to prior distributions from operations, equals a 10% cumulative non-compounded return on their Adjusted Invested Capital;

      o To an affiliate of the General Partner as a Subordinated Disposition Fee; and

      o With respect to the remainder, 85% to the Limited Partners and 15% to the General Partner.

      Net income from the sale or disposition of investment properties is to be generally allocated as follows:

      o To each Partner having a deficit balance in his capital account in the same ratio as such deficit balance bears to the aggregate of deficit balances of all Partners;

      o To the Partners in an amount equal to that distributed to them in respect of such sale or disposition; and

      o With respect to the remainder, 99% to the Limited Partners and 1% to the General Partner.

12.   SUBSEQUENT EVENTS

      On February 15, 1996, the Partnership paid a cash distribution of $1,463,905 to the limited partners and $2,108 to the General Partner.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP                        SCHEDULE III
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                              REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                          DECEMBER 31, 1995


===========================================================================================================
                                                                                           Costs
                                                                                  Capitalized Subsequent
                                       Initial Cost to Partnership (A)(B)            to Acquisition (C)
                               ----------------------------------------------------------------------------
                                     Land and Land                                  Land, Building and
          Description                 Improvements              Buildings               Improvements
-----------------------------------------------------------------------------------------------------------
Woodlands Plaza II                           $ 1,252,294              $ 6,436,730             $  (154,380)
Office Building
St Louis, MO

Lake Point I, II, III                          1,413,971                6,615,761                1,745,885
Service Center
Orlando, FL
-----------------------------------------------------------------------------------------------------------
Totals                                       $ 2,666,265             $ 13,052,491              $ 1,591,505
===========================================================================================================



===========================================================================================================

                                         Gross Amount at Which Carried at Close of Period (E)(F)
                               ----------------------------------------------------------------------------
                                   Land and Land      Building and
          Description              Improvements       Improvements     Tenant Improvements     Total
-----------------------------------------------------------------------------------------------------------
Woodlands Plaza II                        $ 980,294        $ 5,438,878        $ 1,115,472      $ 7,534,644
Office Building
St Louis, MO

Lake Point I, II, III                     1,553,094          6,465,213          1,757,310        9,775,617
Service Center
Orlando, FL
-----------------------------------------------------------------------------------------------------------
Totals                                  $ 2,533,388       $ 11,904,091        $ 2,872,782     $ 17,310,261
===========================================================================================================


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP                        SCHEDULE III
                                                 (A CONNECTICUT LIMITED PARTNERSHIP)

                                        REAL ESTATE AND ACCUMULATED DEPRECIATION (CONTINUED)

                                                          DECEMBER 31, 1995

======================================================================================================================
                                                                                                   Life on Which
                                                                                               Depreciation in Latest
                                 Accumulated             Date of                               Statement of Operations
        Description            Depreciation (G)        Construction          Date Acquired          is Computed
----------------------------------------------------------------------------------------------------------------------
Woodlands Plaza II                     $ 3,249,907         1983                 10/15/84            2-39 years
Office Building
St Louis, MO

Lake Point I, II, III                    3,533,394         1985                 07/31/86            2-39 years
Service Center
Orlando, FL
----------------------------------------------------------------------------------------------------------------------
Totals                                 $ 6,783,301
======================================================================================================================

[FN]
(A) The cost to the Partnership represents the initial purchase price of the properties including certain acquisition fees and expenses. In accordance with the Partnership Agreement, all properties were acquired without incurring any mortgage debt.
[FN]
(B) The Partnership received $475,617 and $1,294,910 from the sellers of Woodlands Plaza II and Lake Point I, II, III, respectively, under master lease agreements, which were treated as a reduction of initial cost to the Partnership.
[FN]
(C) Included in Costs Capitalized Subsequent to Acquisition are impairment of assets losses for Woodlands Plaza II in the amount of $600,000 for 1994 and $1,100,000 for 1992.
[FN]
(D) Includes the sale of two of the six buildings at Westside Industrials during 1994 and the sale of the remaining four buildings in 1995.
[FN]
(E) The aggregate cost of the real estate owned at December 31, 1995 for federal income tax purposes is $19,999,715.
[FN]
(F)  Reconciliation of real estate owned:

=================================================================================================
         Description                  1995                  1994                   1993
=================================================================================================
Balance at beginning of period         $ 18,692,756          $ 20,221,872            $20,019,369

Additions during period                     242,284               423,118                202,503

Reductions during period (C)(D)         (1,624,779)           (1,952,234)                     --
-------------------------------------------------------------------------------------------------
Balance at end of period               $ 17,310,261          $ 18,692,756           $ 20,221,872
=================================================================================================

(G) Reconciliation of accumulated depreciation:

=================================================================================================
         Description                  1995                  1994                   1993
=================================================================================================
Balance at beginning of period          $ 6,686,953           $ 6,296,738             $5,532,115

Additions during period                     736,049               692,861                764,623

Reductions during period (D)              (639,701)             (302,646)                     --
-------------------------------------------------------------------------------------------------
Balance at end of period                $ 6,783,301            $6,686,953            $ 6,296,738
=================================================================================================


                                                                 29

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of
 Connecticut General Equity Properties-I
 Limited Partnership


In our opinion, the financial statements listed in the accompanying index (see page 16) present fairly, in all material respects, the financial position of Westford Office Venture at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Hartford, Connecticut
February 21, 1996


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                       UNCONSOLIDATED VENTURE

                                                       WESTFORD OFFICE VENTURE

                                                           BALANCE SHEETS

                                                     DECEMBER 31, 1995 AND 1994

                                                               ASSETS                    1995                      1994
                                                               ------                    ----                      ----

Property and improvements, at cost:
     Land and improvements                                                         $    2,546,078            $    2,501,875
     Buildings                                                                         10,716,382                10,716,382
     Tenant improvements                                                                1,492,102                 1,492,102
                                                                                   --------------            --------------
                                                                                       14,754,562                14,710,359
     Less accumulated depreciation                                                      4,726,178                 4,209,052
                                                                                   --------------            --------------
              Net property and improvements                                            10,028,384                10,501,307

Cash and cash equivalents                                                               1,055,936                 1,901,019
Accounts receivable                                                                           608                       885
Prepaid expenses and other assets                                                           2,600                    16,401
Deferred charges, net                                                                     192,748                   252,280
                                                                                   --------------            --------------
              Total                                                                $   11,280,276            $   12,671,892
                                                                                   ==============            ==============

                                                  LIABILITIES AND PARTNERS' CAPITAL


Liabilities:
     Accounts payable and accrued expenses (including $8,731
       in 1995 and $9,317 in 1994 due to affiliates)                               $       27,327            $       24,648
     Deferred acquisition fees payable to affiliate                                       724,672                   724,672
                                                                                   --------------            --------------
              Total liabilities                                                           751,999                   749,320
                                                                                   --------------            --------------

Partners' capital:
     CGEP:
         Capital contributions                                                          4,718,527                 4,718,527
         Cumulative cash distributions                                                 (2,347,200)               (1,825,600)
         Cumulative net income                                                            308,065                   150,097
                                                                                   --------------            --------------
                                                                                        2,679,392                 3,043,024
                                                                                   --------------            --------------
     CIR:
         Capital contributions                                                         13,439,197                13,439,197
         Cumulative cash distributions                                                 (6,652,800)               (5,174,400)
         Cumulative net income                                                          1,062,488                   614,751
                                                                                   --------------            --------------
                                                                                        7,848,885                 8,879,548
                                                                                   --------------            --------------
              Total partners' capital                                                  10,528,277                11,922,572
                                                                                   --------------            --------------
              Total                                                                $   11,280,276            $   12,671,892
                                                                                   ==============            ==============




                             The Notes to Financial  Statements  are an integral
part of these statements.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                       UNCONSOLIDATED VENTURE

                                                       WESTFORD OFFICE VENTURE

                                                      STATEMENTS OF OPERATIONS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----
Income:
     Base rental income                                              $   1,481,811           $   1,342,969          $    1,121,765
     Other income                                                          376,258                 288,888                 130,370
     Interest income                                                        53,221                  54,972                  28,515
                                                                     -------------           -------------          --------------
                                                                         1,911,290               1,686,829               1,280,650
                                                                     -------------           -------------          --------------

Expenses:
     Property operating expenses                                           597,935                 633,601                 608,323
     General and administrative                                             75,097                  57,198                  54,125
     Fees and reimbursements to affiliates                                  55,895                  50,651                  35,855
     Depreciation and amortization                                         576,658                 552,638                 504,443
                                                                     -------------           -------------          --------------
                                                                         1,305,585               1,294,088               1,202,746
                                                                     -------------           -------------          --------------

         Net income                                                  $     605,705           $     392,741          $       77,904
                                                                     =============           =============          ==============


Net income:
     CGEP                                                            $     157,968           $     102,427          $       20,317
     CIR                                                                   447,737                 290,314                  57,587
                                                                     -------------           -------------          --------------
                                                                     $     605,705           $     392,741          $       77,904
                                                                     =============           =============          ==============





















                             The Notes to Financial  Statements  are an integral
part of these statements.



                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                       UNCONSOLIDATED VENTURE

                                                       WESTFORD OFFICE VENTURE

                                                   STATEMENTS OF PARTNERS' CAPITAL

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                CGEP                          CIR                    Total

Balance at December 31, 1992                                $   2,920,280            $    8,531,647          $   11,451,927

Net income                                                         20,317                    57,587                  77,904
                                                            -------------            --------------          --------------

Balance at December 31, 1993                                    2,940,597                 8,589,234              11,529,831

Net income                                                        102,427                   290,314                 392,741
                                                            -------------            --------------          --------------

Balance at December 31, 1994                                    3,043,024                 8,879,548              11,922,572

Net income                                                        157,968                   447,737                 605,705

Cash distributions                                               (521,600)               (1,478,400)             (2,000,000)
                                                            -------------            --------------          --------------

Balance at December 31, 1995                                $   2,679,392            $    7,848,885          $   10,528,277
                                                            =============            ==============          ==============
























                             The Notes to Financial  Statements  are an integral
part of these statements.



                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                                                       UNCONSOLIDATED VENTURE

                                                       WESTFORD OFFICE VENTURE

                                                      STATEMENTS OF CASH FLOWS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

Cash flows from operating activities:
     Net income                                                      $     605,705           $     392,741           $      77,904
     Adjustments to reconcile net income to
      net cash provided by operating activities:
         Depreciation and amortization                                     576,658                 552,638                 504,443
         Accounts receivable                                                   277                 117,497                (118,382)
         Accounts payable and accrued expenses                               2,679                 (33,616)                 (1,742)
         Other, net                                                         13,801                 (13,463)                 10,017
                                                                     -------------           -------------           -------------
              Net cash provided by operating activities                  1,199,120               1,015,797                 472,240
                                                                     -------------           -------------           -------------

Cash flows from investing activities:
     Purchases of property and improvements                                (44,203)               (248,005)               (119,429)
     Payment of leasing commissions                                             --                 (39,758)                (41,715)
                                                                     -------------           -------------           -------------
              Net cash used in investing activities                        (44,203)               (287,763)               (161,144)
                                                                     -------------           -------------           -------------

Cash flows from financing activities:
     Cash distribution to venture partners                              (2,000,000)                     --                      --
                                                                     -------------           -------------           -------------
              Net cash used in financing activities                     (2,000,000)                     --                      --
                                                                     -------------           -------------           -------------

Net increase (decrease) in cash and cash equivalents                      (845,083)                728,034                 311,096
Cash and cash equivalents, beginning of year                             1,901,019               1,172,985                 861,889
                                                                     -------------           -------------           -------------
Cash and cash equivalents, end of year                               $   1,055,936           $   1,901,019           $   1,172,985
                                                                     =============           =============           =============


Supplemental disclosure of non-cash information:
     Accrued purchase of property and improvements                   $          --           $          --           $      31,225
                                                                     =============           =============           =============













                             The Notes to Financial  Statements  are an integral
part of these statements.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                             UNCONSOLIDATED VENTURE

                             WESTFORD OFFICE VENTURE

                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     Westford Office Venture (the "Venture") is a joint venture partnership in which Connecticut General Equity Properties-I Limited Partnership ("CGEP") owns a 26.08% interest. The remaining 73.92% interest is held by CIGNA Income Realty-I Limited Partnership ("CIR"), an affiliated limited partnership. The
Venture owns and operates a commercial property, an office and research/development facility located in Westford, Massachusetts.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A) PROPERTY AND IMPROVEMENTS: Property and improvements are carried at cost less accumulated depreciation. The cost represents the initial purchase price, subsequent capitalized costs and adjustments, including certain acquisition expenses and impairment loss. Amounts received under the master lease agreement from the seller of the Westford Corporate Center were treated as a reduction of the property purchase price. Depreciation on property and improvements is calculated on the straight-line method based on the estimated useful lives of buildings and improvements (15 to 39 years) and tenant improvements (the respective lease terms). Maintenance and repair expenses are charged to operations as incurred.

     As a result of inherent changes in market values of real property, the Partnership reviews potential impairment annually. The undiscounted future cash flows for each property, as estimated by the Partnership, is compared to the carrying value. If the carrying value is greater than the sum of the estimated future undiscounted cash flows, and deemed other than temporary, an impairment loss is recognized currently.

     In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (the "Statement"). Under the Statement, entities should continue to compare the sum of the expected undiscounted future net cash flows to the carrying value of the asset. If an impairment exists, the Statement requires a writedown to the fair value. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. In addition, the Statement prohibits depreciation of long-lived assets to be disposed. The Venture will adopt this Statement in the first quarter of 1996; the effect on the Venture's results of operations, liquidity and financial condition is not expected to be material.

B) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are generally reported as cash equivalents.

C) DEFERRED CHARGES: Deferred charges consist of leasing costs which are amortized using the straight-line method over the respective lease terms.

D) INCOME TAXES: No provision for income taxes has been made as the liability for such taxes is that of the limited partners of the partnership involved in the Venture.

E) BASIS OF PRESENTATION: Certain amounts in the 1993 and 1994 Financial Statements have been reclassified to conform to the 1995 presentation.

3.   INVESTMENT PROPERTY

     The Venture purchased Westford Corporate Center located in Westford, Massachusetts, without incurring any long-term debt.

     The Venture recognized an impairment of asset loss in 1992 of $3,800,000 principally due to a reduction in the estimated holding period.

4.   DEFERRED CHARGES

     Deferred charges at December 31, 1995 and 1994 consist of the following:

                                                                                  1995                  1994
                                                                                  ----                  ----

     Deferred leasing costs                                                  $   441,543            $  441,543
     Accumulated amortization                                                   (248,795)             (189,263)
                                                                             -----------            ----------
                                                                             $   192,748            $  252,280
                                                                             ===========            ==========

5.   LEASES

     The property is leased under leases which are accounted for as operating leases, having remaining lease terms of less than four years. Following is a schedule of minimum annual future rentals based upon non-cancelable commercial leases currently in effect, assuming no exercise of tenant renewal options:

     Year ending December 31:

                           1996                        $ 1,425,303
                           1997                          1,425,303
                           1998                          1,425,303
                           1999                            356,326
                           2000 and Thereafter                  --

     Leases generally include provisions for tenants to pay pro rata share of increases in operating expenses over base period amounts. During 1995, 1994 and 1993 the Venture earned $376,258, $288,888 and $130,370, respectively, under such provisions. These amounts are included in other income on the Statement of Operations.

     Generally, a portion of the net leasable area for commercial real estate properties is occupied by significant tenants (occupying ten percent or more of net leasable area). Significant tenant information for the Venture's investment property is as follows: Two tenants occupy 100% of the net leasable area and account for 100% of gross rental revenue. Any loss of a significant tenant could have a material adverse effect on the Venture's results of

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                             Unconsolidated Venture

                             Westford Office Venture

                    Notes to Financial Statements - Continued


operations. Although an uncertainty exists relative to the replacement of a tenant upon early termination, the revenue effect of an early termination of a significant tenant is tempered by the potential for termination fees, and is therefore not likely to be material to the Venture's liquidity or financial condition.

6.   TRANSACTIONS WITH AFFILIATES

     An affiliate of the venturers provided investment property acquisition services in 1986. Fees for such services totalled approximately $1,000,000 in 1986 of which $724,672 will be payable from sales proceeds.

     During 1995, 1994 and 1993, an affiliate of the general partners of the venturers provided property management services at Westford Corporate Center for fees totalling $55,895, $50,651 and $35,855, respectively. In addition, the affiliate contracted for on-site property management services with an unaffiliated third party company on behalf of the Venture. For the years ended 1995, 1994 and 1993, $52,957, $50,646 and $35,949 of fees were paid directly by the Venture to an unaffiliated on-site property manager.

7.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the carrying amounts and estimated fair values of the Venture's financial instruments at December 31, 1995. Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.


                                                                           Carrying                Fair
                                                                           Amount                  Value
ASSETS:
Cash and cash equivalents                                                   1,055,936              1,055,936
Accounts receivable                                                               608                    608
Other assets                                                                    2,600                  2,600

LIABILITIES:
Accounts payable and accrued expenses                                          27,327                 27,327
Deferred acquisition fees due to affiliates                                   724,672                493,200


     The carrying amounts shown in the table are included in the balance sheet under the indicated captions.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Cash, Accounts receivable, Other assets, and Accounts payable and accrued expenses: The carrying amounts approximate fair value because of the short maturity of those instruments.

     Deferred acquisition fees due to affiliates: The fair value was estimated by discounting cash flows over the estimated holding period of the investment property using a market rate.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                             Unconsolidated Venture

                             Westford Office Venture

                    Notes to Financial Statements - Continued





8.   JOINT VENTURE AGREEMENT

     Pursuant to the Joint Venture Agreement, results of operations, including net income or loss and cash distributions, shall generally be allocated to the venturers in proportion to their percentage capital contributions. However, certain acquisition-related expenses incurred by each venture partner in acquiring its interest in the Venture have been recorded in the Venture's books. The related expense or depreciation of such amounts has been allocated to the respective venture partner who incurred the expense.

     Net income and distributable cash from the sale or disposition of property shall be allocated in the following order:

     o To the venturers having negative capital account balances pro rata in proportion to their negative capital accounts; and

     o To the venturers in an amount necessary so that the capital account balances of the venturers shall be in proportion to their respective percentage interests.


                                     CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP                        SCHEDULE III
                                                      (UNCONSOLIDATED VENTURE)

                                                       WESTFORD OFFICE VENTURE

                                              REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                          DECEMBER 31, 1995

=============================================================================================================

                                                  Initial Cost                    Costs Capitalized Subsequent
                                                to Venture (A)(B)                     to Acquisition (C)


                               ------------------------------------------------------------------------------
                                     Land and Land                                    Land, Building and
             Description             Improvements              Buildings                Improvements
=============================================================================================================
Westford Corporate Center                     $3,223,875              $13,759,689              $ (2,229,002)
Westford, MA
=============================================================================================================


==============================================================================================================

                                           Gross Amount at Which Carried at Close of Period (D)(E)
                               -------------------------------------------------------------------------------
                                   Land and Land      Building and
          Description              Improvements       Improvements     Tenant Improvements       Total
--------------------------------------------------------------------------------------------------------------
Westford Corporate Center               $ 2,546,078       $ 10,716,382        $ 1,492,102        $ 14,754,562
Westford, MA
==============================================================================================================

==============================================================================================================
                                                                                             Life on Which
                                                                                            Depreciation in
                                                                                          Latest Statement of
                                    Accumulated          Date of                             Operations is
          Description            Depreciation (F)     Construction       Date Acquired         Computed
--------------------------------------------------------------------------------------------------------------
Westford Corporate Center               $ 4,726,178       1986              09/11/86         2-39 years
Westford, MA
==============================================================================================================

[FN]
(A) The cost to the Venture represents the initial purchase price of the properties including certain acquisition fees and expenses. In accordance with the Joint Venture Agreement, the property was acquired without incurring any mortgage debt.
[FN]
(B) The Venture received $245,531 under a Master Lease Agreement, which was treated as a reduction of initial cost to Venture.
[FN]
(C)  Included  in  Costs  Capitalized   Subsequent  to  Acquisition  is  an
     impairment of assets loss in the amount of $3,800,000.
[FN]
(D) The aggregate cost of the real estate owned at December 31, 1995 for federal income tax purposes is $18,554,563.
[FN]
(E)  Reconciliation of real estate owned:

=================================================================================================
         Description                  1995                  1994                   1993
=================================================================================================
Balance at beginning of period         $ 14,710,359          $ 14,493,579           $ 14,342,925

Additions during period                      44,203               216,780                150,654
-------------------------------------------------------------------------------------------------
Balance at end of period               $ 14,754,562          $ 14,710,359           $ 14,493,579
=================================================================================================

(F) Reconciliation of accumulated depreciation:

=================================================================================================
         Description                  1995                  1994                   1993
=================================================================================================
Balance at beginning of period          $ 4,209,052           $ 3,712,142            $ 3,254,267

Additions during period                     517,126               496,910                457,875
-------------------------------------------------------------------------------------------------
Balance at end of period                $ 4,726,178           $ 4,209,052            $ 3,712,142
=================================================================================================

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Not Applicable.


                                                              PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The General Partner of the Partnership, Connecticut General Realty Resources, Inc.-Third, a Delaware corporation, is an indirect, wholly owned subsidiary of CIGNA Corporation, a publicly held corporation whose stock is traded on the New York Stock Exchange. The General Partner has responsibility for and control over the affairs of the Partnership.

     The directors and executive officers of the General Partner as of February 15, 1996 are as follows:

     Name                                        Office                                          Served Since

     R. Bruce Albro                              Director                                        May 2, 1988

     J. Robert Andrews                           Director                                        April 2, 1990

     David Scheinerman                           Director                                        July 25, 1995

     John D. Carey                               President, Controller                           September 7, 1993
                                                                                                 September 4, 1990

     Verne E. Blodgett                           Vice President, Counsel                         April 2, 1990

     Joseph W. Springman                         Vice President, Assistant Secretary             September 7, 1993

     David C. Kopp                               Secretary                                       September 29, 1989

     Marcy F. Blender                            Treasurer                                       August 1, 1994


     There is no family relationship among any of the foregoing directors or officers. There are no arrangements or understandings between or among said officers or directors and any other person pursuant to which any officer or director was selected as such.

     The foregoing directors and officers are also officers and/or directors of various affiliated companies of Connecticut General Realty Resources, Inc.-Third, including CIGNA Financial Partners, Inc. (the parent of Connecticut General Realty Resources, Inc.-Third), CIGNA Investments, Inc., CIGNA Corporation (the parent of CIGNA Investments, Inc.), Connecticut General Corporation (the parent of CIGNA Financial Partners, Inc.).

     The business experience of each of the directors and executive officers of the General Partner of the Partnership is as follows:


                            R. BRUCE ALBRO - DIRECTOR

     Mr. Albro, age 53, a Senior Managing Director of CIGNA Investment Management (CIM), joined Connecticut General's Investment Operations in 1971 as a Securities Analyst in Paper, Forest Products, Building and Machinery. Subsequently, he served as a Research Department Unit Head, as an Assistant Portfolio Manager, then as Director of Equity Research and a member of the senior staff of CIGNA Investment Management Company and as a Portfolio Manager in the Fixed Income area. He then headed the Marketing and Merchant Banking area for CII. Prior to his current assignment of Division Head, Portfolio Management Division, he was an insurance portfolio manager, and prior to that, he was responsible for Individual Investment Product Marketing. In addition, Mr. Albro currently serves as President of the CIGNA Funds Group and other CIGNA affiliated mutual funds. Mr. Albro received a Master of Arts degree in Economics from the University of California at Berkeley and a Bachelor of Arts degree in Economics from the University of Massachusetts at Amherst.

                          J. ROBERT ANDREWS - DIRECTOR

     Mr. Andrews, age 51, is a Managing Director of CIGNA Investment Management and is one of seven senior managers in the Real Estate Investment Division, heading the Real Estate Acquisition and Dispositions Department. He joined CIGNA's Real Estate Division in 1983. Prior to his current assignment, he was the Head of the Tax Advantaged Investment Department; a Vice President - Real Estate Portfolio Manager for Pension Accounts; one of six Vice President - Territorial Managers in the Mortgage and Real Estate Acquisition unit and an Assistant Vice President in the Real Estate Asset Management unit. Prior to coming to CIGNA, he was the principal of a real estate consulting firm specializing in domestic and international multi-family residential construction and development. Prior to forming his own business, Mr. Andrews was an Acquisition Director and Regional Director of Operations for a publicly owned
(NYSE) real estate development company. He received a Bachelor of Arts degree in Architecture and a Master of Business Administration degree in Finance and Real Estate from The Pennsylvania State University.

                          DAVID SCHEINERMAN - DIRECTOR

     Mr. Scheinerman, age 35, was appointed Chief Financial Officer of CIGNA Individual Insurance, a division with more than $77 billion of life insurance in force, in July of 1995. Mr. Scheinerman has served in various actuarial and business management capacities with CIGNA. In 1991 he was appointed Vice President and Pricing Actuary for CIGNA HealthCare. He has more than 12 years of financial management experience and has served as Chief Financial Officer of Crusader Insurance PLC, a CIGNA subsidiary life company in the United Kingdom. Mr. Scheinerman holds a BA in Mathematics from Rice University and an MBA from the University of Pennsylvania Wharton School of Business. He is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.


                      JOHN D. CAREY - PRESIDENT, CONTROLLER

     Mr. Carey, age 32, joined CIGNA Investment Management-Real Estate as Controller of Tax Advantaged Investments in 1990. In September 1993, Mr. Carey was appointed President. Prior to joining CIGNA Investment Management, he held the position of manager at KPMG Peat Marwick LLP in the audit department and was a member of the Real Estate Focus Group. His experiences include accounting and financial reporting for public and private real estate limited partnership syndications. Mr. Carey is a graduate of Central Connecticut State University with a Bachelor of Science Degree and is a Certified Public Accountant.

                   VERNE E. BLODGETT - VICE PRESIDENT, COUNSEL

     Mr. Blodgett, age 58, is an Assistant General Counsel of CIGNA Corporation. He joined Connecticut General Life Insurance Company in 1975 as an investment attorney and has held various positions in the Legal Division of Connecticut General Life Insurance Company prior to his appointment as Assistant General Counsel in 1981. Mr. Blodgett received a Bachelor of Arts degree from Yale University and graduated with honors from the University of Connecticut School of Law. He is a member of the Connecticut and the American Bar Associations.


            JOSEPH W. SPRINGMAN - VICE PRESIDENT, ASSISTANT SECRETARY

     Mr. Springman, age 54, is Managing Director and department head responsible for asset management. He joined CIGNA's Real Estate operations in 1970. He has held positions as an officer or director of several real estate affiliates of CIGNA. His past real estate assignments have included Development and Engineering, Property Management, Director, Real Estate Operations, Portfolio Management and Vice President, Real Estate Production. Prior to assuming his asset management post, Mr. Springman was responsible for production of real estate and mortgage investments. He received a Bachelor of Science degree from the U.S. Naval Academy.


                            DAVID C. KOPP - SECRETARY

     Mr. Kopp, age 50, is Secretary of CII, Corporate Secretary of Connecticut General Life Insurance Company and Assistant Corporate Secretary and Assistant General Counsel, Insurance and Investment Law of CIGNA Corporation. He also serves as an officer of various other CIGNA Companies. In August of 1995, he also assumed responsibility as chief compliance officer for CIGNA HealthCare, a division of CIGNA Corporation. He joined Connecticut General Life Insurance Company in 1974 as a commercial real estate attorney and held various positions in the Legal Department of Connecticut General Life Insurance Company prior to his appointment as Corporate Secretary in 1977. Mr. Kopp is an honors graduate of Northern Illinois University and served on the law review at the University of Illinois College of Law. He is a member of the Connecticut Bar Association and is Past President of the Hartford Chapter, American Society of Corporate Secretaries.


                          MARCY F. BLENDER - TREASURER

     Marcy F. Blender, age 39, is Assistant Vice President, Bank Resources of CIGNA Corporation. In this capacity she is responsible for bank relationship management, bank products and services, bank compensation and control, and bank exposure management. Marcy joined Insurance Company of North America (INA) in 1979. She has held a variety of financial and investment positions with INA and later with the merged CIGNA Corporation before assuming her current responsibilities in 1992. She received a B.A. degree from Rutgers University and an M.B.A. from Drexel University. She is a Certified Public Accountant.


ITEM 11.  EXECUTIVE COMPENSATION

     Officers and directors of the General Partner receive no current or proposed direct compensation from the Partnership in such capacities. However, certain officers and directors of the General Partner received compensation from the General Partner and/or its affiliates (but not from the Partnership) for services performed for various affiliated entities, which may include services performed for the Partnership, but such compensation was not material in the aggregate.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No person or group is known by the Partnership to own beneficially more than 5% of the outstanding Units of interest of the Partnership.

     As of February 15, 1996, the individual directors and the directors and officers, as a group, of the General Partner beneficially owned Partnership Units and shares of the common stock of CIGNA, parent of the General Partner, as set forth in the following table:

                                               Units                Shares
                                           Beneficially          Beneficially           Percent of
     Name                                    Owned(a)              Owned(b)                Class

     R. Bruce Albro (c)                           0                   6,653                   *
     J. Robert Andrews (d)                        0                   1,885                   *
     David Scheinerman                            0                       0                   *

     All directors and officers
     Group (8) (e)                                0                  15,388                   *

     * Less than 1% of class

(a) No officer or director of the General Partner possesses a right to acquire beneficial ownership of additional Units of interest of the Partnership.

(b) The directors and officers have sole voting and investment power over all the shares of CIGNA common stock they own beneficially.

(c)  Shares beneficially owned includes options to acquire 4,487 shares and 1,432 shares which are restricted as to disposition.

(d)  Shares beneficially owned includes 1,885 shares which are restricted as to disposition.

(e)  Shares beneficially owned by directors and officers include 6,492 shares of CIGNA common stock which may be acquired  upon  exercise  of stock  options  and  7,611  shares  which  are restricted as to disposition.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The General Partner of the Partnership is generally entitled to receive 1% of cash distributions, when and as cash distributions are made to the Limited Partners, and is generally allocated 1% of profits or losses. The General Partner was entitled to receive distributable cash from 1995 operations of $10,435. The General Partner was allocated a share of the Partnership income in the amount of $22,266 for 1995. Reference is also made to the Notes to Financial Statements included in this annual report for a description of such distributions and allocations. The relationship of the General Partner (and its directors and officers) to its affiliates is set forth in Item 10.

     CII provided asset management services to the Partnership during 1995 for the Woodlands Plaza II Office Building, Westside Industrials and Lake Point Service Center for fees calculated at 6% of gross revenues collected from the properties less amounts earned by independent third party property management companies contracted by CII on behalf of the Partnership. In 1995, CII earned asset management fees amounting to $55,633 for such services, of which $7,877 was unpaid as of December 31, 1995. Independent third party property managers earned $112,749 of management fees, of which $7,622 was unpaid as of December 31, 1995. In 1995, CII provided asset management services for the Partnership's investment in the Westford Office Venture for fees calculated at 6% of gross revenues collected. CII earned $14,577 for such services. Independent third party property managers earned $13,811 of fees relating to Westford.

     CFP provided partnership management services for the Partnership at fees calculated at 9% of adjusted cash from operations in any one year. In 1995, CFP earned partnership management fees amounting to $124,050 for such services, of which $18,910 was unpaid as of December 31, 1995.

     The General Partner and its affiliates may be reimbursed for their direct expenses incurred in the administration of the Partnership. In 1995, the General Partner and its affiliates were entitled to reimbursement for such out of pocket administrative expenses in the amount of $69,452 of which $6,050 was unpaid as of December 31, 1995.

                                                               PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

     (a) 1.  Financial Statements.  See Index to Financial Statements in Item 8.

         2.   Financial Statement Schedules

              (a) Real Estate and Accumulated Depreciation.  See Index to
                  Financial Statements in Item 8.

         3.   Exhibits

              3(a)Partnership Agreement, incorporated by reference to Exhibit A to the Prospectus of Registrant, dated January 31, 1984, File No. 2-87976.

              3(b) First Amendment to Partnership Agreement, dated March 1, 1985, incorporated by reference to Exhibit 3(b) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1985.

              4 Certificate of Limited Partnership dated November 9, 1983, incorporated by reference to Exhibit 4 to Form S-11 Registration Statement under the Securities Act of 1933, File No. 2-87976.

              10(a) Acquisition and Disposition Services Agreement, dated as of January 31, 1984, between Connecticut General Equity Properties-I Limited Partnership and CIGNA Capital Advisers, Inc., incorporated by reference to Exhibit 10(a) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

              (b) Supervisory Property Management Agreement, dated as of January 31, 1984, between Connecticut General Equity Properties-I Limited Partnership and CIGNA Capital Advisors, Inc., incorporated by reference to Exhibit 10(b) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

              (c) Agreement concerning Certain Capital Contributions, dated as of December 30, 1983, between Connecticut General Management Resources, Inc. and Connecticut General Realty Resources, Inc.-Third, incorporated by reference to
                      Exhibit 10(c) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

              (d) Real Estate Purchase Agreement, dated as of July 25, 1984, relating to the acquisition of Woodlands Plaza II Office Building, incorporated by reference to Exhibit 10(d) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1985.

              (e) Bill of Sale and Assignment, dated October 15, 1984, relating to the acquisition of Woodlands Plaza II Office Building, incorporated by reference to Exhibit 10(e) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1985.

              (f) Assignment and Assumption Agreement, dated as of January 17, 1985, relating to the acquisition of Interpark Industrial Park, incorporated by reference to Exhibit 10(f) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1985.

              (g) Real Estate Purchase Agreement between LaSalle National Bank and Connecticut General Resources, Inc.-Third dated May 8, 1985, relating to the acquisition of the Courtyard Shopping Center, incorporated by reference to Exhibit 10(g) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1985.

              (h) Real Estate Purchase Agreement between Crow-Vista #2 and Connecticut General Equity Properties-I Limited Partnership dated as of July 31, 1986, relating to the acquisition of Lake Point I, II, III, incorporated by reference to Exhibit 10(b) to Current Report on Form 8-K dated July 31, 1986.

              (i) Management and Leasing Agreement between Trammel Crow Realty Associates, Inc. and Connecticut General Equity Properties-I Limited Partnership dated as of July 31, 1986, relating to Lake Point I, II, III, incorporated by reference to Exhibit 10(d) to Current Report on Form 8-K dated July 31, 1986.

              (j) Joint Venture Agreement between CIGNA Income Realty-I Limited Partnership and Connecticut General Equity Properties-I Limited Partnership dated as of November 1, 1986, relating to the acquisition of the Westford Corporate Center, incorporated by reference to Exhibit 10(k) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

              (k) Real Estate Purchase Agreement between Robert M. Doyle and Ian S. Gillespie, as trustees of Westford Office Center Trust, and Westford Office Venture, dated as of September 10, 1986, relating to the acquisition of the Westford Corporate Center, incorporated by reference to Exhibit 10(l) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

              (l) Management Agreement between the Westford Office Venture and Codman Management Co., dated as of September 10, 1986, relating to the Westford Corporate Center, incorporated by reference to Exhibit 10(n) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

              (m) Real Estate Purchase Contract between Solman Brothers Leasing and Connecticut General Equity Properties-I Limited Partnership dated as of February 22, 1994, relating to the sale of Westside Industrial Buildings 1 and 2.

              (n) Deposit Receipt and Real Estate Purchase Contract between JACLS Holding Company and/or Nominee and Connecticut General Equity Properties-I Limited Partnership dated as of February 20, 1995, relating to the sale of Westside Industrial Building #6 closed on April 27, 1995.

              (o) Deposit Receipt and Real Estate Purchase Contract between Zimmerman Properties, Inc. and Connecticut General Equity Properties-I Limited Partnership dated as of August 2, 1995, relating to the sale of Westside Industrial Buildings #3, #4 and #5 closed on December 26, 1995.

              27      Financial Data Schedules

     (b) No reports on Form 8-K were filed during the last quarter of the fiscal year.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CONNECTICUT GENERAL EQUITY PROPERTIES-I
                                      LIMITED PARTNERSHIP

                                      By:      Connecticut General Realty
                                               Resources, Inc.-Third,
                                               General Partner


Date:  March 25, 1996                 By:      /s/   John D. Carey
                                               -------------------
                                               John D. Carey, President


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities (with respect to the General Partner) and on the date indicated.


     /s/   R. Bruce Albro                              Date:    March 25, 1996
     ------------------------------------------
     R. Bruce Albro, Director



     /s/   J. Robert Andrews                           Date:    March 25, 1996
     ------------------------------------------
     J. Robert Andrews, Director



     /s/   David Scheinerman                           Date:    March 25, 1996
     ------------------------------------------
     David Scheinerman, Director



     /s/   John D. Carey                               Date:    March 25, 1996
     ------------------------------------------
     John D. Carey, President, Controller
     (Principal Executive Officer)
     (Principal Accounting Officer)



     /s/   Marcy F. Blender                            Date:    March 25, 1996
     ------------------------------------------
     Marcy F. Blender, Treasurer
     (Principal Financial Officer)

                                                          Annex 3
------------------------------------------------------------------------------


------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

             (Mark One)
           X    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1996

                                       OR

                TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the transition period from              to

                         Commission file number 0-13458

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

              Connecticut                           06-1094176
        (State of Organization)       (I.R.S. Employer Identification No.)


                     900 Cottage Grove Road, South Building
                          Bloomfield, Connecticut 06002
                    (Address of principal executive offices)


                        Telephone Number: (860) 726-6000



Indicate by checkmark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                  Yes       X                No


PART I - FINANCIAL INFORMATION

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                                                                     SEPTEMBER 30,             DECEMBER 31,
                                                                                         1996                      1995
                                                               ASSETS                 (UNAUDITED)                (AUDITED)
Property and improvements, at cost:
     Land and improvements                                                        $     2,533,388           $     2,533,388
     Buildings                                                                         11,942,917                11,904,091
     Tenant improvements                                                                3,254,781                 2,872,782
                                                                                  ---------------           ---------------
                                                                                       17,731,086                17,310,261
     Less accumulated depreciation                                                      7,216,643                 6,783,301
                                                                                  ---------------           ---------------
              Net property and improvements                                            10,514,443                10,526,960

Equity investment in unconsolidated joint venture                                       2,752,841                 2,679,392
Cash and cash equivalents                                                                 785,315                 2,052,475
Accounts receivable (net of allowance of $6,194
   in 1996 and $6,535 in 1995)                                                             32,000                   107,677
Prepaid expenses and other assets                                                          22,770                    27,971
Deferred charges, net                                                                     478,638                   384,586
                                                                                  ---------------           ---------------
              Total                                                               $    14,586,007           $    15,779,061
                                                                                  ===============           ===============

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Liabilities:
     Accounts payable and accrued expenses (including $66,017
       in 1996 and $32,837 in 1995 due to affiliates)                             $       355,311           $       161,220
     Tenant security deposits                                                              74,621                    86,457
     Unearned income                                                                       43,626                    61,649
                                                                                  ---------------           ---------------
              Total liabilities                                                           473,558                   309,326
                                                                                  ---------------           ---------------

Partners' capital (deficit):
     General Partner:
         Capital contribution                                                               1,000                     1,000
         Cumulative net income                                                            170,383                   165,478
         Cumulative cash distributions                                                   (172,031)                 (167,140)
                                                                                  ---------------           ---------------
                                                                                             (648)                     (662)
                                                                                  ---------------           ---------------
     Limited partners (39,236.25 Units):
         Capital contributions, net of offering costs                                  35,602,279                35,602,279
         Cumulative net income                                                          4,186,167                 3,700,536
         Cumulative cash distributions                                                (25,675,349)              (23,832,418)
                                                                                  ---------------           ---------------
                                                                                       14,113,097                15,470,397
                                                                                  ---------------           ---------------
              Total partners' capital                                                  14,112,449                15,469,735
                                                                                  ---------------           ---------------
              Total                                                               $    14,586,007           $    15,779,061
                                                                                  ===============           ===============



                             The Notes to Financial  Statements  are an integral part of these statements.


           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                     THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                          SEPTEMBER 30,
                                                                   1996             1995                  1996              1995
Income:
     Base rental income                                     $     568,209    $     581,382         $   1,649,325     $   1,882,795
     Other operating income                                        55,192           63,856               139,672           178,201
     Interest income                                                8,293           22,372                32,748            51,348
                                                            -------------    -------------         -------------     -------------
                                                                  631,694          667,610             1,821,745         2,112,344
                                                            -------------    -------------         -------------     -------------
Expenses:
     Property operating expenses                                  247,849          248,364               678,011           736,453
     General and administrative                                    27,428           26,359                76,637            98,862
     Fees and reimbursements to affiliates                         48,497           59,941               135,855           191,634
     Depreciation and amortization                                175,923          260,586               514,155           673,833
                                                            -------------    -------------         -------------     -------------
                                                                  499,697          595,250             1,404,658         1,700,782
                                                            -------------    -------------         -------------     -------------

         Net partnership operating income                         131,997           72,360               417,087           411,562

Gain on sale of property                                               --               --                    --            83,399
Other income:
     Equity interest in joint venture net income                   33,696           39,010                73,449           123,142
                                                            -------------    -------------         -------------     -------------

         Net income                                         $     165,693    $     111,370         $     490,536     $     618,103
                                                            =============    =============         =============     =============


Net income:
     General Partner                                        $       1,657    $       1,114         $       4,905     $      16,757
     Limited partners                                             164,036          110,256               485,631           601,346
                                                            -------------    -------------         -------------     -------------
                                                            $     165,693    $     111,370         $     490,536     $     618,103
                                                            =============    =============         =============     =============


Net income per Unit                                         $        4.18    $        2.82         $       12.38     $       15.33
                                                            =============    =============         =============     =============

Cash distribution per Unit                                  $        5.01    $       13.71         $       46.97     $       21.84
                                                            =============    =============         =============     =============












                             The Notes to Financial  Statements  are an integral part of these statements.


           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                   (Unaudited)
                                                                                         1996                      1995
                                                                                         ----                      ----

Cash flows from operating activities:
     Net income                                                                   $       490,536           $       618,103
     Adjustments to reconcile net income to net
      cash provided by operating activities:
         Gain on sale of property                                                              --                   (83,399)
         Deferred rent credits                                                             14,463                    37,633
         Depreciation and amortization                                                    514,155                   673,833
         Equity interest in joint venture net income                                      (73,449)                 (123,142)
         Accounts receivable                                                               75,677                    79,506
         Accounts payable                                                                 196,658                   259,760
         Other, net                                                                       (24,658)                   81,514
                                                                                  ---------------           ---------------
              Net cash provided by operating activities                                 1,193,382                 1,543,808
                                                                                  ---------------           ---------------

Cash flows from investing activities:
     Purchases of property and improvements                                              (422,629)                 (299,278)
     Payment of leasing commissions                                                      (189,328)                  (72,557)
     Proceeds from sale of property                                                            --                   365,400
     Payment of closing costs related to sale of property                                      --                   (24,372)
     Distribution from joint venture                                                           --                   521,600
                                                                                  ---------------           ---------------
              Net cash provided by (used in) investing activities                        (611,957)                  490,793
                                                                                  ---------------           ---------------

Cash flows from financing activities:
     Cash distribution to limited partners                                             (1,843,694)                 (857,484)
     Cash distribution to General Partner                                                  (4,891)                   (8,036)
                                                                                  ---------------           ---------------
              Net cash used in financing activities                                    (1,848,585)                 (865,520)
                                                                                  ---------------           ---------------

Net increase (decrease) in cash and cash equivalents                                   (1,267,160)                1,169,081
Cash and cash equivalents, beginning of year                                            2,052,475                   368,015
                                                                                  ---------------           ---------------
Cash and cash equivalents, end of period                                          $       785,315           $     1,537,096
                                                                                  ===============           ===============












                             The Notes to Financial  Statements  are an integral part of these statements.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


     Readers of this quarterly report should refer to the CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP'S ("the Partnership") audited financial statements for the year ended December 31, 1995 which are included in the Partnership's 1995 Annual Report, as certain footnote disclosures which would substantially duplicate those contained in such audited financial statements have been omitted from this report.

1.   BASIS OF ACCOUNTING AND SIGNIFICANT ACCOUNTING POLICIES

A) BASIS OF PRESENTATION: The accompanying financial statements were prepared in accordance with generally accepted accounting principles, and reflect management's estimates and assumptions that affect the reported amounts. It is the opinion of management that the financial statements presented reflect all the adjustments necessary for a fair presentation of the financial condition and results of operations.

B) RECENT ACCOUNTING PRONOUNCEMENT: In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived
     Assets to be Disposed Of" (the "Statement"). The Statement requires a writedown to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. In addition, the Statement prohibits depreciation of long-lived assets to be disposed. Adoption of the Statement in the first quarter of 1996 had no effect on the Partnership's results of operations, liquidity and financial condition.

C) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

2.   UNCONSOLIDATED JOINT VENTURE - SUMMARY INFORMATION

     The Partnership owns a 26.08% interest in the Westford Office Venture (the "Venture") which owns the Westford Corporate Center in Westford, Massachusetts. The general partner of the Partnership's joint venture partner is an affiliate of the General Partner.

     Venture operations information:
                                                                     Three Months Ended                     Nine Months Ended
                                                                       September 30,                           September 30,
                                                                   1996             1995                  1996              1995
                                                                   ----             ----                  ----              ----

     Total income of venture                                $     465,585    $     478,526         $   1,346,746     $   1,452,241
     Net income of venture                                        129,203          149,575               281,630           472,168

     Venture balance sheet information:
                                                                       September 30,                         December 31,
                                                                           1996                                  1995
     Total assets                                                  $    11,549,208                        $    11,280,276
     Total liabilities                                                     739,300                                751,999


     The Venture paid a distribution to the venturers of $2,000,000 in 1995, of which the Partnership's share was $521,600.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                   (Unaudited)

3.   DEFERRED CHARGES

     Deferred charges consist of the following:
                                                                                     September 30,             December 31,
                                                                                         1996                      1995
     Deferred leasing commissions                                                 $     1,177,716           $       988,388
     Accumulated amortization                                                            (709,007)                 (628,194)
                                                                                  ---------------           ----------------
                                                                                          468,709                   360,194
     Deferred rent credits                                                                  9,929                    24,392
                                                                                  ---------------           ---------------
                                                                                  $       478,638           $       384,586
                                                                                  ===============           ===============

4.   TRANSACTIONS WITH AFFILIATES

     Fees and other expenses incurred by the Partnership  related to the General
Partner or its affiliates are as follows:

                                                   Three Months Ended            Nine Months Ended               Unpaid at
                                                      September 30,                 September 30,              September 30,
                                                      -------------                 ------------               -------------
                                                 1996              1995         1996             1995              1996
                                                 ----              ----         ----             ----              ----

     Partnership management fee(a)         $     20,948     $      23,727    $    48,468     $    103,203     $     20,948
     Property management fee (b)(c)              11,792            13,761         35,156           44,292            7,894
     Reimbursement (at cost) of
      out-of-pocket expenses                     15,757            22,453         52,231           44,139           37,175
                                           ------------     -------------    -----------     ------------     ------------
                                           $     48,497     $      59,941    $   135,855     $    191,634     $     66,017
                                           ============     =============    ===========     ============     ============



(a) Includes management fees attributable to the Partnership's 26.08% interest in the Westford Office Venture.

(b)  Does not include  management fees attributable to the Partnership's  26.08%
     interest in the Westford  Office Venture of $3,501 and $3,613 for the three months ended  September  30, 1996 and 1995,  respectively,  and $10,499 and
     $11,026  for  the  nine  months   ended   September   30,  1996  and  1995,
     respectively.

(c) Does not include on-site property management fees earned by independent management companies of $24,411 and $28,108 for the three months ended
     September 30, 1996 and 1995, respectively, and $74,170 and $87,909 for the nine months ended September 30, 1996 and 1995, respectively. On-site property management services have been contracted by an affiliate of the General Partner on behalf of the Partnership and are paid directly by the Partnership to the third party companies.


5.   SUBSEQUENT EVENT

     On November 15, 1996, the Partnership paid a distribution of $215,407 to limited partners and $2,118 to the General Partner.

            CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS


LIQUIDITY AND CAPITAL RESOURCES

     At September 30, 1996, the Partnership's cash and cash equivalents and the Partnership's share of cash and cash equivalents from the Westford Office Venture totaled $785,315 and $461,967, respectively. The Partnership's cash and cash equivalents were available for working capital requirements, cash reserves and distributions to partners. The Partnership paid the first quarter 1996 cash distribution of $182,451 or $4.65 per Unit on May 15, 1996, the second quarter cash distribution of $196,576 or $5.01 per Unit on August 15, 1996, and the third quarter cash distribution of $215,407 or $5.49 per Unit on November 15, 1996. The cash distributions were representative of each quarter's adjusted cash from operations, inclusive of adjustments to cash reserves. The Partnership's distributions from operations for the remainder of the year should reflect actual operating results subject to changes in reserves for liabilities or leasing risk.

     Lake Point's adjusted cash from operations for the third quarter of 1996 totaled approximately $123,000 after $127,000 of leasing commissions and tenant improvements, (including utilization of $20,000 of cash reserves to cover a portion of the third quarter leasing cost). A scheduled plumbing project, budgeted at $33,000, will be completed during the fourth quarter and approximately $50,000 to $60,000 of leasing costs related to leases signed in the third quarter will be incurred in the fourth quarter. The 1996 leasing plan has been completed with no remaining leasing exposure for 1996. The property is 100% occupied at September 30, 1996. During the third quarter, one of the property's major tenants assigned its lease to a successor company without the Partnership's consent. The Partnership's property manager is currently reviewing the situation to ensure that there is no major effect from this change on the property's operations.

     Woodlands Plaza generated $75,000 of adjusted cash from operations for the third quarter of 1996 after approximately $19,500 of leasing costs and an addition to cash reserves of $21,000. Two tenants, representing a total of 16,590 square feet, or 23% of net rentable area, renewed during the third quarter, eliminating the remaining 1996 leasing exposure. The Partnership estimated another $25,000 of expenditures in the fourth quarter to complete tenant improvements for third quarter renewing tenants. The property was 98.5% occupied at September 30, 1996.

     At Westford Corporate Center, adjusted cash from operations for the third quarter was $270,000 ($70,400 attributable to the Partnership's interest). The property remains 100% occupied. No capital expenditures have been planned for the year. During the first quarter, a portion of the 1995 capital expenditures was reimbursed by the tenants. In addition, adjustments were made to reduce other income (and the portion of account receivable representing 1995 tenant reimbursement billings) based on the final calculation of actual 1995 tenant reimbursable operating expenses. The 1996 estimated billings for tenant expense reimbursement are based on the annual budget.


RESULTS OF OPERATIONS

     Generally, decreases in the income statement accounts are the result of the sales of the remaining buildings of Westside Industrials. Buildings #3, 4 and 5, sold on December 26, 1995, were fully occupied in the first quarter of 1995. Building #6, sold on April 27, 1995, was vacant in 1995. For the nine months ended September 30, 1995, Westside Industrials accounted for approximately $152,000 of rental income, $17,000 of other income, $81,000 of property operating expenses, $15,000 of general and administrative expenses and $31,000 of depreciation and amortization. For the three months ended September 30, 1995, Westside Industrials accounted for approximately $51,000 of rental income, $7,000 of other income, $27,000 of property operating expenses, $3,000 of general and administrative expenses and $9,000 of depreciation and amortization. The following analytical comments have been limited to the Partnership's remaining properties.

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                 CONDITION AND RESULTS OF OPERATIONS (CONTINUED)




     Rental income increased for the three months and decreased for the nine months ended September 30, 1996, as compared with the same periods in 1995. The decrease for the nine months was the result of lease termination fees recorded in the second quarter of 1995 for Woodlands Plaza. Exclusive of the lease termination fees, rental income increased at Woodlands Plaza for the three and nine months due to a rise in leased space. Rental income at Lake Point increased approximately $16,000 and $82,000 for the three and nine months, respectively, due to the renewal of a tenant in the fourth quarter of 1995 with new terms, including a higher base rental rate and a lower expense reimbursement requirement, and the timing of tenant occupancies during the first quarter of 1995 versus 1996.

     The decrease in other income for the three and nine months ended September 30, 1996, as compared with the same periods of 1995, was primarily the result of lower expense charge-back billings at Woodlands Plaza due to lower property tax expense coupled with higher base years on 1995 leases.

     Interest income decreased for the three and nine months ended September 30, 1996, as compared with the same periods of 1995, due to a lower average cash balance and a slight decrease in interest rates from the prior year. For a portion of 1995, the cash balance included funds received from the sale of Westside building #6 and Woodlands Plaza lease termination fees.

     Property operating expenses increased for the three and nine months ended September 30, 1996. Cleaning and utility expenses increased at Lake Point due to a change in a tenant's lease upon renewal to a "full service lease" effective November 1, 1995, and at Woodlands Plaza due to higher occupancy. Offsetting the expense increase at Woodlands Plaza for the nine months was a decrease in property tax expense due to lower accrual estimates. Additionally, maintenance and repairs and management fees decreased at Woodlands Plaza for the nine months, primarily as a result of nonrecurring maintenance projects in 1995, including painting of the vending lounge, and management fees earned on lease termination fees in 1995. Property operating expenses increased for the three months at Woodlands Plaza as a result of a $20,000 property tax refund received in the third quarter of 1995.

     The decrease in general and administrative for the nine months ended September 30, 1996, as compared with the same period of 1995, was the result of a net decrease in the provision for doubtful accounts coupled with a nonrecurring appraisal fee for Woodlands Plaza in 1995.

     The decrease in fees and reimbursements to affiliates for the three and nine months ended September 30, 1996, as compared with the same periods of 1995, was due to a decrease in the partnership management fee as a result of a drop in adjusted cash from operations. Adjusted cash from operations was impacted by a higher level of capital improvements and leasing costs in 1996 as well as lease termination fees received in 1995.

     Depreciation and amortization decreased for the three and nine months ended September 30, 1996, as compared with the same periods in 1995, due primarily to accelerated depreciation and amortization of assets associated with vacated tenants at Woodlands Plaza in 1995. Partially offsetting the decrease was an increase in depreciation and amortization at Lake Point due to new tenant improvements and leasing commissions incurred during the second quarter of 1995.

     The gain on sale was the result of the sale of building #6 of the Westside property in April 1995.

     The joint venture net income decreased for the three and nine months ended September 30, 1996, as compared with the same periods in 1995. Revenue declined as the result of a lower base rental rate for the replacement tenant of a tenant that

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                 CONDITION AND RESULTS OF OPERATIONS (CONTINUED)




vacated in December 1995. In the first quarter of 1996, an adjustment was made that reduced other income because the actual recovery of operating expenses and taxes from tenants for 1995 was lower than estimated. Property operating expenses in 1996 increased due to increase in snow removal costs, as a result of a harsh winter, and costs for an HVAC project. In addition, a landscaping project capitalized in 1995 was reclassed to an expense account in 1996.


                                    OCCUPANCY

     The following is a listing of approximate physical occupancy levels by quarter for the Partnership's investment properties:

                                                                   1995                                          1996
                                          ------------------------------------------------       ----------------------------------
                                            At 3/31      At 6/30      At 9/30     At 12/31        At 3/31       At 6/30     At 9/30
1.   Woodlands Plaza II
     Office Building
     St. Louis, Missouri                      94%          90%          79%          75%             95%          99%          99%

2.   Westside Industrials
     (formerly Interpark)
     Phoenix, Arizona (a)                     80%         100%         100%          N/A             N/A          N/A          N/A

3.   Lake Point I, II, III
     Service Center
     Orlando, Florida                        100%         100%         100%          98%            100%         100%         100%

4.   Westford Corporate Center
     Westford, Massachusetts (b)             100%         100%         100%         100%            100%         100%         100%

     An "N/A" indicates the property was not owned by the Partnership at the end of the quarter.

(a) On April 27, 1995, Westside Industrials sold building #6, reducing square footage from 63,080 to 50,480. The remaining three buildings were sold on December 26, 1995.

(b) The partnership owns a 26.08% interest in the Westford Office Venture which owns the Westford Corporate Center.

                                        9

           CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
                       (A CONNECTICUT LIMITED PARTNERSHIP)



PART II - OTHER INFORMATION

     ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     (a) Exhibits:

         27 Financial Data Schedules

     (b) No Form 8-Ks were filed during the three months ended September 30, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CONNECTICUT GENERAL EQUITY PROPERTIES-I
                         LIMITED PARTNERSHIP


                         By: Connecticut General Realty Resources, Inc. - Third,
                             General Partner





Date: November 8, 1996   By: /s/ John D. Carey
      ----------------       -----------------
                             John D. Carey, President
                             (Principal Executive Officer)



Date: November 8, 1996   By: /s/ Josephine C. Donofrio
      ----------------       -------------------------
                             Josephine C. Donofrio, Controller
                             (Principal Accounting Officer)